UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Balanced Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	23

Eaton Vance
Balanced Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility, domestic equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year performance helping to offset sizable mid-year losses.
In the early months of 2011, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. In the third quarter, the market suffered broad-based declines as slowing corporate profit growth, a worsening eurozone crisis, and weakening U.S. and global economic activity eroded investor confidence. In October 2011, the market sharply reversed course, with the S&P 500 Index2 recording one of its best calendar months in decades. Investors were buoyed by Europe’s plan to combat Greece’s debt woes, expand a eurozone bailout fund, and recapitalize the region’s banks. Meanwhile, the U.S. economy showed late-year signs of improvement, most notably a slight decline in the unemployment rate. These developments helped the S&P 500 Index advance roughly 12% during the fourth quarter and end the year with a modest gain.
Turning to the bond markets, U.S. government securities and high-quality corporate and municipal bonds overcame first-half headwinds to generate solid gains for the 12 month-period. Although the interest-rate environment remained accommodative throughout 2011, U.S. government securities languished during much of the first half of the year. During that period, encouraging economic data and rising commodity prices triggered worries about inflationary pressures and imminent interest-rate hikes. Such concerns prompted many investors to avoid U.S. government securities and seek opportunities in riskier asset classes.
In the second half, however, the investment climate for U.S. government securities and high-quality bonds improved as eurozone problems and slowing global economic momentum curbed investors’ risk appetite. The Federal Reserve Board’s (the Fed) September 2011 announcement of its policy-rate outlook reduced interest-rate risk significantly for intermediate and long-term Treasuries, pushing up prices. In October 2011, the Fed launched “Operation Twist,” a new stimulus program designed to spur the economy and revive the housing market. Against this favorable backdrop, demand for U.S. government and high-quality bonds increased, despite the downgrade of the long-term U.S. credit rating earlier in the year.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Balanced Fund Class A shares at net asset value (NAV) had a total return of 1.31%. By comparison, the Fund’s benchmark, the S&P 500 Index (the Index), returned 2.11% for the year.
The U.S. fixed-income market (as measured by the Barclays Capital U.S. Aggregate Index) gained 7.84%, outperforming the U.S. equity market (as measured by the S&P 500 Index). As a result, the Fund’s approximately 36% allocation to fixed-income securities benefited performance relative to the Index.
The Fund’s equity allocation is invested in the Large-Cap Core Research Portfolio, which seeks to provide long-term capital appreciation. The Portfolio benefited from avoiding three large financial firms that fared especially poorly during the year. Other areas that contributed to Portfolio performance included stock selection in the consumer staples and telecommunication services sectors. Stock selection in the energy sector had the largest negative effect on the Portfolio’s performance relative to the Index. The Portfolio had overweight positions in two coal stocks that fell on concerns that a slowing global economy would dampen demand for coal. The Portfolio was also overweight certain energy services companies whose North American businesses were hurt by a correction in natural gas prices. Stock selection in the consumer discretionary and utilities sectors further detracted from the Portfolio’s performance.
The Fund’s fixed-income allocation is invested in the Investment Grade Income Portfolio. During the spring and summer, the Portfolio lowered its exposure to corporate bonds and commercial mortgage-backed securities (CMBS). Sales of such securities were not necessarily a function of management’s view on credit fundamentals, but rather a way to seek to reduce overall portfolio risk as the situation in Europe deteriorated. Despite this reduced exposure, the Portfolio was overweight corporate bonds and CMBS and underweight Treasuries relative to the Barclays Capital U.S. Aggregate Index throughout 2011. This had a negative impact on relative results, since corporates and CMBS underperformed Treasuries.
The Portfolio’s interest-rate exposure was managed to help protect against a material rise in rates—a strategy that detracted amid falling rates. Factors that aided relative results included an increase in the overall quality of corporate bond holdings, as lower-quality corporates underperformed higher-quality corporates relative to Treasuries during 2011. A decreased exposure to financials was also beneficial to the Portfolio’s performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Balanced Fund
December 31, 2011
Performance2,3

Portfolio Managers Charles Gaffney; Thomas H. Luster, CFA; Bernard Scozzafava, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Class A at NAV	4/1/1932	1.31%	1.90%	4.40%
Class A at 5.75% Maximum Sales Charge	—	-4.47	0.71	3.79
Class B at NAV	11/2/1993	0.53	1.12	3.61
Class B at 5% Maximum Sales Charge	—	-4.45	0.77	3.61
Class C at NAV	11/2/1993	0.54	1.16	3.62
Class C at 1% Maximum Sales Charge	—	-0.46	1.16	3.62

S&P 500 Index	—	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Index	—	7.84	6.50	5.77

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C

		1.19%	1.94%	1.94%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/31/01	$14,254	N.A.

Class C	12/31/01	$14,279	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) of offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Balanced Fund
December 31, 2011
Fund Profile5

Asset Allocation (% of total investments)

Equity Investments-Sector Allocation (% total investments)

Fixed Income-Allocation (% total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Balanced Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios). Investments in Large-Cap Core Research Portfolio represented approximately 63% of the Fund’s net assets, while Investment Grade Income Portfolio represented approximately 37% of the Fund’s net assets. References to investments are to the Fund’s pro-rated share of the aggregate holdings of each Portfolio, reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to Investment Grade Income Portfolio’s securities lending program.

Fund profile subject to change due to active management.

5

Eaton Vance
Balanced Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class A	$1,000.00	$973.60	$5.72	1.15%
Class B	$1,000.00	$969.70	$9.43	1.90%
Class C	$1,000.00	$969.90	$9.43	1.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	1.15%
Class B	$1,000.00	$1,015.60	$9.65	1.90%
Class C	$1,000.00	$1,015.60	$9.65	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Balanced Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Investment Grade Income Portfolio, at value (identified cost, $70,626,160)	$72,463,064
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $107,243,914)	123,907,626
Receivable for Fund shares sold	73,441

Total assets	$196,444,131

Liabilities

Payable for Fund shares redeemed	$382,209
Payable to affiliates:
Distribution and service fees	67,735
Administration fee	9,769
Trustees’ fees	125
Accrued expenses	108,922

Total liabilities	$568,760

Net Assets	$195,875,371

Sources of Net Assets

Paid-in capital	$195,553,478
Accumulated net realized loss from Portfolios	(18,486,347)
Accumulated undistributed net investment income	307,624
Net unrealized appreciation from Portfolios	18,500,616

Total	$195,875,371

Class A Shares

Net Assets	$154,498,461
Shares Outstanding	22,370,328
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.91
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.33

Class B Shares

Net Assets	$12,903,402
Shares Outstanding	1,866,843
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.91

Class C Shares

Net Assets	$28,473,508
Shares Outstanding	4,102,599
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.94

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Balanced Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest allocated from Portfolios	$2,846,571
Dividends allocated from Portfolios (net of foreign taxes, $38,007)	2,777,205
Securities lending income allocated from Portfolios, net	4,229
Expenses allocated from Portfolios	(1,418,079)

Total investment income from Portfolios	$4,209,926

Expenses

Administration fee	$12,800
Distribution and service fees
Class A	414,250
Class B	146,148
Class C	303,628
Trustees’ fees and expenses	500
Custodian fee	38,922
Transfer and dividend disbursing agent fees	255,611
Legal and accounting services	44,496
Printing and postage	35,896
Registration fees	48,437
Miscellaneous	13,046

Total expenses	$1,313,734

Net investment income	$2,896,192

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$5,360,768
Swap contracts	(2,252)
Foreign currency transactions	(6,398)

Net realized gain	$5,352,118

Change in unrealized appreciation (depreciation) —
Investments	$(5,527,995)
Swap contracts	52,462
Foreign currency	(552)

Net change in unrealized appreciation (depreciation)	$(5,476,085)

Net realized and unrealized loss	$(123,967)

Net increase in net assets from operations	$2,772,225

See Notes to Financial Statements.
8

Eaton Vance
Balanced Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$2,896,192	$2,912,329
Net realized gain from investment transactions, written options, swap contracts and foreign currency transactions	5,352,118	720,474
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency	(5,476,085)	15,112,348

Net increase in net assets from operations	$2,772,225	$18,745,151

Distributions to shareholders —
From net investment income
Class A	$(2,839,405)	$(2,738,202)
Class B	(136,890)	(129,293)
Class C	(289,617)	(242,293)

Total distributions to shareholders	$(3,265,912)	$(3,109,788)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,554,000	$15,689,997
Class B	2,372,581	2,481,889
Class C	6,436,855	4,988,693
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,184,494	2,129,343
Class B	99,656	101,750
Class C	243,845	199,453
Cost of shares redeemed
Class A	(42,707,482)	(50,551,585)
Class B	(3,239,245)	(3,825,751)
Class C	(9,685,027)	(10,721,780)
Net asset value of shares exchanged
Class A	2,259,595	2,772,115
Class B	(2,259,595)	(2,772,115)

Net decrease in net assets from Fund share transactions	$(27,740,323)	$(39,507,991)

Net decrease in net assets	$(28,234,010)	$(23,872,628)

Net Assets

At beginning of year	$224,109,381	$247,982,009

At end of year	$195,875,371	$224,109,381

Accumulated undistributed net investment income included in net assets

At end of year	$307,624	$282,769

See Notes to Financial Statements.
9

Eaton Vance
Balanced Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$6.940	$6.470	$5.350		$7.960	$7.600

Income (Loss) From Operations

Net investment income(1)	$0.107	$0.093	$0.089		$0.135	$0.137
Net realized and unrealized gain (loss)	(0.016)	0.477	1.124		(2.479)	1.067

Total income (loss) from operations	$0.091	$0.570	$1.213		$(2.344)	$1.204

Less Distributions

From net investment income	$(0.121)	$(0.100)	$(0.093)		$(0.133)	$(0.158)
From net realized gain	—	—	—		(0.133)	(0.686)

Total distributions	$(0.121)	$(0.100)	$(0.093)		$(0.266)	$(0.844)

Net asset value — End of year	$6.910	$6.940	$6.470		$5.350	$7.960

Total Return(2)	1.31%	8.92%	22.99%		(30.27)%	16.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$154,498	$176,533	$194,130		$181,381	$223,779
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.14%	1.19%	1.23%		1.14%	1.15	%(5)
Net investment income	1.54%	1.42%	1.57%		1.96%	1.69%
Portfolio Turnover of the Fund(6)	3%	1%	96%		22%	12%
Portfolio Turnover of Capital Growth Portfolio	—	—	—		293%	175%
Portfolio Turnover of Investment Grade Income Portfolio	100%	91%	94%		70%	130%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	56%		61%	35%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	44%	10	%(7)	—	—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See Notes to Financial Statements.
10

Eaton Vance
Balanced Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$6.940	$6.480	$5.360		$7.960	$7.600

Income (Loss) From Operations

Net investment income(1)	$0.055	$0.044	$0.047		$0.083	$0.076
Net realized and unrealized gain (loss)	(0.018)	0.466	1.122		(2.469)	1.068

Total income (loss) from operations	$0.037	$0.510	$1.169		$(2.386)	$1.144

Less Distributions

From net investment income	$(0.067)	$(0.050)	$(0.049)		$(0.081)	$(0.098)
From net realized gain	—	—	—		(0.133)	(0.686)

Total distributions	$(0.067)	$(0.050)	$(0.049)		$(0.214)	$(0.784)

Net asset value — End of year	$6.910	$6.940	$6.480		$5.360	$7.960

Total Return(2)	0.53%	7.92%	22.01%		(30.68)%	15.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,903	$15,982	$18,889		$20,127	$33,911
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.94%	1.98%		1.90%	1.90	%(5)
Net investment income	0.78%	0.67%	0.83%		1.19%	0.94%
Portfolio Turnover of the Fund(6)	3%	1%	96%		22%	12%
Portfolio Turnover of Capital Growth Portfolio	—	—	—		293%	175%
Portfolio Turnover of Investment Grade Income Portfolio	100%	91%	94%		70%	130%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	56%		61%	35%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	44%	10	%(7)	—	—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See Notes to Financial Statements.
11

Eaton Vance
Balanced Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$6.970	$6.490	$5.370		$7.980	$7.620

Income (Loss) From Operations

Net investment income(1)	$0.055	$0.044	$0.047		$0.084	$0.076
Net realized and unrealized gain (loss)	(0.018)	0.486	1.122		(2.480)	1.068

Total income (loss) from operations	$0.037	$0.530	$1.169		$(2.396)	$1.144

Less Distributions

From net investment income	$(0.067)	$(0.050)	$(0.049)		$(0.081)	$(0.098)
From net realized gain	—	—	—		(0.133)	(0.686)

Total distributions	$(0.067)	$(0.050)	$(0.049)		$(0.214)	$(0.784)

Net asset value — End of year	$6.940	$6.970	$6.490		$5.370	$7.980

Total Return(2)	0.54%	8.21%	21.98%		(30.72)%	15.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,474	$31,594	$34,963		$32,925	$29,286
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.94%	1.98%		1.90%	1.90	%(5)
Net investment income	0.79%	0.67%	0.83%		1.23%	0.94%
Portfolio Turnover of the Fund(6)	3%	1%	96%		22%	12%
Portfolio Turnover of Capital Growth Portfolio	—	—	—		293%	175%
Portfolio Turnover of Investment Grade Income Portfolio	100%	91%	94%		70%	130%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	56%		61%	35%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	44%	10	%(7)	—	—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See Notes to Financial Statements.
12

Eaton Vance
Balanced Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (55.9% and 60.6%, respectively, at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

13

Eaton Vance
Balanced Fund

December 31, 2011

Notes to Financial Statements — continued

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $16,164,574 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $6,443,005 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $257,907 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

14

Eaton Vance
Balanced Fund

December 31, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$3,265,912	$3,109,788

During the year ended December 31, 2011, accumulated net realized loss was increased by $394,575 and accumulated undistributed net investment income was increased by $394,575 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, distributions from real estate investment trusts (REITs), paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$311,401
Capital loss carryforward and post October losses	$(16,422,481)
Net unrealized appreciation	$16,432,973

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs, investments in partnerships and premium amortization.

3 Transactions with Affiliates

The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2011, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $1,223,129 or 0.58% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is calculated at an annual rate not exceeding 0.10% of the Fund’s average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined adviser and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the year ended December 31, 2011, the administration fee was 0.01% of the Fund’s average daily net assets and amounted to $12,800. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $15,664 in sub-transfer agent fees. The Fund was informed that EVD received $20,647 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $414,250 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended

15

Eaton Vance
Balanced Fund

December 31, 2011

Notes to Financial Statements — continued

December 31, 2011, the Fund paid or accrued to EVD $109,611 and $227,721 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $246,000 and $4,496,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $36,537 and $75,907 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $26,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Grade Income Portfolio	$4,099,256	$8,728,715
Large-Cap Core Research Portfolio	2,241,585	29,354,706

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	2,359,398	2,384,987
Issued to shareholders electing to receive payments of distributions in Fund shares	315,206	328,466
Redemptions	(6,068,362)	(7,697,398)
Exchange from Class B shares	323,426	421,619

Net decrease	(3,070,332)	(4,562,326)

16

Eaton Vance
Balanced Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class B	2011	2010

Sales	337,983	377,719
Issued to shareholders electing to receive payments of distributions in Fund shares	14,370	15,748
Redemptions	(463,980)	(586,162)
Exchange to Class A shares	(323,490)	(421,567)

Net decrease	(435,117)	(614,262)

	Year Ended December 31,

Class C	2011	2010

Sales	911,398	755,564
Issued to shareholders electing to receive payments of distributions in Fund shares	35,037	30,690
Redemptions	(1,375,391)	(1,639,027)

Net decrease	(428,956)	(852,773)

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2011 and December 31, 2010, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

17

Eaton Vance
Balanced Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 21, 2012

18

Eaton Vance
Balanced Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $2,779,733, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 74.6% qualifies for the corporate dividends received deduction.

19

Eaton Vance
Balanced Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Large-Cap Core Research Portfolio (LCCRP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust and IGIP since 2005 and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

20

Eaton Vance
Balanced Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust and IGIP since 2008 and of LCCRP since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of IGIP since 2000; and of LCCRP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and IGIP since 2005 and of LCCRP since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of LCCRP	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Charles B. Gaffney 1972	President of LCCRP	Since 2011	Director of Equity Research and Vice President EVM and BMR.

Thomas H. Luster 1962	President of IGIP	Since 2010	Vice President of EVM and BMR.

21

Eaton Vance
Balanced Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Payson F. Swaffield 1956	Vice President of the Trust and of IGIP	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of IGIP since 2008 and of LCCRP since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 (since 2009 for LCCRP) and Chief Legal Officer since 2008 (since 2009 for LCCRP)	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and IGIP since 2004 and of LCCRP since 2009	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance
Balanced Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

This Page Intentionally Left Blank

Investment Adviser of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162-2/12	BALSRC

Eaton Vance Dividend Builder Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Dividend Builder Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18 and 32
Federal Tax Information	19
Management and Organization	33
Important Notices	36

Eaton Vance
Dividend Builder Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Dividend Builder Fund’s Class A shares at net asset value (NAV) had a total return of 1.12%. By comparison, the Fund’s benchmark, the S&P 500 Index (the Index), gained 2.11% during the period. The Fund underperformed its benchmark primarily due to unfavorable stock selection in the health care, consumer staples, industrials and utilities sectors.
In the health care sector, stock selection in the pharmaceuticals industry hurt Fund performance relative to the Index, as did the Fund’s lack of exposure to the biotechnology industry. Results in the consumer staples sector were hampered by stock selection in the food products and tobacco industries, along with an underweight position in the outperforming household products industry. In the industrials sector, stock selection in three industries—aerospace and defense, industrial conglomerates, and trading companies and distributors—detracted most from performance. In the utilities sector, stock selection in the multi-utilities and gas utilities industries hampered performance.
On the positive side, performance was aided by the Fund’s holdings in the materials, energy, financials, and consumer discretionary sectors. Stock selection in the chemicals industry boosted Fund results in the top-performing materials sector, as did the Fund’s lack of exposure to two underperforming industries—construction materials and containers and packaging. In the energy sector, stock selection in the oil and gas industry was the main contributor to Fund performance. Although an overweight in energy equipment and services helped Fund performance, it was offset by unfavorable stock selection in that industry.
Results in the financials sector benefited from underweight positions in the poorly performing capital markets and diversified financial services industries. Stock selection in the latter industry also helped the Fund’s performance. In the consumer discretionary sector, an overweight position in the hotels, restaurants and leisure group contributed to results, along with the Fund’s lack of holdings in the automobiles industry. Stock selection and an overweight position in the specialty retail group also boosted performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Dividend Builder Fund
December 31, 2011
Portfolio Managers Judith A. Saryan, CFA; Charles Gaffney
Performance2,3

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception

Class A at NAV	12/18/1981	1.12%	-0.92%	7.35%	—
Class A at 5.75% Maximum Sales Charge	—	-4.66	-2.09	6.72	—
Class B at NAV	11/1/1993	0.45	-1.66	6.54	—
Class B at 5% Maximum Sales Charge	—	-4.43	-1.98	6.54	—
Class C at NAV	11/1/1993	0.36	-1.66	6.54	—
Class C at 1% Maximum Sales Charge	—	-0.62	-1.66	6.54	—
Class I at NAV	6/20/2005	1.38	-0.68	—	4.97
S&P 500 Index	—	2.11%	-0.25%	2.92%	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	1.09%	1.84%	1.84%	0.84%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/31/01	$18,856	N.A.
Class C	12/31/01	$18,853	N.A.
Class I	6/20/05	$13,732	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining . the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Dividend Builder Fund
December 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

McDonald’s Corp.	3.7%
Apple, Inc.	3.3
Royal Dutch Shell PLC, Class A	3.3
Wells Fargo & Co.	3.0
MetLife, Inc.	2.8
International Business Machines Corp.	2.8
Vodafone Group PLC ADR	2.7
Prudential Financial, Inc.	2.6
ConocoPhillips	2.4
LyondellBasell Industries NV, Class A	2.2
Total	28.8%
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Dividend Builder Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class A	$1,000.00	$963.00	$5.44	1.10%
Class B	$1,000.00	$959.40	$9.19	1.86%
Class C	$1,000.00	$959.40	$9.19	1.86%
Class I	$1,000.00	$964.20	$4.21	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	1.10%
Class B	$1,000.00	$1,015.80	$9.45	1.86%
Class C	$1,000.00	$1,015.80	$9.45	1.86%
Class I	$1,000.00	$1,020.90	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Dividend Builder Portfolio, at value (identified cost, $945,577,940)	$1,118,682,114
Receivable for Fund shares sold	1,415,385

Total assets	$1,120,097,499

Liabilities

Payable for Fund shares redeemed	$3,034,345
Payable to affiliates:
Distribution and service fees	366,609
Trustees’ fees	125
Accrued expenses	439,766

Total liabilities	$3,840,845

Net Assets	$1,116,256,654

Sources of Net Assets

Paid-in capital	$1,352,016,457
Accumulated net realized loss from Portfolio	(409,690,828)
Accumulated undistributed net investment income	826,851
Net unrealized appreciation from Portfolio	173,104,174

Total	$1,116,256,654

Class A Shares

Net Assets	$805,555,641
Shares Outstanding	82,235,514
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.40

Class B Shares

Net Assets	$59,141,602
Shares Outstanding	6,018,555
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.83

Class C Shares

Net Assets	$174,160,660
Shares Outstanding	17,720,232
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.83

Class I Shares

Net Assets	$77,398,751
Shares Outstanding	7,904,851
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $4,205,650)	$57,889,822
Interest allocated from Portfolio	19,749
Securities lending income allocated from Portfolio, net	1,325,365
Expenses allocated from Portfolio	(8,232,216)

Total investment income from Portfolio	$51,002,720

Expenses

Distribution and service fees
Class A	$2,223,455
Class B	691,572
Class C	1,883,472
Trustees’ fees and expenses	500
Custodian fee	38,438
Transfer and dividend disbursing agent fees	1,603,188
Legal and accounting services	43,941
Printing and postage	227,767
Registration fees	66,788
Miscellaneous	20,260

Total expenses	$6,799,381

Net investment income	$44,203,339

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$59,228,821
Foreign currency and forward foreign currency exchange contract transactions	12,115,021

Net realized gain	$71,343,842

Change in unrealized appreciation (depreciation) —
Investments	$(102,970,318)
Foreign currency and forward foreign currency exchange contracts	12,070

Net change in unrealized appreciation (depreciation)	$(102,958,248)

Net realized and unrealized loss	$(31,614,406)

Net increase in net assets from operations	$12,588,933

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$44,203,339	$44,895,108
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	71,343,842	40,026,759
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(102,958,248)	19,660,263

Net increase in net assets from operations	$12,588,933	$104,582,130

Distributions to shareholders —
From net investment income
Class A	$(32,268,249)	$(38,802,780)
Class B	(1,974,741)	(2,554,119)
Class C	(5,380,454)	(6,336,812)
Class I	(2,972,761)	(2,513,796)

Total distributions to shareholders	$(42,596,205)	$(50,207,507)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$105,365,297	$183,703,214
Class B	6,461,212	8,565,357
Class C	28,215,877	37,261,875
Class I	40,891,684	60,050,650
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	26,796,848	32,322,558
Class B	1,579,342	1,971,422
Class C	4,137,879	4,696,333
Class I	2,123,128	1,614,680
Cost of shares redeemed
Class A	(296,363,818)	(389,396,268)
Class B	(18,523,768)	(18,957,959)
Class C	(57,529,414)	(65,374,585)
Class I	(38,194,533)	(38,919,685)
Net asset value of shares exchanged
Class A	8,630,606	6,714,900
Class B	(8,630,606)	(6,714,900)

Net decrease in net assets from Fund share transactions	$(195,040,266)	$(182,462,408)

Net decrease in net assets	$(225,047,538)	$(128,087,785)

Net Assets

At beginning of year	$1,341,304,192	$1,469,391,977

At end of year	$1,116,256,654	$1,341,304,192

Accumulated undistributed net investment income included in net assets

At end of year	$826,851	$155,848

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value — Beginning of year	$10.050		$9.590	$8.860		$14.780	$13.250

Income (Loss) From Operations

Net investment income(1)	$0.373	(2)	$0.322	$0.358	(3)	$0.359	$0.324
Net realized and unrealized gain (loss)	(0.263)		0.498	0.732		(5.784)	2.643

Total income (loss) from operations	$0.110		$0.820	$1.090		$(5.425)	$2.967

Less Distributions

From net investment income	$(0.360)		$(0.360)	$(0.360)		$(0.360)	$(0.317)
From net realized gain	—		—	—		(0.135)	(1.120)

Total distributions	$(0.360)		$(0.360)	$(0.360)		$(0.495)	$(1.437)

Net asset value — End of year	$9.800		$10.050	$9.590		$8.860	$14.780

Total Return(4)	1.12%		9.02%	12.88%		(37.56)%	22.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$805,556		$981,721	$1,107,722		$1,130,036	$1,417,844
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.09%		1.09%	1.19%		1.05%	1.04%
Net investment income	3.75	%(2)	3.45%	4.24	%(3)	2.98%	2.23%
Portfolio Turnover of the Portfolio	87%		100%	152%		148%	60%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.83%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.15%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value — Beginning of year	$10.070		$9.610	$8.890		$14.800	$13.260

Income (Loss) From Operations

Net investment income(1)	$0.299	(2)	$0.253	$0.294	(3)	$0.273	$0.214
Net realized and unrealized gain (loss)	(0.255)		0.496	0.727		(5.800)	2.654

Total income (loss) from operations	$0.044		$0.749	$1.021		$(5.527)	$2.868

Less Distributions

From net investment income	$(0.284)		$(0.289)	$(0.301)		$(0.248)	$(0.208)
From net realized gain	—		—	—		(0.135)	(1.120)

Total distributions	$(0.284)		$(0.289)	$(0.301)		$(0.383)	$(1.328)

Net asset value — End of year	$9.830		$10.070	$9.610		$8.890	$14.800

Total Return(4)	0.45%		8.06%	12.05%		(38.03)%	22.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$59,142		$79,998	$91,836		$99,684	$164,233
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.84%		1.84%	1.94%		1.80%	1.79%
Net investment income	2.99	%(2)	2.70%	3.48	%(3)	2.24%	1.47%
Portfolio Turnover of the Portfolio	87%		100%	152%		148%	60%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.07%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.39%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value — Beginning of year	$10.080		$9.610	$8.890		$14.800	$13.260

Income (Loss) From Operations

Net investment income(1)	$0.300	(2)	$0.254	$0.298	(3)	$0.267	$0.215
Net realized and unrealized gain (loss)	(0.265)		0.506	0.723		(5.794)	2.654

Total income (loss) from operations	$0.035		$0.760	$1.021		$(5.527)	$2.869

Less Distributions

From net investment income	$(0.285)		$(0.290)	$(0.301)		$(0.248)	$(0.209)
From net realized gain	—		—	—		(0.135)	(1.120)

Total distributions	$(0.285)		$(0.290)	$(0.301)		$(0.383)	$(1.329)

Net asset value — End of year	$9.830		$10.080	$9.610		$8.890	$14.800

Total Return(4)	0.36%		8.17%	12.05%		(38.03)%	22.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$174,161		$204,098	$218,955		$210,537	$263,148
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.84%		1.84%	1.94%		1.80%	1.79%
Net investment income	3.01	%(2)	2.70%	3.52	%(3)	2.22%	1.47%
Portfolio Turnover of the Portfolio	87%		100%	152%		148%	60%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.08%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.095 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.40%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,

	2011		2010	2009		2008	2007

Net asset value — Beginning of year	$10.040		$9.580	$8.860		$14.790	$13.250

Income (Loss) From Operations

Net investment income(1)	$0.399	(2)	$0.358	$0.442	(3)	$0.366	$0.351
Net realized and unrealized gain (loss)	(0.264)		0.486	0.658		(5.764)	2.662

Total income (loss) from operations	$0.135		$0.844	$1.100		$(5.398)	$3.013

Less Distributions

From net investment income	$(0.385)		$(0.384)	$(0.380)		$(0.397)	$(0.353)
From net realized gain	—		—	—		(0.135)	(1.120)

Total distributions	$(0.385)		$(0.384)	$(0.380)		$(0.532)	$(1.473)

Net asset value — End of year	$9.790		$10.040	$9.580		$8.860	$14.790

Total Return(4)	1.38%		9.18%	13.15%		(37.40)%	23.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$77,399		$75,487	$50,879		$14,164	$10,622
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.84%		0.84%	0.94%		0.80%	0.79%
Net investment income	4.02	%(2)	3.83%	5.08	%(3)	3.13%	2.42%
Portfolio Turnover of the Portfolio	87%		100%	152%		148%	60%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.09%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.154 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.30%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.6% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $401,084,312 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($106,653,145) and December 31, 2017 ($294,431,167). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $78,167,186 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $6,996,923 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by

Eaton Vance
Dividend Builder Fund

December 31, 2011

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$42,596,205	$50,207,507

During the year ended December 31, 2011, accumulated net realized loss was decreased by $936,131 and accumulated undistributed net investment income was decreased by $936,131 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$825,446
Capital loss carryforward and post October losses	$(408,081,235)
Net unrealized appreciation	$171,495,986

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $61,499 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $111,139 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $2,223,455 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $518,679 and $1,412,604 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,145,000 and $28,371,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $172,893 and $470,868 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $3,000, $250,000 and $20,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,228,067 and $252,711,541, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	10,627,980	19,392,317
Issued to shareholders electing to receive payments of distributions in Fund shares	2,704,821	3,457,441
Redemptions	(29,699,458)	(41,399,562)
Exchange from Class B shares	873,462	712,678

Net decrease	(15,493,195)	(17,837,126)

Eaton Vance
Dividend Builder Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class B	2011	2010

Sales	642,573	908,590
Issued to shareholders electing to receive payments of distributions in Fund shares	158,870	210,298
Redemptions	(1,852,696)	(2,022,836)
Exchange to Class A shares	(870,506)	(710,497)

Net decrease	(1,921,759)	(1,614,445)

	Year Ended December 31,

Class C	2011	2010

Sales	2,821,551	3,935,564
Issued to shareholders electing to receive payments of distributions in Fund shares	416,727	500,844
Redemptions	(5,771,838)	(6,957,281)

Net decrease	(2,533,560)	(2,520,873)

	Year Ended December 31,

Class I	2011	2010

Sales	4,051,837	6,215,367
Issued to shareholders electing to receive payments of distributions in Fund shares	215,451	173,513
Redemptions	(3,879,698)	(4,181,478)

Net increase	387,590	2,207,402

Eaton Vance
Dividend Builder Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
Dividend Builder Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $44,754,744, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 49.7% qualifies for the corporate dividends received deduction.

Dividend Builder Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 3.5%

Boeing Co. (The)	50,000	$3,667,500
Lockheed Martin Corp.(1)	185,000	14,966,500
United Technologies Corp.	285,000	20,830,650

		$39,464,650

Chemicals — 4.2%

BASF SE	120,833	$8,412,200
LyondellBasell Industries NV, Class A	775,000	25,179,750
Praxair, Inc.	130,000	13,897,000

		$47,488,950

Commercial Banks — 5.8%

Australia and New Zealand Banking Group, Ltd.	300,000	$6,283,470
PNC Financial Services Group, Inc.	425,000	24,509,750
Wells Fargo & Co.	1,241,672	34,220,481

		$65,013,701

Communications Equipment — 2.2%

QUALCOMM, Inc.	450,000	$24,615,000

		$24,615,000

Computers & Peripherals — 3.3%

Apple, Inc.(2)	92,000	$37,260,000

		$37,260,000

Diversified Telecommunication Services — 5.1%

BT Group PLC	2,976,119	$8,821,757
CenturyLink, Inc.(1)	175,000	6,510,000
Nippon Telegraph & Telephone Corp.	325,000	16,545,722
Tele2 AB, Class B	195,000	3,779,014
Telstra Corp., Ltd.	2,000,000	6,802,047
Verizon Communications, Inc.(1)	375,000	15,045,000

		$57,503,540

Electric Utilities — 1.4%

PPL Corp.(1)	518,558	$15,255,976

		$15,255,976

Energy Equipment & Services — 0.9%

Schlumberger, Ltd.	142,000	$9,700,020

		$9,700,020

Food & Staples Retailing — 3.3%

Costco Wholesale Corp.	195,000	$16,247,400
Wal-Mart Stores, Inc.(1)	350,000	20,916,000

		$37,163,400

Food Products — 1.8%

Nestle SA	350,000	$20,098,227

		$20,098,227

Health Care Equipment & Supplies — 1.3%

Covidien PLC	325,000	$14,628,250

		$14,628,250

Health Care Providers & Services — 3.0%

Fresenius Medical Care AG & Co. KGaA	280,372	$19,044,033
UnitedHealth Group, Inc.	300,000	15,204,000

		$34,248,033

Hotels, Restaurants & Leisure — 4.6%

Carnival Corp.	80,000	$2,611,200
McDonald’s Corp.	409,000	41,034,970
Wynn Resorts, Ltd.(1)	70,000	7,734,300

		$51,380,470

Household Products — 0.7%

Colgate-Palmolive Co.	80,000	$7,391,200

		$7,391,200

Insurance — 6.8%

Aflac, Inc.	350,000	$15,141,000
MetLife, Inc.	1,020,169	31,808,869
Prudential Financial, Inc.	576,304	28,884,357

		$75,834,226

IT Services — 6.6%

Accenture PLC, Class A	460,000	$24,485,800
International Business Machines Corp.	170,000	31,259,600
Visa, Inc., Class A	182,000	18,478,460

		$74,223,860

Machinery — 1.3%

Deere & Co.(1)	185,000	$14,309,750

		$14,309,750

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Media — 1.3%

McGraw-Hill Cos., Inc. (The)(1)	325,000	$14,615,250

		$14,615,250

Multi-Utilities — 2.7%

CMS Energy Corp.(1)	800,000	$17,664,000
National Grid PLC	700,000	6,766,049
Sempra Energy	100,000	5,500,000

		$29,930,049

Oil, Gas & Consumable Fuels — 11.2%

Chevron Corp.	200,000	$21,280,000
ConocoPhillips	365,000	26,597,550
Kinder Morgan Management, LLC(1)(2)	258,106	20,266,483
Occidental Petroleum Corp.	224,000	20,988,800
Royal Dutch Shell PLC, Class A	1,000,000	36,689,256

		$125,822,089

Pharmaceuticals — 7.5%

Abbott Laboratories	200,000	$11,246,000
Johnson & Johnson	284,000	18,624,720
Pfizer, Inc.	550,000	11,902,000
Sanofi SA	315,000	23,025,775
Teva Pharmaceutical Industries, Ltd. ADR	475,000	19,171,000

		$83,969,495

Road & Rail — 2.4%

Norfolk Southern Corp.(1)	80,000	$5,828,800
Union Pacific Corp.	200,000	21,188,000

		$27,016,800

Semiconductors & Semiconductor Equipment — 1.4%

Intel Corp.(1)	650,000	$15,762,500

		$15,762,500

Software — 4.9%

Activision Blizzard, Inc.(1)	1,500,000	$18,480,000
Microsoft Corp.	870,000	22,585,200
Oracle Corp.	550,000	14,107,500

		$55,172,700

Specialty Retail — 4.3%

DSW, Inc., Class A(1)	251,928	$11,137,737
Home Depot, Inc. (The)(1)	200,000	8,408,000
Lowe’s Companies, Inc.(1)	320,000	8,121,600
TJX Companies, Inc. (The)(1)	325,000	20,978,750

		$48,646,087

Tobacco — 4.3%

British American Tobacco PLC	485,000	$23,008,586
Japan Tobacco, Inc.	2,000	9,405,021
Philip Morris International, Inc.	200,000	15,696,000

		$48,109,607

Wireless Telecommunication Services — 3.4%

Millicom International Cellular SA SDR(1)	80,000	$7,991,994
Vodafone Group PLC ADR(1)	1,090,000	30,552,700

		$38,544,694

Total Common Stocks
(identified cost $940,248,738)		$1,113,168,524

Short-Term Investments — 5.5%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.04%(3)(4)	$56,321	$56,321,360
Eaton Vance Cash Reserves Fund, LLC, 0.06%(4)	5,830	5,829,564

Total Short-Term Investments
(identified cost $62,150,924)		$62,150,924

Total Investments — 104.7%
(identified cost $1,002,399,662)		$1,175,319,448

Other Assets, Less Liabilities — (4.7)%		$(52,633,485)

Net Assets — 100.0%		$1,122,685,963

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
SDR	- Swedish Depositary Receipt

(1)	All or a portion of this security was on loan at December 31, 2011.

(2)	Non-income producing security.

(3)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2011. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Portfolio of Investments — continued

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	75.9%	$852,201,573
United Kingdom	6.7	75,285,648
Ireland	3.5	39,114,050
Germany	2.5	27,456,233
Japan	2.3	25,950,743
Netherlands	2.2	25,179,750
France	2.1	23,025,775
Switzerland	1.8	20,098,227
Australia	1.2	13,085,517
Luxembourg	0.7	7,991,994
Sweden	0.3	3,779,014

Long-Term Investments	99.2%	$1,113,168,524

Short-Term Investments		$62,150,924

Total Investments		$1,175,319,448

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value including $54,654,902 of securities on loan (identified cost, $940,248,738)	$1,113,168,524
Affiliated investments, at value (identified cost, $62,150,924)	62,150,924
Foreign currency, at value (identified cost, $285,567)	283,134
Dividends receivable	2,341,840
Interest receivable from affiliated investment	946
Receivable for open forward foreign currency exchange contracts	200,252
Securities lending income receivable	104,436
Tax reclaims receivable	1,637,291

Total assets	$1,179,887,347

Liabilities

Collateral for securities loaned	$56,321,360
Payable for open forward foreign currency exchange contracts	155,458
Payable to affiliates:
Investment adviser fee	588,940
Trustees’ fees	10,498
Accrued expenses	125,128

Total liabilities	$57,201,384

Net Assets applicable to investors’ interest in Portfolio	$1,122,685,963

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$949,613,560
Net unrealized appreciation	173,072,403

Total	$1,122,685,963

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $4,214,290)	$57,998,970
Securities lending income, net	1,328,142
Interest allocated from affiliated investment	19,763
Expenses allocated from affiliated investment	(1,712)

Total investment income	$59,345,163

Expenses

Investment adviser fee	$7,751,112
Trustees’ fees and expenses	42,487
Custodian fee	329,159
Legal and accounting services	72,176
Stock dividend tax	2,339
Miscellaneous	49,669

Total expenses	$8,246,942

Deduct —
Reduction of custodian fee	$58

Total expense reductions	$58

Net expenses	$8,246,884

Net investment income	$51,098,279

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$58,913,465
Investment transactions allocated from affiliated investments	8,281
Foreign currency and forward foreign currency exchange contract transactions	12,159,090

Net realized gain	$71,080,836

Change in unrealized appreciation (depreciation) —
Investments	$(103,000,040)
Foreign currency and forward foreign currency exchange contracts	10,009

Net change in unrealized appreciation (depreciation)	$(102,990,031)

Net realized and unrealized loss	$(31,909,195)

Net increase in net assets from operations	$19,189,084

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$51,098,279	$52,567,106
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	71,080,836	40,026,761
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(102,990,031)	19,660,266

Net increase in net assets from operations	$19,189,084	$112,254,133

Capital transactions —
Contributions	$11,598,891	$41,988,366
Withdrawals	(253,879,351)	(282,657,039)

Net decrease in net assets from capital transactions	$(242,280,460)	$(240,668,673)

Net decrease in net assets	$(223,091,376)	$(128,414,540)

Net Assets

At beginning of year	$1,345,777,339	$1,474,191,879

At end of year	$1,122,685,963	$1,345,777,339

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011		2010	2009		2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67%		0.67%	0.68%		0.66%	0.67%
Net investment income	4.16	%(2)	3.87%	4.76	%(3)	3.37%	2.59%
Portfolio Turnover	87%		100%	152%		148%	60%

Total Return	1.55%		9.47%	13.45%		(37.31)%	23.32%

Net assets, end of year (000’s omitted)	$1,122,686		$1,345,777	$1,474,192		$1,462,000	$1,849,307

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 0.93% of average daily net assets.
(3)	Includes special dividends equal to 1.10% of average daily net assets.

See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Dividend Builder Fund held a 99.6% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

Dividend Builder Portfolio

December 31, 2011

Notes to Financial Statements — continued

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $7,751,112, or 0.63% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,062,072,553 and $1,237,723,706, respectively, for the year ended December 31, 2011.

Dividend Builder Portfolio

December 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,004,390,003

Gross unrealized appreciation	$184,288,208
Gross unrealized depreciation	(13,358,763)

Net unrealized appreciation	$170,929,445

The net unrealized appreciation on foreign currency and forward foreign currency exchange contracts at December 31, 2011 on a federal income tax basis was $152,617.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

1/31/12	British Pound Sterling 11,649,191	United States Dollar 18,008,543	Citibank NA	$(78,457)
1/31/12	British Pound Sterling 11,649,191	United States Dollar 18,248,574	Standard Chartered Bank	161,574
1/31/12	British Pound Sterling 11,649,191	United States Dollar 18,009,999	State Street Bank and Trust Co.	(77,001)
1/31/12	Euro 29,969,830	United States Dollar 38,805,685	Citibank NA	10,845
1/31/12	Euro 29,969,830	United States Dollar 38,821,718	Standard Chartered Bank	26,878
1/31/12	Euro 29,969,830	United States Dollar 38,795,795	State Street Bank and Trust Co.	955

				$44,794

At December 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2011 the fair value of derivatives with credit-related contingent features in a net liability position was $155,458.

Dividend Builder Portfolio

December 31, 2011

Notes to Financial Statements — continued

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $200,252, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $188,452. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At December 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $11,800 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at December 31, 2011 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$200,252(1)	$(155,458	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income	Derivatives Recognized in Income

Forward foreign currency exchange contracts	$13,014,967(1)	$44,794(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2011, which is indicative of the volume of this derivative type, was approximately $69,674,000.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

7 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Dividend Builder Portfolio

December 31, 2011

Notes to Financial Statements — continued

8 Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2011 amounted to $188,571. At December 31, 2011, the value of the securities loaned and the value of the collateral received amounted to $54,654,902 and $56,321,360, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$114,641,807	$—	$—	$114,641,807
Consumer Staples	60,250,600	52,511,834	—	112,762,434
Energy	98,832,853	36,689,256	—	135,522,109
Financials	134,564,457	6,283,470	—	140,847,927
Health Care	90,775,970	42,069,808	—	132,845,778
Industrials	80,791,200	—	—	80,791,200
Information Technology	207,034,060	—	—	207,034,060
Materials	39,076,750	8,412,200	—	47,488,950
Telecommunication Services	52,107,700	43,940,534	—	96,048,234
Utilities	38,419,976	6,766,049	—	45,186,025

Total Common Stocks	$916,495,373	$196,673,151 *	$—	$1,113,168,524

Short-Term Investments	$—	$62,150,924	$—	$62,150,924

Total Investments	$916,495,373	$258,824,075	$—	$1,175,319,448

Forward Foreign Currency Exchange Contracts	$—	$200,252	$—	$200,252

Total	$916,495,373	$259,024,327	$—	$1,175,519,700

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(155,458)	$—	$(155,458)

Total	$—	$(155,458)	$—	$(155,458)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Dividend Builder Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Dividend Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
Dividend Builder Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the Trust and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Judith A. Saryan 1954	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Eaton Vance
Dividend Builder Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the Trust and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Dividend Builder Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Dividend Builder Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159-2/12	UTSRC

Eaton Vance Greater India Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Greater India Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 31
Federal Tax Information	20
Management and Organization	32
Important Notices	35

Eaton Vance
Greater India Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Following two consecutive years of positive equity market returns in 2009 and 2010, returns for the Indian market during 2011 were negative. The Bombay Stock Exchange 100 Index2 returned -36.55% in USD terms, the fall sharply accentuated by currency effects as the Indian rupee depreciated by 18.7% against the dollar during the course of the year.
A major factor driving the poor performance of Indian equities was the continued failure of the Indian political system to enact legislation to ease the production and infrastructure bottlenecks that kept inflation worryingly high and resulted in a steady decline in the rate of economic growth during the year. The failure of the government in late December to enact planned legislation to open up the Indian retail market to foreign direct investment and competition disappointed the market and led to further market declines.
Corporate earnings were also muted, showing evidence of the impact of rising cost pressures on profit margins. Results announced for the first half of India’s 2012 fiscal year (April-September 2011), showed after-tax profits growing at a declining rate relative to sales.
Market capitalization was also a significant driver of returns during the year, as risk-averse investors rotated out of mid-cap and small-cap stocks in favor of their large cap peers, driving the outperformance of the latter.
During the period, the Reserve Bank of India (RBI) faced the problem of twin deficits, high and sticky inflation, and a declining growth rate. A series of rate hikes enacted during the year gave policymakers the ammunition to ease should growth prospects worsen, but the persistence of inflation was an unwelcome constraint. Markets were also sensitive to the content of economic data releases for much of the period. India’s GDP growth rate fell below 7% year-over-year in the third quarter of 2011, having trended at approximately 9% during 2010. At the same time, the normal monsoon season in 2011 and the strong service sector were positive factors on the country’s growth rate.
By the end of the period, the monetary policy cycle began to turn with the RBI’s policy priority of gradually shifting from controlling inflation to ensuring stabilization and then recovery in growth. Inflation began to fall, given the high inflation rate relative to the rate in the corresponding period of the previous year and a decline in food inflation. Late in the period, rhetoric from the RBI reflected that the cycle of interest rate increases had ended.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Greater India Fund Class A shares at net asset value (NAV) returned -38.80%, trailing its benchmark, the Bombay Stock Exchange 100 Index (the Index), which returned -36.55%.
At the sector level, the largest detractor from performance relative to the Index was the Fund’s underweight in consumer staples stocks, the defensive characteristics of which enabled the sector to outperform the broader market. The Fund’s overweight in industrials was also a performance headwind, as ongoing political uncertainty negatively affected the investment cycle. The Fund’s exposure to some mid-cap stocks also hurt performance, as the market was generally mid-cap averse during the period.
Relative performance benefited from both an underweight and effective stock selection in the energy and financials sectors. A small exposure to Sri Lankan stocks, which are not represented in the Index, was also a positive factor.
The portfolio was positioned slightly more cautiously as we ended 2011. While we remain positive on the outlook for the Indian economy, we expect the equity market to be more volatile in the first quarter given the announcement of corporate results, state elections and the Union Budget. We expect companies related to domestic consumption to generate continued growth, albeit at a slower rate than in 2011, and the Fund remained selectively overweight certain domestic consumption stocks at December 31, 2011. We would, however, hope for oil prices to peak and for more clarity on the likely path of interest-rate policy before turning more bullish on the Indian market.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Greater India Fund
December 31, 2011
Portfolio Manager Christopher Darling, Lloyd George Management Limited
Performance2,3

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	5/2/1994	–38.80%	–5.03%	14.37%	—
Class A at 5.75% Maximum Sales Charge	—	–42.31	–6.14	13.70	—
Class B at NAV	5/2/1994	–39.21	–5.56	13.86	—
Class B at 5% Maximum Sales Charge	—	–42.24	–5.88	13.86	—
Class C at NAV	7/7/2006	–39.23	–5.55	—	–0.86
Class C at 1% Maximum Sales Charge	—	–39.84	–5.55	—	–0.86
Class I at NAV	10/1/2009	–38.62	—	—	–9.05

Bombay Stock Exchange 100 Index	—	–36.55%	0.15%	17.32%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I

Gross		1.93%	2.63%	2.63%	1.63%
Net		1.88	2.58	2.58	1.58
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/31/01	$36,647	N.A.

Class C	7/7/06	$9,538	N.A.

Class I	10/1/09	$8,077	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Greater India Fund
December 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Infosys, Ltd.	6.9%
ITC, Ltd.	5.8
Reliance Industries, Ltd.	4.7
ICICI Bank, Ltd.	4.7
HDFC Bank, Ltd.	4.5
Housing Development Finance Corp., Ltd.	4.2
Bharti Airtel, Ltd.	4.2
Tata Consultancy Services, Ltd.	4.1
Dr. Reddy’s Laboratories, Ltd.	3.6
State Bank of India	3.6

Total	46.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Greater India Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Prior to January 1, 2011, Class A and Class I shares were subject to a 1% redemption fee on redemptions or exchanges within 90 days of settlement of purchase.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Greater India Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$681.70	$7.97	**	1.88%
Class B	$1,000.00	$679.40	$10.92	**	2.58%
Class C	$1,000.00	$679.20	$10.92	**	2.58%
Class I	$1,000.00	$682.60	$6.70	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55	**	1.88%
Class B	$1,000.00	$1,012.20	$13.09	**	2.58%
Class C	$1,000.00	$1,012.20	$13.09	**	2.58%
Class I	$1,000.00	$1,017.20	$8.03	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, the expenses would be higher.

6

Eaton Vance
Greater India Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Greater India Portfolio, at value (identified cost, $392,400,457)	$361,123,716
Receivable for Fund shares sold	322,153
Receivable from affiliates	2,776
Other assets	4,041

Total assets	$361,452,686

Liabilities

Payable for Fund shares redeemed	$2,974,087
Payable to affiliates:
Administration fee	49,655
Distribution and service fees	161,830
Trustees’ fees	125
Accrued expenses	235,911

Total liabilities	$3,421,608

Net Assets	$358,031,078

Sources of Net Assets

Paid-in capital	$534,042,314
Accumulated net realized loss from Portfolio	(140,104,779)
Accumulated net investment loss	(4,629,716)
Net unrealized depreciation from Portfolio	(31,276,741)

Total	$358,031,078

Class A Shares

Net Assets	$227,580,581
Shares Outstanding	13,201,571
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.24
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.29

Class B Shares

Net Assets	$64,623,694
Shares Outstanding	4,177,581
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.47

Class C Shares

Net Assets	$42,306,531
Shares Outstanding	2,728,893
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.50

Class I Shares

Net Assets	$23,520,272
Shares Outstanding	1,353,165
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Greater India Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $27,726)	$8,502,523
Interest allocated from Portfolio	1,945
Expenses allocated from Portfolio	(7,581,846)

Total investment income from Portfolio	$922,622

Expenses

Management fee	$575,090
Administration fee	538,225
Distribution and service fees
Class A	1,231,989
Class B	1,033,623
Class C	694,309
Trustees’ fees and expenses	500
Custodian fee	40,157
Transfer and dividend disbursing agent fees	985,194
Legal and accounting services	39,372
Printing and postage	145,483
Registration fees	59,328
Miscellaneous	18,080

Total expenses	$5,361,350

Deduct —
Reduction and waiver of expenses by affiliates	$420,896

Total expense reductions	$420,896

Net expenses	$4,940,454

Net investment loss	$(4,017,832)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (including refundable foreign capital gains taxes of $565,104)	$(19,453,511)
Foreign currency transactions	(2,754,144)

Net realized loss	$(22,207,655)

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $3,577,264)	$(247,327,011)
Foreign currency	(1,002,937)

Net change in unrealized appreciation (depreciation)	$(248,329,948)

Net realized and unrealized loss	$(270,537,603)

Net decrease in net assets from operations	$(274,555,435)

See Notes to Financial Statements.
8

Eaton Vance
Greater India Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(4,017,832)	$(7,473,678)
Net realized gain (loss) from investment and foreign currency transactions	(22,207,655)	75,281,137
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(248,329,948)	74,757,182

Net increase (decrease) in net assets from operations	$(274,555,435)	$142,564,641

Distributions to shareholders —
From net investment income
Class A	$(668,128)	$—
Class B	(194,900)	—
Class C	(130,207)	—
Class I	(58,812)	—

Total distributions to shareholders	$(1,052,047)	$—

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$27,427,610	$82,708,848
Class B	2,807,280	7,760,963
Class C	8,398,869	23,602,186
Class I	20,244,120	23,238,495
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	574,772	—
Class B	150,402	—
Class C	92,742	—
Class I	19,156	—
Cost of shares redeemed
Class A	(178,388,547)	(135,477,039)
Class B	(29,806,058)	(22,493,704)
Class C	(27,670,579)	(19,067,998)
Class I	(23,636,102)	(16,134,908)
Net asset value of shares exchanged
Class A	2,522,247	1,701,567
Class B	(2,522,247)	(1,701,567)
Redemption fees	—	21,257

Net decrease in net assets from Fund share transactions	$(199,786,335)	$(55,841,900)

Net increase (decrease) in net assets	$(475,393,817)	$86,722,741

Net Assets

At beginning of year	$833,424,895	$746,702,154

At end of year	$358,031,078	$833,424,895

Accumulated net investment loss included in net assets

At end of year	$(4,629,716)	$(11,029,081)

See Notes to Financial Statements.
9

Eaton Vance
Greater India Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$28.220		$23.350	$12.050	$36.190	$25.800

Income (Loss) From Operations

Net investment loss(1)	$(0.120)		$(0.208)	$(0.157)	$(0.245)	$(0.331)
Net realized and unrealized gain (loss)	(10.823)		5.077	11.456	(22.716)	14.234

Total income (loss) from operations	$(10.943)		$4.869	$11.299	$(22.961)	$13.903

Less Distributions

From net investment income	$(0.037)		$—	$—	$—	$—
From net realized gain	—		—	—	(1.183)	(3.518)

Total distributions	$(0.037)		$—	$—	$(1.183)	$(3.518)

Redemption fees(1)	$—		$0.001	$0.001	$0.004	$0.005

Net asset value — End of year	$17.240		$28.220	$23.350	$12.050	$36.190

Total Return(2)	(38.80)%		20.81%	93.78%	(65.23)%	55.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$227,581		$552,831	$508,035	$293,121	$1,268,761
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.93	%(5)	1.97%	2.23%	2.12%	1.99%
Net investment loss	(0.51)%		(0.83)%	(0.91)%	(1.10)%	(1.11)%
Portfolio Turnover of the Portfolio	49%		59%	63%	38%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the year ended December 31, 2011). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
10

Eaton Vance
Greater India Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$25.500		$21.230	$11.000	$33.360	$24.090

Income (Loss) From Operations

Net investment loss(1)	$(0.250)		$(0.323)	$(0.222)	$(0.324)	$(0.446)
Net realized and unrealized gain (loss)	(9.743)		4.592	10.451	(20.856)	13.229

Total income (loss) from operations	$(9.993)		$4.269	$10.229	$(21.180)	$12.783

Less Distributions

From net investment income	$(0.037)		$—	$—	$—	$—
From net realized gain	—		—	—	(1.183)	(3.518)

Total distributions	$(0.037)		$—	$—	$(1.183)	$(3.518)

Redemption fees(1)	$—		$0.001	$0.001	$0.003	$0.005

Net asset value — End of year	$15.470		$25.500	$21.230	$11.000	$33.360

Total Return(2)	(39.21)%		20.07%	92.82%	(65.40)%	54.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$64,624		$142,604	$134,386	$77,277	$301,887
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.61	%(5)	2.58%	2.73%	2.62%	2.49%
Net investment loss	(1.18)%		(1.42)%	(1.42)%	(1.60)%	(1.61)%
Portfolio Turnover of the Portfolio	49%		59%	63%	38%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the year ended December 31, 2011). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
11

Eaton Vance
Greater India Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$25.550		$21.270	$11.030	$33.420	$24.120

Income (Loss) From Operations

Net investment loss(1)	$(0.249)		$(0.325)	$(0.227)	$(0.315)	$(0.485)
Net realized and unrealized gain (loss)	(9.764)		4.604	10.466	(20.895)	13.299

Total income (loss) from operations	$(10.013)		$4.279	$10.239	$(21.210)	$12.814

Less Distributions

From net investment income	$(0.037)		$—	$—	$—	$—
From net realized gain	—		—	—	(1.183)	(3.518)

Total distributions	$(0.037)		$—	$—	$(1.183)	$(3.518)

Redemption fees(1)	$—		$0.001	$0.001	$0.003	$0.004

Net asset value — End of year	$15.500		$25.550	$21.270	$11.030	$33.420

Total Return(2)	(39.23)%		20.12%	92.84%	(65.40)%	54.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,307		$93,865	$74,778	$35,548	$120,050
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.61	%(5)	2.58%	2.73%	2.62%	2.49%
Net investment loss	(1.17)%		(1.43)%	(1.42)%	(1.58)%	(1.66)%
Portfolio Turnover of the Portfolio	49%		59%	63%	38%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the year ended December 31, 2011). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
12

Eaton Vance
Greater India Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
				Period Ended
	2011		2010	December 31, 2009(1)

Net asset value — Beginning of period	$28.360		$23.380	$21.550

Income (Loss) From Operations

Net investment loss(2)	$(0.018)		$(0.093)	$(0.071)
Net realized and unrealized gain (loss)	(10.925)		5.072	1.901

Total income (loss) from operations	$(10.943)		$4.979	$1.830

Less Distributions

From net investment income	$(0.037)		$—	$—

Total distributions	$(0.037)		$—	$—

Redemption fees(2)	$—		$0.001	$0.000	(3)

Net asset value — End of period	$17.380		$28.360	$23.380

Total Return(4)	(38.62)%		21.30%	8.49	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,520		$44,125	$29,502
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.61	%(8)	1.57%	1.73	%(9)
Net investment loss	(0.08)%		(0.37)%	(1.25	)%(9)
Portfolio Turnover of the Portfolio	49%		59%	63	%(10)

(1)	For the period from the commencement of operations, October 1, 2009, to December 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the year ended December 31, 2011). Absent this subsidy, total return would be lower.
(9)	Annualized.
(10)	For the Portfolio’s year ended December 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
Greater India Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $104,847,775 and realized capital losses of $27,294,156 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year. Such capital losses are treated as realized prior to the utilization of the capital loss carryforward.

Additionally, at December 31, 2011, the Fund had a net loss of $3,863,589 attributable to foreign currency and passive foreign investment company transactions incurred after October 31, 2011. This net loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of

14

Eaton Vance
Greater India Fund

December 31, 2011

Notes to Financial Statements — continued

any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$1,052,047	$—

During the year ended December 31, 2011, accumulated net realized loss was increased by $3,676,530, accumulated net investment loss was decreased by $11,469,244 and paid-in capital was decreased by $7,792,714 due to differences between book and tax accounting, primarily for net operating losses, investments in passive foreign investment companies (PFICs), foreign capital gains taxes and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward, deferred capital losses and post October losses	$(136,005,520)
Net unrealized depreciation	$(40,005,716)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3 Administration Fee and Other Transactions with Affiliates

Effective April 28, 2011, the administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the period from April 28, 2011 through December 31, 2011, the administration fee amounted to $538,225. Prior to April 28, 2011, EVM earned a management fee as compensation for management and administration of the business affairs of the Fund. The fee was computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and was payable monthly. For the period from January 1, 2011 through April 27, 2011, the management fee amounted to $575,090 or 0.25% (annualized) of the Fund’s average daily net assets. Effective April 28, 2011, investment adviser fees are paid by the Portfolio to Boston Management and Research (BMR), a subsidiary of EVM,

15

Eaton Vance
Greater India Fund

December 31, 2011

Notes to Financial Statements — continued

and sub-adviser fees are paid by BMR to Lloyd George Investment Management (Hong Kong) Limited (LGM-HK). Prior to April 28, 2011, investment adviser and administration fees were paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective April 28, 2011, BMR and LGM-HK have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.88%, 2.58%, 2.58% and 1.58% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 28, 2013. Pursuant to this agreement, BMR and LGM-HK were allocated $305,267 in total of the Fund’s operating expenses for the period from April 28, 2011 through December 31, 2011. Such reimbursement was shared equally by BMR and LGM-HK. Prior to April 28, 2011, Lloyd George and EVM had agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Pursuant to this agreement, EVM and Lloyd George were allocated $115,629 in total of the Fund’s operating expenses for the period from January 1, 2011 through April 27, 2011. Such reduction was shared equally by EVM and Lloyd George. The new administrative services agreement and expense reimbursement agreement and termination of the management agreement and fee reduction agreement became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM. Prior to April 28, 2011, Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also reduced a portion of its fees (see Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $54,332 in sub-transfer agent fees. The Fund was informed that EVD received $61,652 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s, BMR’s, LGM-HK’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the administration fee and/or management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

The costs of preparing, printing and mailing the Fund’s proxy statements and the costs of soliciting proxies in connection with the shareholder meeting held on April 6, 2011, were borne directly by Lloyd George or an affiliate.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Prior to April 28, 2011 and pursuant to the former Class A Plan, the Fund paid EVD an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which had remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which were attributable to Class A shares which had remained outstanding for more than one year, for providing ongoing distribution services to the Fund. Pursuant to the former Class A Plan, the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. EVD had contractually agreed to reduce its distribution and service fees with respect to the former Class A Plan such that the Fund’s total Class A distribution and service fees did not exceed 0.35% annually of the average daily net assets attributable to Class A shares. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $227,828 or 0.15% (annualized) of the average daily net assets for Class A shares for the period from January 1, 2011 through April 27, 2011. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011, prior to the reduction noted above, amounted to $1,459,817 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Prior to April 28, 2011, Uncovered Distribution Charges were reduced by amounts theretofore paid or payable to EVD by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD were equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and were made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2011, the Fund paid or accrued to EVD $775,217 and $520,732 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,577,000 and $9,714,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

16

Eaton Vance
Greater India Fund

December 31, 2011

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $258,406 and $173,577 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $16,000, $386,000 and $20,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,793,930 and $206,481,598, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	1,118,423	3,225,800
Issued to shareholders electing to receive payments of distributions in Fund shares	23,299	—
Redemptions	(7,647,562)	(5,460,914)
Exchange from Class B shares	115,700	68,792

Net decrease	(6,390,140)	(2,166,322)

	Year Ended December 31,

Class B	2011	2010

Sales	129,515	337,155
Issued to shareholders electing to receive payments of distributions in Fund shares	6,756	—
Redemptions	(1,422,789)	(999,810)
Exchange to Class A shares	(128,608)	(75,855)

Net decrease	(1,415,126)	(738,510)

17

Eaton Vance
Greater India Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class C	2011	2010

Sales	379,101	1,011,925
Issued to shareholders electing to receive payments of distributions in Fund shares	4,157	—
Redemptions	(1,327,635)	(853,955)

Net increase (decrease)	(944,377)	157,970

	Year Ended December 31,

Class I	2011	2010

Sales	835,345	909,711
Issued to shareholders electing to receive payments of distributions in Fund shares	772	—
Redemptions	(1,038,738)	(615,956)

Net increase (decrease)	(202,621)	293,755

For the year ended December 31, 2010, the Fund received $21,257 in redemption fees.

18

Eaton Vance
Greater India Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

19

Eaton Vance
Greater India Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $8,031,485, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

20

Greater India Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 98.2%

Security	Shares	Value

India — 94.2%

Auto Components — 1.0%

Exide Industries, Ltd.	1,801,132	$3,545,885

		$3,545,885

Automobiles — 7.5%

Bajaj Auto, Ltd.	239,040	$7,152,004
Mahindra & Mahindra, Ltd.	899,736	11,507,674
Tata Motors, Ltd.	2,547,790	8,537,350

		$27,197,028

Commercial Banks — 16.1%

Allahabad Bank, Ltd.	1,909,984	$4,113,021
Bank of Baroda	326,451	4,029,733
HDFC Bank, Ltd.	2,024,125	16,253,739
ICICI Bank, Ltd.	1,296,914	16,839,087
State Bank of India	425,298	12,976,148
Yes Bank, Ltd.	885,180	3,974,201

		$58,185,929

Construction & Engineering — 4.7%

IRB Infrastructure Developers, Ltd.	2,169,893	$5,306,160
Larsen & Toubro, Ltd.	618,512	11,574,444

		$16,880,604

Diversified Financial Services — 3.7%

Infrastructure Development Finance Co., Ltd.	4,233,769	$7,249,319
Rural Electrification Corp., Ltd.	2,046,404	5,937,377

		$13,186,696

Electric Utilities — 3.4%

Power Grid Corporation of India, Ltd.	4,068,999	$7,663,749
Tata Power Co., Ltd.	2,825,740	4,640,556

		$12,304,305

Electrical Equipment — 0.9%

Bharat Heavy Electricals, Ltd.	725,960	$3,257,990

		$3,257,990

Hotels, Restaurants & Leisure — 0.3%

Mahindra Holidays & Resorts India, Ltd.	168,173	$939,913

		$939,913

Independent Power Producers & Energy Traders — 1.8%

NTPC, Ltd.	2,162,024	$6,511,017

		$6,511,017

IT Services — 13.4%

HCL Technologies, Ltd.	1,174,934	$8,558,891
Infosys, Ltd.	483,293	25,059,850
Tata Consultancy Services, Ltd.	675,046	14,682,931

		$48,301,672

Machinery — 1.9%

Ashok Leyland, Ltd.	15,619,821	$6,745,329

		$6,745,329

Media — 1.1%

Zee Entertainment Enterprises, Ltd.	1,775,267	$3,944,132

		$3,944,132

Metals & Mining — 4.4%

Hindalco Industries, Ltd.	3,003,750	$6,505,923
Sterlite Industries (India), Ltd.	2,629,459	4,453,925
Tata Steel, Ltd.	791,084	4,969,375

		$15,929,223

Oil, Gas & Consumable Fuels — 9.2%

Bharat Petroleum Corp., Ltd.	405,409	$3,672,000
Cairn India, Ltd.(1)	887,940	5,259,665
Petronet LNG, Ltd.	2,552,468	7,516,039
Reliance Industries, Ltd.	1,295,677	16,882,375

		$33,330,079

Pharmaceuticals — 8.5%

Aurobindo Pharma, Ltd.	347,654	$557,158
Cipla, Ltd.	1,260,398	7,569,965
Dr. Reddy’s Laboratories, Ltd.	441,509	13,168,687
Glenmark Pharmaceuticals, Ltd.	664,145	3,661,007
Lupin, Ltd.	693,543	5,858,376

		$30,815,193

See Notes to Financial Statements.
21

Greater India Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Management & Development — 1.3%

DLF, Ltd.	1,338,440	$4,607,984

		$4,607,984

Thrifts & Mortgage Finance — 4.2%

Housing Development Finance Corp., Ltd.	1,252,880	$15,288,755

		$15,288,755

Tobacco — 5.8%

ITC, Ltd.	5,595,429	$21,122,157

		$21,122,157

Wireless Telecommunication Services — 5.0%

Bharti Airtel, Ltd.	2,351,766	$15,218,329
Idea Cellular, Ltd.(1)	1,803,632	2,816,090

		$18,034,419

Total India
(identified cost $372,419,735)		$340,128,310

Sri Lanka — 4.0%

Commercial Banks — 2.2%

Commercial Bank of Ceylon PLC	9,239,174	$8,118,492

		$8,118,492

Industrial Conglomerates — 1.6%

John Keells Holdings PLC	3,813,368	$5,724,691

		$5,724,691

Wireless Telecommunication Services — 0.2%

Dialog Axiata PLC	8,149,080	$565,018

		$565,018

Total Sri Lanka
(identified cost $13,266,273)		$14,408,201

Total Common Stocks
(identified cost $385,686,008)		$354,536,511

Short-Term Investments — 0.2%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/12	$893	$892,913

Total Short-Term Investments
(identified cost $892,913)		$892,913

Total Investments — 98.4%
(identified cost $386,578,921)		$355,429,424

Other Assets, Less Liabilities — 1.6%		$5,695,128

Net Assets — 100.0%		$361,124,552

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See Notes to Financial Statements.
22

Greater India Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $386,578,921)	$355,429,424
Foreign currency, at value (identified cost, $3,934,794)	3,932,965
Receivable for investments sold	1,165,211
Receivable for foreign taxes	1,198,772

Total assets	$361,726,372

Liabilities

Payable to affiliates:
Investment adviser fee	$366,104
Trustees’ fees	5,260
Accrued expenses	230,456

Total liabilities	$601,820

Net Assets applicable to investors’ interest in Portfolio	$361,124,552

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$392,466,871
Net unrealized depreciation	(31,342,319)

Total	$361,124,552

See Notes to Financial Statements.
23

Greater India Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $27,726)	$8,502,540
Interest	1,945

Total investment income	$8,504,485

Expenses

Investment adviser fee	$5,709,415
Administration fee	567,657
Trustees’ fees and expenses	23,079
Custodian fee	1,157,067
Legal and accounting services	107,444
Miscellaneous	17,372

Total expenses	$7,582,034

Deduct —
Reduction of custodian fee	$171

Total expense reductions	$171

Net expenses	$7,581,863

Net investment income	$922,622

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (including refundable foreign capital gains taxes of $565,105)	$(19,453,558)
Foreign currency transactions	(2,754,150)

Net realized loss	$(22,207,708)

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $3,577,270)	$(247,326,341)
Foreign currency	(1,004,075)

Net change in unrealized appreciation (depreciation)	$(248,330,416)

Net realized and unrealized loss	$(270,538,124)

Net decrease in net assets from operations	$(269,615,502)

See Notes to Financial Statements.
24

Greater India Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$922,622	$(305,046)
Net realized gain (loss) from investment and foreign currency transactions	(22,207,708)	75,281,256
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(248,330,416)	74,757,306

Net increase (decrease) in net assets from operations	$(269,615,502)	$149,733,516

Capital transactions —
Contributions	$1,793,930	$23,381,779
Withdrawals	(206,481,598)	(86,457,814)

Net decrease in net assets from capital transactions	$(204,687,668)	$(63,076,035)

Net increase (decrease) in net assets	$(474,303,170)	$86,657,481

Net Assets

At beginning of year	$835,427,722	$748,770,241

At end of year	$361,124,552	$835,427,722

See Notes to Financial Statements.
25

Greater India Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.27%	1.19%	1.22%	1.19%	1.14%
Net investment income (loss)	0.15%	(0.04)%	0.09%	(0.17)%	(0.27)%
Portfolio Turnover	49%	59%	63%	38%	63%

Total Return	(38.37)%	21.75%	95.65%	(64.87)%	56.32%

Net assets, end of year (000’s omitted)	$361,125	$835,428	$748,770	$410,359	$1,689,486

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
26

Greater India Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue

27

Greater India Portfolio

December 31, 2011

Notes to Financial Statements — continued

Service. The Portfolio also files tax returns in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed. The Portfolio’s India tax return for the year ended March 31, 2009 is currently under review by the Indian tax authorities.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

Effective April 28, 2011, the investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. Pursuant to a sub-advisory agreement effective April 28, 2011, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK), a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to April 28, 2011, the investment adviser fee was earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George) as compensation for management and investment advisory services rendered to the Portfolio. The fee was computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and was paid monthly. For the year ended December 31, 2011, the investment adviser fee amounted to $5,709,415 or 0.96% of the Portfolio’s average daily net assets. Prior to April 28, 2011, an administration fee was earned by EVM for administering the business affairs of the Portfolio and was computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more. For the period from January 1, 2011 through April 27, 2011, the administration fee was equivalent to 0.25% (annualized) of the Portfolio’s average daily net assets and amounted to $567,657. The new advisory and sub-advisory agreements and termination of the administration agreement became effective upon the consummation of the change in control and ownership of Lloyd George, at which time Lloyd George ceased to be an affiliate of EVM.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s, LGM-HK’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $283,692,798 and $454,163,561, respectively, for the year ended December 31, 2011.

28

Greater India Portfolio

December 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$395,281,413

Gross unrealized appreciation	$38,221,672
Gross unrealized depreciation	(78,073,661)

Net unrealized depreciation	$(39,851,989)

The net unrealized depreciation on foreign currency transactions at December 31, 2011 on a federal income tax basis was $192,822.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Greater India Portfolio

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$354,536,511	*(1)	$—	$354,536,511
Short-Term Investments	—	892,913		—	892,913

Total Investments	$—	$355,429,424		$—	$355,429,424

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Greater India Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

31

Eaton Vance
Greater India Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Robert Lloyd George, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “LGM-HK” refers to Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Greater India Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Hon. Robert Lloyd George(2) 1952	President of the Portfolio	Since 1994	Chairman of LGM, Lloyd George and LGM-HK. Formerly, Chairman and Chief Executive Officer of LGM and Lloyd George.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Greater India Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	The business address for Mr. Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Greater India Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Greater India Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Greater India Portfolio
Lloyd George Management (Hong Kong) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Administrator of Eaton Vance Greater India Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142-2/12	GISRC

Eaton Vance Investment Grade Income Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Investment Grade Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	15 and 31
Federal Tax Information	16
Management and Organization	32
Important Notices	35

Eaton Vance
Investment Grade Income Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
U.S. government securities, municipal bonds and high-quality bonds generated positive gains for the 12 months ending December 31, 2011, helped by second-half results that stemmed primarily from accommodative monetary policies and a global flight to quality assets.
Although the interest-rate environment remained favorable throughout 2011, as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25% and pledged to do so for the foreseeable future, U.S. government securities languished during much of the first half of the year. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to avoid U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the year, however, eurozone problems dominated investors’ attention and the investment climate became more favorable for U.S. government securities and high-quality bonds. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August 2011, the Fed stated its plan to keep policy rates at or near zero for the foreseeable future. This reduced interest-rate risk significantly for intermediate and long-term Treasuries and helped elevate prices. At its next meeting in September 2011, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Late in the year, investors continued to flock to U.S. government bonds amid deepening financial stress in Europe, slowing worldwide economic activity and increasing global volatility in the equity markets.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Investment Grade Income Fund Class A shares at net asset value (NAV) had a total return of 6.84%. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the Index),2 returned 7.84%.
During the spring and summer, the Fund lowered its exposure to corporate bonds and commercial mortgage-backed securities (CMBS). Sales of such securities were not a function of management’s view on credit fundamentals, but rather a way to reduce overall portfolio risk as the situation in Europe deteriorated. Despite this reduced exposure, the Fund was overweight corporate bonds and CMBS and underweight Treasuries relative to the Index throughout 2011. This had a negative impact on performance, since corporates and CMBS underperformed Treasuries.
The Fund’s interest-rate exposure was managed to protect against a material rise in rates. Specifically, the Fund owns an interest-rate put option that is designed to increase in price when rates go up and decrease in price when rates go down. Given that rates fell during the period, the value of the put option declined and detracted from performance relative to the Index.
The negative impacts on the Fund’s performance relative to the Index were partially offset by other factors, including an increase in the overall quality of the Fund’s corporate bond holdings. When the Fund’s allocation to corporates was reduced during the spring and summer, the focus was on selling lower-rated securities. Those sales benefited performance versus the Index because lower-quality corporates underperformed higher-quality corporates relative to Treasuries during 2011. Since financial companies tend to be highly sensitive to the problems in Europe, the Fund also decreased its weighting in financials, which aided relative performance as financials was the worst-performing sector of the corporate bond market. Lastly, Fund performance was aided by security selection in industries that were in transition. For example, credit spreads tightened on the Fund’s holdings of bonds of a lower-quality automotive issue that is leading the recovery in domestic auto sales.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Investment Grade Income Fund
December 31, 2011
Performance 2,3

Portfolio Managers Thomas H. Luster, CFA; Bernard Scozzafava, CFA

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Class A at NAV	1/5/2009	6.84%	6.75%
Class A at 4.75% Maximum Sales Charge	—	1.80	5.04
Class I at NAV	3/21/2007	7.22	6.03

Barclays Capital U.S. Aggregate Index	3/21/2007	7.84%	6.37%

% Total Annual Operating Expense Ratios[4]	Class A	Class I

Gross	1.26%	1.01%
Net	0.75	0.50
Growth of $250,000
This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	1/5/09	$303,853	$289,537

Growth of $10,000

Class A	1/5/09	$12,154	$11,581

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Investment Grade Income Fund
December 31, 2011
Fund Profile5

Asset Allocation (% of total investments)6
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Investment Grade Income Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes Eaton Vance Cash Collateral Fund. Fund profile subject to change due to active management.

5

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$1,040.30	$4.68	**	0.91%
Class I	$1,000.00	$1,041.60	$3.45	**	0.67%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	**	0.91%
Class I	$1,000.00	$1,021.80	$3.41	**	0.67%
Effective December 1, 2011, the contractual expense caps of the Fund have changed. If these changes had been in place during the reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$1,040.30	$3.86	**	0.75%
Class I	$1,000.00	$1,041.60	$2.57	**	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	**	0.75%
Class I	$1,000.00	$1,022.70	$2.55	**	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Investment Grade Income Portfolio, at value (identified cost, $42,676,033)	$43,654,160
Receivable for Fund shares sold	145,910
Receivable from affiliate	11,297

Total assets	$43,811,367

Liabilities

Payable for Fund shares redeemed	$80,816
Distributions payable	51,004
Payable to affiliates:
Distribution and service fees	3,698
Trustees’ fees	125
Accrued expenses	40,428

Total liabilities	$176,071

Net Assets	$43,635,296

Sources of Net Assets

Paid-in capital	$42,643,961
Accumulated net realized gain from Portfolio	5,355
Accumulated undistributed net investment income	7,853
Net unrealized appreciation from Portfolio	978,127

Total	$43,635,296

Class A Shares

Net Assets	$17,881,987
Shares Outstanding	1,707,801
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.47
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.99

Class I Shares

Net Assets	$25,753,309
Shares Outstanding	2,462,774
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.
7

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest allocated from Portfolio	$1,731,365
Dividends allocated from Portfolio	41,751
Securities lending income allocated from Portfolio, net	2,556
Expenses allocated from Portfolio	(256,005)

Total investment income from Portfolio	$1,519,667

Expenses

Distribution and service fees
Class A	$34,840
Trustees’ fees and expenses	500
Custodian fee	20,028
Transfer and dividend disbursing agent fees	32,939
Legal and accounting services	23,751
Printing and postage	20,349
Registration fees	37,002
Miscellaneous	10,410

Total expenses	$179,819

Deduct —
Allocation of expenses to affiliates	$93,927

Total expense reductions	$93,927

Net expenses	$85,892

Net investment income	$1,433,775

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$832,867
Swap contracts	(1,405)

Net realized gain	$831,462

Change in unrealized appreciation (depreciation) —
Investments	$766,955
Swap contracts	(35,581)

Net change in unrealized appreciation (depreciation)	$731,374

Net realized and unrealized gain	$1,562,836

Net increase in net assets from operations	$2,996,611

See Notes to Financial Statements.
8

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$1,433,775	$1,154,640
Net realized gain from investment transactions, written options and swap contracts	831,462	659,004
Net change in unrealized appreciation (depreciation) from investments and swap contracts	731,374	(66,687)

Net increase in net assets from operations	$2,996,611	$1,746,957

Distributions to shareholders —
From net investment income
Class A	$(499,803)	$(369,124)
Class I	(1,191,199)	(842,138)
From net realized gain
Class A	(243,650)	(174,814)
Class I	(397,855)	(353,818)

Total distributions to shareholders	$(2,332,507)	$(1,739,894)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,402,799	$17,300,033
Class I	6,133,788	25,242,256
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	669,133	496,637
Class I	809,705	749,356
Cost of shares redeemed
Class A	(11,947,395)	(10,485,529)
Class I	(13,056,181)	(4,405,563)

Net increase (decrease) in net assets from Fund share transactions	$(3,988,151)	$28,897,190

Net increase (decrease) in net assets	$(3,324,047)	$28,904,253

Net Assets

At beginning of year	$46,959,343	$18,055,090

At end of year	$43,635,296	$46,959,343

Accumulated undistributed net investment income included in net assets

At end of year	$7,853	$7,827

See Notes to Financial Statements.
9

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,
			Period Ended
	2011	2010	December 31, 2009(1)

Net asset value — Beginning of period	$10.310	$10.080	$9.910

Income (Loss) From Operations

Net investment income(2)	$0.315	$0.362	$0.395
Net realized and unrealized gain	0.376	0.365	0.187

Total income from operations	$0.691	$0.727	$0.582

Less Distributions

From net investment income	$(0.377)	$(0.380)	$(0.412)
From net realized gain	(0.154)	(0.117)	—

Total distributions	$(0.531)	$(0.497)	$(0.412)

Net asset value — End of period	$10.470	$10.310	$10.080

Total Return(3)	6.84%	7.30%	6.02	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,882	$15,622	$8,341
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.93%	0.95%	0.95	%(8)
Net investment income	3.01%	3.48%	4.01	%(8)
Portfolio Turnover of the Portfolio	100%	91%	94	%(9)

(1)	For the period from the commencement of operations, January 5, 2009, to December 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	The administrator reimbursed certain operating expenses (equal to 0.21%, 0.31% and 1.07% of average daily net assets for the years ended December 31, 2011 and 2010 and the period from the commencement of operations, January 5, 2009, to December 31, 2009, respectively). Absent these reimbursements, total return would be lower.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	For the Portfolio’s year ended December 31, 2009.

See Notes to Financial Statements.
10

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
					Period Ended
	2011	2010	2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$10.290	$10.080	$9.940	$10.010	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.341	$0.391	$0.419	$0.462	$0.338
Net realized and unrealized gain (loss)	0.386	0.345	0.157	(0.040)	0.041

Total income from operations	$0.727	$0.736	$0.576	$0.422	$0.379

Less Distributions

From net investment income	$(0.403)	$(0.409)	$(0.436)	$(0.471)	$(0.363)
From net realized gain	(0.154)	(0.117)	—	—	—
Tax return of capital	—	—	—	(0.021)	(0.006)

Total distributions	$(0.557)	$(0.526)	$(0.436)	$(0.492)	$(0.369)

Net asset value — End of period	$10.460	$10.290	$10.080	$9.940	$10.010

Total Return(3)	7.22%	7.39%	5.85%	4.59%	3.80	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,753	$31,337	$9,714	$6,755	$2,805
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.69%	0.70%	0.70%	0.70%	0.75	%(8)
Net investment income	3.27%	3.77%	4.21%	4.72%	4.35	%(8)
Portfolio Turnover of the Portfolio	100%	91%	94%	70%	130	%(9)

(1)	For the period from the start of business, March 21, 2007, to December 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	The administrator reimbursed certain operating expenses (equal to 0.21%, 0.31%, 1.08%, 1.39% and 2.47% of average daily net assets for the years ended December 31, 2011, 2010, 2009 and 2008 and the period from the start of business, March 21, 2007, to December 31, 2007, respectively). Absent these reimbursements, total return would be lower.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	For the Portfolio’s year ended December 31, 2007.

See Notes to Financial Statements.
11

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (33.7% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of

12

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Notes to Financial Statements — continued

tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$1,697,552	$1,541,147
Long-term capital gains	$634,955	$198,747

During the year ended December 31, 2011, accumulated net realized gain was decreased by $257,253 and accumulated distributions in excess of net investment income was decreased by $257,253 due to differences between book and tax accounting, primarily for swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$314,699
Net unrealized appreciation	$727,640
Other temporary differences	$(51,004)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, partnership allocations, investments in partnerships and premium amortization.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 0.75% and 0.50% (0.95% and 0.70% prior to December 1, 2011) of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2012. Pursuant to this agreement, EVM was allocated $93,927 of the Fund’s operating expenses for the year ended December 31, 2011. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $990 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,435 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $34,840 for Class A shares.

13

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Notes to Financial Statements — continued

5 Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,221,611 and $19,956,924, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	1,277,018	1,648,018
Issued to shareholders electing to receive payments of distributions in Fund shares	64,072	47,974
Redemptions	(1,148,773)	(1,007,665)

Net increase	192,317	688,327

	Year Ended December 31,

Class I	2011	2010

Sales	586,725	2,432,389
Issued to shareholders electing to receive payments of distributions in Fund shares	77,721	72,401
Redemptions	(1,245,668)	(424,730)

Net increase (decrease)	(581,222)	2,080,060

At December 31, 2011, pooled income funds (established and maintained by a public charity) managed by EVM owned approximately 12% of the value of the outstanding shares of the Fund.

14

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2012

15

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends, qualified dividend income and the dividends received deduction for corporations.

Capital Gains Dividends. The Fund designates $641,505 as a capital gain dividend.

Qualified Dividend Income. The Fund designates approximately $40,127, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 2.5% qualifies for the corporate dividends received deduction.

16

Investment Grade Income Portfolio

December 31, 2011

Portfolio of Investments

Corporate Bonds — 32.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Automotive — 0.5%

Ford Motor Co., 7.45%, 7/16/31(1)	$500	$602,500

		$602,500

Automotive & Auto Parts — 0.3%

O’Reilly Automotive, Inc., 4.875%, 1/14/21	$415	$442,208

		$442,208

Banks — 5.6%

American Express Co., 8.125%, 5/20/19	$440	$569,526
Bank of America Corp., 5.65%, 5/1/18	890	848,834
Capital One Bank (USA), NA, 8.80%, 7/15/19	320	366,489
Citigroup, Inc., 5.85%, 8/2/16	745	783,707
Citigroup, Inc., 8.50%, 5/22/19	520	612,775
Fifth Third Bancorp, 3.625%, 1/25/16	500	507,867
JPMorgan Chase & Co., 4.35%, 8/15/21	1,360	1,375,620
Merrill Lynch & Co., 5.70%, 5/2/17	200	183,924
Morgan Stanley, 3.45%, 11/2/15(1)	800	737,329
PNC Funding Corp., 5.125%, 2/8/20(1)	565	639,292
Wells Fargo & Co., 4.60%, 4/1/21(1)	550	604,092

		$7,229,455

Beverages — 1.1%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18(1)	$175	$202,068
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	380	509,669
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(1)	710	737,196

		$1,448,933

Broadcasting and Cable — 0.6%

Time Warner, Inc., 5.875%, 11/15/16	$620	$716,543

		$716,543

Chemicals — 0.5%

Dow Chemical Co. (The), 4.125%, 11/15/21(1)	$650	$667,774

		$667,774

Commercial Services — 1.4%

Hillenbrand, Inc., 5.50%, 7/15/20	$400	$429,448
Waste Management, Inc., 7.375%, 3/11/19(1)	460	579,929
Western Union Co. (The), 6.20%, 11/17/36	700	745,975

		$1,755,352

Communications Services — 1.2%

Crown Castle International Corp., 9.00%, 1/15/15	$270	$293,963
Motorola Solutions, Inc., 6.00%, 11/15/17(1)	550	617,400
Qwest Corp., 7.625%, 6/15/15	640	712,564

		$1,623,927

Diversified Manufacturing — 2.5%

Caterpillar, Inc., 3.90%, 5/27/21	$450	$494,820
Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	1,310	1,560,368
Joy Global, Inc., 5.125%, 10/15/21	465	497,136
Tyco Electronics Group SA, 6.55%, 10/1/17	620	717,269

		$3,269,593

Drugs — 0.3%

Merck & Co., Inc., MTN, 5.76%, 5/3/37	$335	$431,369

		$431,369

Electric Utilities — 1.0%

Comision Federal de Electricidad, 4.875%, 5/26/21(2)	$500	$520,000
PPL Energy Supply, LLC, 6.50%, 5/1/18	650	739,857

		$1,259,857

Energy — 1.0%

Cameron International Corp., 4.50%, 6/1/21	$600	$645,087
Petrobras International Finance Co., 7.875%, 3/15/19(1)	570	683,065

		$1,328,152

Financial Services — 2.1%

AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(2)	$542	$545,112
CIT Group, Inc., 7.00%, 5/1/17(1)	400	400,500
General Electric Capital Corp., 5.625%, 5/1/18(1)	590	661,512
Invesco, Ltd., 5.375%, 12/15/14	650	697,365
Janus Capital Group, Inc., 6.70%, 6/15/17	370	393,176

		$2,697,665

Foods — 0.9%

Kraft Foods, Inc., 5.375%, 2/10/20	$510	$589,252
Kraft Foods, Inc., 6.50%, 2/9/40	120	156,388
Ralcorp Holdings, Inc., 4.95%, 8/15/20(1)	365	372,603

		$1,118,243

See Notes to Financial Statements.
17

Investment Grade Income Portfolio

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Foods-Retail — 0.6%

Safeway, Inc., 5.00%, 8/15/19	$730	$779,801

		$779,801

Health Services — 1.0%

HCA, Inc., 6.50%, 2/15/20	$500	$520,000
Laboratory Corp. of America Holdings, 3.125%, 5/15/16	400	416,020
McKesson Corp., 6.50%, 2/15/14	340	376,499

		$1,312,519

Insurance — 1.2%

Prudential Financial, Inc., MTN, 6.00%, 12/1/17	$595	$662,736
UnitedHealth Group, Inc., 3.375%, 11/15/21(1)	630	652,642
Willis Group Holdings PLC, 4.125%, 3/15/16	265	269,453

		$1,584,831

Lodging and Gaming — 1.1%

International Game Technology, 7.50%, 6/15/19	$100	$115,362
Penn National Gaming, Inc., 8.75%, 8/15/19(1)	540	589,950
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 11/15/15(1)	650	737,750

		$1,443,062

Medical Products — 0.5%

Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	$560	$616,000

		$616,000

Office Equipment / Supplies — 0.6%

Xerox Corp., 7.20%, 4/1/16	$650	$738,280

		$738,280

Oil and Gas-Equipment and Services — 1.1%

Ensco PLC, 3.25%, 3/15/16	$720	$735,365
Weatherford International, Inc., 6.35%, 6/15/17	630	704,812

		$1,440,177

Pipelines — 0.9%

Energy Transfer Partners, L.P., 5.95%, 2/1/15	$520	$562,530
Kinder Morgan Energy Partners, L.P., 5.85%, 9/15/12	640	660,766

		$1,223,296

Real Estate Investment Trusts (REITs) — 1.3%

Boston Properties, LP, 3.70%, 11/15/18(1)	$400	$408,926
BRE Properties, Inc., 5.50%, 3/15/17	660	717,029
DDR Corp., 9.625%, 3/15/16	430	500,723

		$1,626,678

Retail-Specialty and Apparel — 3.0%

AutoZone, Inc., 4.00%, 11/15/20(1)	$750	$769,529
Home Depot, Inc., 5.875%, 12/16/36	730	917,642
Limited Brands, Inc., 6.625%, 4/1/21	470	500,550
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	650	727,294
Nordstrom, Inc., 4.00%, 10/15/21	700	730,860
Toys “R” Us, 10.75%, 7/15/17	250	274,688

		$3,920,563

Tobacco — 0.6%

Philip Morris International, Inc., 5.65%, 5/16/18(1)	$612	$724,678

		$724,678

Toys, Games & Hobbies — 0.6%

Hasbro, Inc., 6.35%, 3/15/40	$735	$795,892

		$795,892

Transportation — 1.0%

Kansas City Southern Mexico, 8.00%, 2/1/18(1)	$500	$552,500
Southwest Airlines Co., 5.125%, 3/1/17	730	770,405

		$1,322,905

Total Corporate Bonds
(identified cost $40,268,444)		$42,120,253

Agency Mortgage-Backed Securities — 28.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #B10129, 3.50%, 10/1/18	$296	$311,308
Gold Pool #G04309, 5.50%, 5/1/38	3,288	3,562,558
Gold Pool #G18176, 5.00%, 4/1/22	518	556,136
Pool #A97620, 4.50%, 3/1/41	1,780	1,886,480
Pool #C03517, 4.50%, 9/1/40	1,899	2,012,354
Pool #G05958, 5.00%, 8/1/40	902	970,431
Pool #G06091, 5.50%, 5/1/40	1,751	1,897,074
Pool #G08348, 5.00%, 6/1/39	995	1,069,036

See Notes to Financial Statements.
18

Investment Grade Income Portfolio

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Pool #G18309, 4.50%, 5/1/24	$1,118	$1,185,443
Pool #Q00285, 4.50%, 4/1/41	2,714	2,876,700
Pool #Q04096, 4.00%, 10/1/41	516	541,191

		$16,868,711

Federal National Mortgage Association:
Pool #190405, 4.00%, 10/1/40	$1,478	$1,552,897
Pool #256673, 5.50%, 4/1/37	2,377	2,585,718
Pool #889040, 5.00%, 6/1/37	1,403	1,515,483
Pool #890397, 3.50%, 12/1/26	263	275,870
Pool #918109, 5.00%, 5/1/37	2,783	3,005,626
Pool #929009, 6.00%, 1/1/38	1,886	2,074,465
Pool #AA3263, 5.00%, 2/1/39	811	883,010
Pool #AB1652, 3.50%, 10/1/40	385	396,512
Pool #AC8540, 4.50%, 12/1/24	757	807,129
Pool #AE0949, 4.00%, 2/1/41	1,207	1,268,360
Pool #AE0971, 4.00%, 5/1/25	445	469,507
Pool #AE7535, 4.00%, 10/1/40	1,327	1,395,065
Pool #AE7758, 3.50%, 11/1/25	899	940,961
Pool #AH6827, 4.00%, 3/1/26	662	698,839
Pool #AH9055, 4.50%, 4/1/41	1,937	2,060,697
Pool #AJ4053, 4.00%, 10/1/41	198	208,006

		$20,138,145

Government National Mortgage Association,
Pool #781412, 6.50%, 2/15/17	$174	$186,895

		$186,895

Total Agency Mortgage-Backed Securities
(identified cost $35,504,457)		$37,193,751

Commercial Mortgage-Backed Securities — 8.4%

	Principal
	Amount
Security	(000’s omitted)	Value

BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	$301	$305,186
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41(3)	350	372,423
CGCMT, Series 2004-C1, Class A3,
5.251%, 4/15/40(3)	277	286,490
CGCMT, Series 2004-C1, Class A4,
5.364%, 4/15/40(3)	400	428,787
CSFB, Series 2003-C3, Class A5,
3.936%, 5/15/38	300	306,909
CSFB, Series 2003-C3, Class D,
4.131%, 5/15/38	425	422,747
DBUBS, Series 2011-LC1A, Class A1,
3.742%, 11/10/46(2)	590	620,369
ESAT, Series 2010-ESHA, Class C,
4.86%, 11/5/27(2)	500	507,821
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	332	345,859
GECMC, Series 2004-C2, Class A4,
4.893%, 3/10/40	400	422,994
GMACC, Series 2002-C3, Class A2,
4.93%, 7/10/39	349	355,474
JPMCC, Series 2003-CB7, Class A4,
4.879%, 1/12/38(3)	407	427,495
JPMCC, Series 2004-CBX, Class A4,
4.529%, 1/12/37	104	103,833
JPMCC, Series 2005-LDP1, Class A3,
4.865%, 3/15/46	300	315,979
JPMCC, Series 2010-C2, Class C,
5.528%, 11/15/43(2)(3)	500	484,606
JPMCC, Series 2011-C3, Class A2,
3.673%, 2/15/46(2)	675	706,513
LB-UBS, Series 2002-C2, Class A4,
5.594%, 6/15/31	271	273,534
LB-UBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	37	37,247
LB-UBS, Series 2003-C7, Class A4,
4.931%, 9/15/35(3)	300	313,350
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	470	496,827
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40(3)	380	406,712
MSDWC, Series 2003-HQ2, Class A2,
4.92%, 3/12/35	300	308,958
NCUA Guaranteed Notes, Series 2010-C1, Class A1,
1.60%, 10/29/20	717	726,472
NCUA Guaranteed Notes, Series 2010-R1, Class 2A,
1.84%, 10/7/20	312	313,555
NCUA Guaranteed Notes, Series 2010-R3, Class 3A,
2.40%, 12/8/20	385	390,887
RBSCF, Series 2010-MB1, Class C,
4.673%, 4/15/24(2)(3)	325	315,862
WBCMT, Series 2004-C10, Class A4,
4.748%, 2/15/41	410	430,658

See Notes to Financial Statements.
19

Investment Grade Income Portfolio

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

WFCM, Series 2010-C1, Class C,
5.587%, 11/15/43(2)(3)	$500	$489,881

Total Commercial Mortgage-Backed Securities
(identified cost $10,668,089)		$10,917,428

Asset-Backed Securities — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Automotive — 0.7%

AESOP, Series 2010-3A, Class B,
6.74%, 5/20/16(2)	$850	$927,833

		$927,833

Financial Services — 0.3%

FUEL Trust, Series 2011-1,
4.207%, 4/15/16(2)	$450	$454,350

		$454,350

Total Asset-Backed Securities
(identified cost $1,300,000)		$1,382,183

U.S. Treasury Obligations — 25.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 3.875%, 8/15/40	$4,085	$4,886,681
U.S. Treasury Bond, 4.50%, 2/15/36	905	1,183,429
U.S. Treasury Bond, 4.50%, 5/15/38	625	822,852
U.S. Treasury Bond, 5.375%, 2/15/31	755	1,075,757
U.S. Treasury Bond, 6.875%, 8/15/25	2,920	4,495,431
U.S. Treasury Note, 1.375%, 11/15/12	1,130	1,142,228
U.S. Treasury Note, 2.625%, 8/15/20	2,685	2,895,815
U.S. Treasury Note, 4.00%, 2/15/15	5,630	6,255,020
U.S. Treasury Note, 4.25%, 11/15/13	7,300	7,842,083
U.S. Treasury Note, 4.625%, 2/15/17	2,200	2,611,468

Total U.S. Treasury Obligations
(identified cost $31,135,060)		$33,210,764

Preferred Securities — 1.4%

Security	Shares	Value

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 6.063%(2)(4)	8,000	$806,251

		$806,251

Insurance — 0.8%

American Overseas Group, Ltd., 7.50%(4)(5)	2,000	$1,000,125

		$1,000,125

Total Preferred Securities
(identified cost $2,824,568)		$1,806,376

Interest Rate Swaptions — 0.1%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 3.347%	9/6/12	$20,000,000	$117,760

Total Interest Rate Swaptions
(identified cost $979,000)			$117,760

Short-Term Investments — 3.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.04%(6)(7)	$3,050	$3,049,525
Eaton Vance Cash Reserves Fund, LLC, 0.06%(7)	1,984	1,984,494

Total Short-Term Investments
(identified cost $5,034,019)		$5,034,019

Total Investments — 101.6%
(identified cost $127,713,637)		$131,782,534

Other Assets, Less Liabilities — (1.6)%		$(2,075,170)

Net Assets — 100.0%		$129,707,364

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP	- Avis Budget Rental Car Funding LLC
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	- Citigroup Commercial Mortgage Trust
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
DBUBS	- DBUBS Mortgage Trust
ESAT	- Extended Stay America Trust

See Notes to Financial Statements.
20

Investment Grade Income Portfolio

December 31, 2011

Portfolio of Investments — continued

FUEL	- Ford Upgrade Exchange Linked Notes
GECMC	- General Electric Commercial Mortgage Corp.
GMACC	- GMAC Commercial Mortgage Securities, Inc.
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MSC	- Morgan Stanley Capital I
MSDWC	- Morgan Stanley Dean Witter Capital I
MTN	- Medium-Term Note
NCUA	- National Credit Union Administration
PPTT	- Preferred Pass-Through Trust 2006
RBSCF	- Royal Bank of Scotland Commercial Funding
WBCMT	- Wachovia Bank Commercial Mortgage Trust
WFCM	- Wells Fargo Commercial Mortgage Trust

(1)	All or a portion of this security was on loan at December 31, 2011.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2011, the aggregate value of these securities is $6,378,598 or 4.9% of the Portfolio’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2011.

(5)	Non-income producing security.

(6)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2011. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
21

Investment Grade Income Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value including $2,989,008 of securities on loan (identified cost, $122,679,618)	$126,748,515
Affiliated investments, at value (identified cost, $5,034,019)	5,034,019
Interest receivable	1,094,953
Interest receivable from affiliated investment	145
Securities lending income receivable	694

Total assets	$132,878,326

Liabilities

Collateral for securities loaned	$3,049,525
Payable to affiliates:
Investment adviser fee	48,152
Trustees’ fees	1,215
Accrued expenses	72,070

Total liabilities	$3,170,962

Net Assets applicable to investors’ interest in Portfolio	$129,707,364

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$125,638,467
Net unrealized appreciation	4,068,897

Total	$129,707,364

See Notes to Financial Statements.
22

Investment Grade Income Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest	$5,337,439
Dividends	133,886
Securities lending income, net	7,976
Interest allocated from affiliated investment	3,518
Expenses allocated from affiliated investment	(393)

Total investment income	$5,482,426

Expenses

Investment adviser fee	$622,848
Trustees’ fees and expenses	4,883
Custodian fee	88,340
Legal and accounting services	65,621
Miscellaneous	4,900

Total expenses	$786,592

Deduct —
Reduction of custodian fee	$24

Total expense reductions	$24

Net expenses	$786,568

Net investment income	$4,695,858

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,113,124
Investment transactions allocated from affiliated investments	1,204
Swap contracts	(4,513)

Net realized gain	$4,109,815

Change in unrealized appreciation (depreciation) —
Investments	$837,831
Swap contracts	20,071

Net change in unrealized appreciation (depreciation)	$857,902

Net realized and unrealized gain	$4,967,717

Net increase in net assets from operations	$9,663,575

See Notes to Financial Statements.
23

Investment Grade Income Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$4,695,858	$5,396,997
Net realized gain from investment transactions, written options and swap contracts	4,109,815	4,768,005
Net change in unrealized appreciation (depreciation) from investments and swap contracts	857,902	(44,988)

Net increase in net assets from operations	$9,663,575	$10,120,014

Capital transactions —
Contributions	$21,521,598	$48,925,462
Withdrawals	(45,496,404)	(44,553,984)

Net increase (decrease) in net assets from capital transactions	$(23,974,806)	$4,371,478

Net increase (decrease) in net assets	$(14,311,231)	$14,491,492

Net Assets

At beginning of year	$144,018,595	$129,527,103

At end of year	$129,707,364	$144,018,595

See Notes to Financial Statements.
24

Investment Grade Income Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.57%	0.57%	0.73%
Net investment income	3.39%	3.87%	4.35%	4.82%	4.50%
Portfolio Turnover	100%	91%	94%	70%	130%

Total Return	7.34%	7.53%	5.99%	4.66%	5.56%

Net assets, end of year (000’s omitted)	$129,707	$144,019	$129,527	$142,766	$125,703

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
25

Investment Grade Income Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 55.9% and 33.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

26

Investment Grade Income Portfolio

December 31, 2011

Notes to Financial Statements — continued

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $622,848 or 0.45% of the Portfolio’s average daily net assets.

27

Investment Grade Income Portfolio

December 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$35,492,833	$65,893,038
U.S. Government and Agency Securities	98,326,982	86,047,270

	$133,819,815	$151,940,308

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$127,871,135

Gross unrealized appreciation	$6,117,022
Gross unrealized depreciation	(2,205,623)

Net unrealized appreciation	$3,911,399

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2011, there were no obligations outstanding under these financial instruments.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to credit risk, or to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swaptions.

The non-exchange traded derivatives in which the Portfolio invests, including swaption contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $117,760, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

28

Investment Grade Income Portfolio

December 31, 2011

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2011 was as follows:

Fair Value

Derivative	Asset Derivative	Liability Derivative

Interest Rate Swaptions	$117,760(1)	$—

(1)	Statement of Assets and Liabilities Location: Unaffiliated investments, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2011 was as follows:

		Realized Gain (Loss)		Change in Unrealized
		on Derivatives Recognized		Appreciation (Depreciation) on
Risk	Derivative	in Income		Derivatives Recognized in Income

Credit	Credit Default Swaps	$(4,513	)(1)	$20,071	(2)
Interest Rate	Purchased Options (including
	Interest Rate Swaptions)	(548,010	)(1)	(1,232,110	)(2)

Total		$(552,523)		$(1,212,039)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Investment transactions, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Investments, respectively.

The average notional amounts of swaptions and swap contracts outstanding during the year ended December 31, 2011, which are indicative of the volume of these derivative types, were approximately $26,923,000 and $2,000,000, respectively.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

7 Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2011 amounted to $8,760. At December 31, 2011, the value of the securities loaned and the value of the collateral received amounted to $2,989,008 and $3,049,525, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

29

Investment Grade Income Portfolio

December 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$42,120,253	$—	$42,120,253
Agency Mortgage-Backed Securities	—	37,193,751	—	37,193,751
Commercial Mortgage-Backed Securities	—	10,917,428	—	10,917,428
Asset-Backed Securities	—	1,382,183	—	1,382,183
U.S. Treasury Obligations	—	33,210,764	—	33,210,764
Preferred Securities	—	1,806,376	—	1,806,376
Interest Rate Swaptions	—	117,760	—	117,760
Short-Term Investments	—	5,034,019	—	5,034,019

Total Investments	$—	$131,782,534	$—	$131,782,534

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Investment Grade Income Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Investment Grade Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2012

31

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the		Principal Occupation(s)
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Thomas H. Luster 1962	President of the Portfolio	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Investment Grade Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s)
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Investment Grade Income Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978-2/12	IGISRC

Eaton Vance Large-Cap Growth Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Large-Cap Growth Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 31
Federal Tax Information	20
Management and Organization	32
Important Notices	35

Eaton Vance
Large-Cap Growth Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Large-Cap Growth Fund Class A shares at net asset value (NAV) had a total return of -5.41%. By comparison, the Fund’s benchmark, the Russell 1000 Growth Index (the Index), returned 2.64% during the period.
The Fund underperformed the Index primarily as a result of stock selection. Sector allocations played a smaller role, as there were no significant deviations from Index weightings. Holdings in the energy and information technology (IT) sectors were the main drivers of the Fund’s underperformance. In energy, stock selection in two industries – energy equipment and services, and oil, gas and consumable fuels – accounted for most of the shortfall. Within IT, an overweight to communications equipment and an underweight in IT services were the biggest detractors. A large allocation to semiconductors and semiconductor equipment also contributed to underperformance, as did stock selection in that industry and in internet software and services. Stock selection in the software industry, by contrast, boosted returns.
Holdings in the industrials sector also detracted from the Fund’s returns. Stock selection in air freight and logistics and in aerospace and defense accounted for some of the underperformance, as did an overweight in the construction and engineering industries. The underperformance was partly offset by comparatively small allocations to machinery and airlines, which underperformed the Index.
Two sources that contributed to the Fund’s performance relative to the Index were the health care and materials sectors. Stock selection in several health care industries helped lift returns, including health care providers and services, biotechnology, life sciences tools and services, pharmaceuticals and health care equipment. Within materials, stock selection in the chemicals industry aided Fund performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Large-Cap Growth Fund
December 31, 2011
Portfolio Managers Lewis R. Piantedosi; Yana S. Barton, CFA
Performance2,3

				Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Inception

Class A at NAV	9/9/2002	-5.41%	0.51%	5.74%
Class A at 5.75% Maximum Sales Charge	—	-10.83	-0.67	5.07
Class B at NAV	9/9/2002	-6.14	-0.18	4.98
Class B at 5% Maximum Sales Charge	—	-10.83	-0.57	4.98
Class C at NAV	9/9/2002	-6.16	-0.25	4.94
Class C at 1% Maximum Sales Charge	—	-7.10	-0.25	4.94
Class I at NAV	5/3/2007	-5.24	—	-0.25
Class R at NAV	8/3/2009	-5.67	—	9.13

Russell 1000 Growth Index	9/9/2002	2.64%	2.50%	6.12%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R

Gross	1.38%	2.13%	2.13%	1.13%	1.63%
Net	1.25	2.00	2.00	1.00	1.50
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	9/9/02	$15,723	N.A.

Class C	9/9/02	$15,669	N.A.

Class I	5/3/07	$9,886	N.A.

Class R	8/3/09	$12,354	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Large-Cap Growth Fund
December 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	5.0%
Google, Inc., Class A	4.3
QUALCOMM, Inc.	3.6
Oracle Corp.	2.5
Boeing Co. (The)	2.3
NIKE, Inc., Class B	2.2
Coca-Cola Co. (The)	2.2
Wal-Mart Stores, Inc.	2.1
Exxon Mobil Corp.	2.1
Starbucks Corp.	2.0

Total	28.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Large-Cap Growth Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Growth Index is an unmanaged index of 1,000 U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$922.00	$6.06	**	1.25%
Class B	$1,000.00	$918.60	$9.67	**	2.00%
Class C	$1,000.00	$918.40	$9.67	**	2.00%
Class I	$1,000.00	$922.80	$4.85	**	1.00%
Class R	$1,000.00	$921.10	$7.26	**	1.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class B	$1,000.00	$1,015.10	$10.16	**	2.00%
Class C	$1,000.00	$1,015.10	$10.16	**	2.00%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%
Class R	$1,000.00	$1,017.60	$7.63	**	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund, expenses would be higher.

6

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Large-Cap Growth Portfolio, at value (identified cost, $130,506,803)	$162,175,956
Receivable for Fund shares sold	353,860
Receivable from affiliate	5,002

Total assets	$162,534,818

Liabilities

Payable for Fund shares redeemed	$1,003,426
Payable to affiliates:
Distribution and service fees	47,685
Administration fee	20,741
Trustees’ fees	125
Accrued expenses	91,572

Total liabilities	$1,163,549

Net Assets	$161,371,269

Sources of Net Assets

Paid-in capital	$140,903,077
Accumulated net realized loss from Portfolio	(11,200,707)
Accumulated net investment loss	(254)
Net unrealized appreciation from Portfolio	31,669,153

Total	$161,371,269

Class A Shares

Net Assets	$99,259,226
Shares Outstanding	6,311,221
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.73
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.69

Class B Shares

Net Assets	$6,535,463
Shares Outstanding	445,343
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.68

Class C Shares

Net Assets	$23,523,600
Shares Outstanding	1,607,410
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.63

Class I Shares

Net Assets	$30,674,624
Shares Outstanding	1,928,612
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.91

Class R Shares

Net Assets	$1,378,356
Shares Outstanding	88,142
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.64

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $7,079)	$2,385,091
Interest allocated from Portfolio	4,532
Expenses allocated from Portfolio	(1,322,129)

Total investment income from Portfolio	$1,067,494

Expenses

Administration fee	$274,477
Distribution and service fees
Class A	289,584
Class B	81,775
Class C	279,680
Class R	4,600
Trustees’ fees and expenses	500
Custodian fee	33,199
Transfer and dividend disbursing agent fees	290,276
Legal and accounting services	20,942
Printing and postage	30,460
Registration fees	69,947
Miscellaneous	17,680

Total expenses	$1,393,120

Deduct —
Allocation of expenses to affiliate	$228,933

Total expense reductions	$228,933

Net expenses	$1,164,187

Net investment loss	$(96,693)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$2,194,554
Foreign currency transactions	783

Net realized gain	$2,195,337

Change in unrealized appreciation (depreciation) —
Investments	$(12,947,259)
Foreign currency	(599)

Net change in unrealized appreciation (depreciation)	$(12,947,858)

Net realized and unrealized loss	$(10,752,521)

Net decrease in net assets from operations	$(10,849,214)

See Notes to Financial Statements.
8

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(96,693)	$(5,952)
Net realized gain from investment and foreign currency transactions	2,195,337	3,280,342
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(12,947,858)	17,882,870

Net increase (decrease) in net assets from operations	$(10,849,214)	$21,157,260

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$42,415,288	$45,499,715
Class B	1,724,339	1,848,577
Class C	7,673,266	7,164,366
Class I	11,799,657	10,372,910
Class R	1,188,139	511,467
Cost of shares redeemed
Class A	(51,416,348)	(31,742,868)
Class B	(2,410,959)	(2,119,379)
Class C	(10,182,328)	(8,070,265)
Class I	(6,983,687)	(9,581,896)
Class R	(327,831)	(21,014)
Net asset value of shares exchanged
Class A	1,185,648	1,657,677
Class B	(1,185,648)	(1,657,677)
Contingent deferred sales charges
Class B	—	1,238

Net increase (decrease) in net assets from Fund share transactions	$(6,520,464)	$13,862,851

Net increase (decrease) in net assets	$(17,369,678)	$35,020,111

Net Assets

At beginning of year	$178,740,947	$143,720,836

At end of year	$161,371,269	$178,740,947

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(254)	$1,010

See Notes to Financial Statements.
9

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011		2010		2009		2008		2007

Net asset value — Beginning of year	$16.630		$14.550		$10.680		$17.300		$15.530

Income (Loss) From Operations

Net investment income(1)	$0.009		$0.019		$0.014		$0.021		$0.006
Net realized and unrealized gain (loss)	(0.909)		2.061		3.856		(6.608)		1.954

Total income (loss) from operations	$(0.900)		$2.080		$3.870		$(6.587)		$1.960

Less Distributions

From net realized gain	$—		$—		$—		$(0.033)		$(0.190)

Total distributions	$—		$—		$—		$(0.033)		$(0.190)

Net asset value — End of year	$15.730		$16.630		$14.550		$10.680		$17.300

Total Return(2)	(5.41)%		14.30%		36.11%		(38.08)%		12.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$99,259		$113,771		$85,281		$52,923		$71,184
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.25	%(5)	1.25	%(5)	1.25	%(5)	1.30	%(5)	1.39%
Net investment income	0.05%		0.13%		0.12%		0.15%		0.04%
Portfolio Turnover of the Portfolio	69%		59%		60%		84%		46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2011, 2010, 2009 and 2008, respectively).

See Notes to Financial Statements.
10

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011		2010		2009		2008		2007

Net asset value — Beginning of year	$15.640		$13.770		$10.170		$16.580		$15.010

Income (Loss) From Operations

Net investment loss(1)	$(0.108)		$(0.083)		$(0.057)		$(0.085)		$(0.112)
Net realized and unrealized gain (loss)	(0.852)		1.951		3.645		(6.293)		1.872

Total income (loss) from operations	$(0.960)		$1.868		$3.588		$(6.378)		$1.760

Less Distributions

From net realized gain	$—		$—		$—		$(0.033)		$(0.190)

Total distributions	$—		$—		$—		$(0.033)		$(0.190)

Contingent deferred sales charges(1)	$—		$0.002		$0.012		$0.001		$—

Net asset value — End of year	$14.680		$15.640		$13.770		$10.170		$16.580

Total Return(2)	(6.14)%		13.58%		35.40%		(38.53)%		11.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,535		$8,929		$9,809		$8,036		$15,802
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.00	%(5)	1.95	%(5)	1.88	%(5)	2.05	%(5)	2.14%
Net investment loss	(0.70)%		(0.59)%		(0.50)%		(0.62)%		(0.70)%
Portfolio Turnover of the Portfolio	69%		59%		60%		84%		46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.24% and 0.15% of average daily net assets for the years ended December 31, 2011, 2010, 2009 and 2008, respectively).

See Notes to Financial Statements.
11

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011		2010		2009		2008		2007

Net asset value — Beginning of year	$15.590		$13.740		$10.160		$16.590		$15.010

Income (Loss) From Operations

Net investment loss(1)	$(0.107)		$(0.089)		$(0.072)		$(0.083)		$(0.114)
Net realized and unrealized gain (loss)	(0.853)		1.939		3.652		(6.314)		1.884

Total income (loss) from operations	$(0.960)		$1.850		$3.580		$(6.397)		$1.770

Less Distributions

From net realized gain	$—		$—		$—		$(0.033)		$(0.190)

Total distributions	$—		$—		$—		$(0.033)		$(0.190)

Net asset value — End of year	$14.630		$15.590		$13.740		$10.160		$16.590

Total Return(2)	(6.16)%		13.46%		35.10%		(38.56)%		11.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$23,524		$27,905		$25,645		$15,424		$20,818
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.00	%(5)	2.00	%(5)	2.00	%(5)	2.05	%(5)	2.14%
Net investment loss	(0.70)%		(0.64)%		(0.62)%		(0.60)%		(0.70)%
Portfolio Turnover of the Portfolio	69%		59%		60%		84%		46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2011, 2010, 2009 and 2008, respectively).

See Notes to Financial Statements.
12

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
									Period Ended
	2011		2010		2009		2008		December 31, 2007(1)

Net asset value — Beginning of period	$16.780		$14.640		$10.720		$17.320		$16.290

Income (Loss) From Operations

Net investment income(2)	$0.051		$0.053		$0.056		$0.059		$0.010
Net realized and unrealized gain (loss)	(0.921)		2.087		3.864		(6.626)		1.210

Total income (loss) from operations	$(0.870)		$2.140		$3.920		$(6.567)		$1.220

Less Distributions

From net realized gain	$—		$—		$—		$(0.033)		$(0.190)

Total distributions	$—		$—		$—		$(0.033)		$(0.190)

Net asset value — End of period	$15.910		$16.780		$14.640		$10.720		$17.320

Total Return(3)	(5.24)%		14.62%		36.57%		(37.98)%		7.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,675		$27,560		$22,984		$656		$127
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00	%(7)	1.00	%(7)	1.00	%(7)	1.05	%(7)	1.14	%(8)
Net investment income	0.31%		0.35%		0.43%		0.44%		0.09	%(8)
Portfolio Turnover of the Portfolio	69%		59%		60%		84%		46	%(9)

(1)	For the period from the start of business, May 3, 2007, to December 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2011, 2010, 2009 and 2008, respectively).
(8)	Annualized.
(9)	For the Portfolio’s fiscal year ended December 31, 2007.

See Notes to Financial Statements.
13

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Financial Highlights — continued

	Class R

	Year Ended December 31,
					Period Ended
	2011		2010		December 31, 2009(1)

Net asset value — Beginning of period	$16.580		$14.530		$12.660

Income (Loss) From Operations

Net investment loss(2)	$(0.029)		$(0.011)		$(0.008)
Net realized and unrealized gain (loss)	(0.911)		2.061		1.878

Total income (loss) from operations	$(0.940)		$2.050		$1.870

Net asset value — End of period	$15.640		$16.580		$14.530

Total Return(3)	(5.67)%		14.11%		14.77	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,378		$575		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50	%(7)	1.50	%(7)	1.50	%(7)(8)
Net investment loss	(0.18)%		(0.08)%		(0.15	)%(8)
Portfolio Turnover of the Portfolio	69%		59%		60	%(9)

(1)	For the period from the start of business, August 3, 2009, to December 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2011 and 2010, and the period ended December 31, 2009, respectively).
(8)	Annualized.
(9)	For the Portfolio’s fiscal year ended December 31, 2009.

See Notes to Financial Statements.
14

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.7% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,852,778 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($3,040,235) and December 31, 2017 ($7,812,543). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $2,681,183 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $513,003 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by

15

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2011, accumulated net realized loss was increased by $783, accumulated net investment loss was decreased by $95,429 and paid-in capital was decreased by $94,646 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(11,365,781)
Net unrealized appreciation	$31,833,973

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2011, the administration fee amounted to $274,477. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2012. Pursuant to this agreement, EVM was allocated $228,933 of the Fund’s operating expenses for the year ended December 31, 2011. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $7,808 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $39,034 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $289,584 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in

16

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Notes to Financial Statements — continued

which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $61,331 and $209,760 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,000 and $1,811,000, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2011, the Fund paid or accrued to EVD $2,300 for Class R shares. Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $20,444, $69,920 and $2,300 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $700, $20,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,736,521 and $37,623,219, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	2,548,483	3,039,715
Redemptions	(3,150,090)	(2,172,084)
Exchange from Class B shares	71,865	110,652

Net increase (decrease)	(529,742)	978,283

17

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class B	2011	2010

Sales	109,654	129,839
Redemptions	(158,706)	(153,746)
Exchange to Class A shares	(76,697)	(117,342)

Net decrease	(125,749)	(141,249)

	Year Ended December 31,

Class C	2011	2010

Sales	490,618	507,473
Redemptions	(672,817)	(584,206)

Net decrease	(182,199)	(76,733)

	Year Ended December 31,

Class I	2011	2010

Sales	708,194	684,080
Redemptions	(422,316)	(611,739)

Net increase	285,878	72,341

	Year Ended December 31,

Class R	2011	2010

Sales	73,634	36,024
Redemptions	(20,203)	(1,392)

Net increase	53,431	34,632

18

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2012

19

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Large-Cap Growth Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 99.7%

Security	Shares	Value

Aerospace & Defense — 3.9%

Boeing Co. (The)	53,100	$3,894,885
United Technologies Corp.	39,800	2,908,982

		$6,803,867

Air Freight & Logistics — 2.4%

Expeditors International of Washington, Inc.	41,900	$1,716,224
FedEx Corp.	28,300	2,363,333

		$4,079,557

Beverages — 3.4%

Coca-Cola Co. (The)	53,400	$3,736,398
PepsiCo, Inc.	32,550	2,159,692

		$5,896,090

Biotechnology — 1.9%

Celgene Corp.(1)	48,628	$3,287,253

		$3,287,253

Chemicals — 3.6%

Ecolab, Inc.	53,400	$3,087,054
Monsanto Co.	45,900	3,216,213

		$6,303,267

Commercial Banks — 2.1%

Fifth Third Bancorp	119,500	$1,520,040
Wells Fargo & Co.	75,800	2,089,048

		$3,609,088

Communications Equipment — 4.6%

Juniper Networks, Inc.(1)	88,900	$1,814,449
QUALCOMM, Inc.	112,900	6,175,630

		$7,990,079

Computers & Peripherals — 7.9%

Apple, Inc.(1)	21,451	$8,687,655
Dell, Inc.(1)	118,900	1,739,507
EMC Corp.(1)	151,300	3,259,002

		$13,686,164

Construction & Engineering — 1.0%

Fluor Corp.	35,800	$1,798,950

		$1,798,950

Consumer Finance — 1.5%

American Express Co.	55,900	$2,636,803

		$2,636,803

Diversified Financial Services — 1.2%

JPMorgan Chase & Co.	61,900	$2,058,175

		$2,058,175

Electrical Equipment — 1.1%

Emerson Electric Co.	39,000	$1,817,010

		$1,817,010

Energy Equipment & Services — 2.9%

Baker Hughes, Inc.	32,800	$1,595,392
Schlumberger, Ltd.	48,900	3,340,359

		$4,935,751

Food & Staples Retailing — 5.1%

Costco Wholesale Corp.	36,100	$3,007,852
CVS Caremark Corp.	56,100	2,287,758
Wal-Mart Stores, Inc.	60,100	3,591,576

		$8,887,186

Food Products — 1.7%

Mead Johnson Nutrition Co.	41,600	$2,859,168

		$2,859,168

Health Care Equipment & Supplies — 2.7%

Covidien PLC	39,800	$1,791,398
Intuitive Surgical, Inc.(1)	6,200	2,870,662

		$4,662,060

Health Care Providers & Services — 2.0%

DaVita, Inc.(1)	22,500	$1,705,725
UnitedHealth Group, Inc.	35,100	1,778,868

		$3,484,593

See Notes to Financial Statements.
21

Large-Cap Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.1%

Carnival Corp.	57,800	$1,886,592
Starbucks Corp.	74,000	3,404,740

		$5,291,332

Household Durables — 1.0%

Tempur-Pedic International, Inc.(1)	34,500	$1,812,285

		$1,812,285

Household Products — 1.4%

Colgate-Palmolive Co.	27,100	$2,503,769

		$2,503,769

Industrial Conglomerates — 1.1%

3M Co.	23,200	$1,896,136

		$1,896,136

Internet & Catalog Retail — 1.0%

Amazon.com, Inc.(1)	9,700	$1,679,070

		$1,679,070

Internet Software & Services — 5.8%

eBay, Inc.(1)	82,623	$2,505,956
Google, Inc., Class A(1)	11,575	7,476,292

		$9,982,248

IT Services — 3.4%

International Business Machines Corp.	9,500	$1,746,860
VeriFone Systems, Inc.(1)	30,000	1,065,600
Visa, Inc., Class A	30,400	3,086,512

		$5,898,972

Life Sciences Tools & Services — 1.3%

Agilent Technologies, Inc.(1)	62,100	$2,169,153

		$2,169,153

Machinery — 1.9%

Deere & Co.	41,800	$3,233,230

		$3,233,230

Media — 1.9%

Walt Disney Co. (The)	88,500	$3,318,750

		$3,318,750

Multiline Retail — 1.1%

Nordstrom, Inc.	37,700	$1,874,067

		$1,874,067

Oil, Gas & Consumable Fuels — 7.4%

Anadarko Petroleum Corp.	28,200	$2,152,506
Apache Corp.	18,100	1,639,498
Exxon Mobil Corp.	41,982	3,558,394
Hess Corp.	31,600	1,794,880
Occidental Petroleum Corp.	18,100	1,695,970
Southwestern Energy Co.(1)	63,300	2,021,802

		$12,863,050

Pharmaceuticals — 3.3%

Allergan, Inc.	36,300	$3,184,962
Shire PLC ADR	24,700	2,566,330

		$5,751,292

Road & Rail — 1.0%

Norfolk Southern Corp.	24,700	$1,799,642

		$1,799,642

Semiconductors & Semiconductor Equipment — 3.7%

Broadcom Corp., Class A(1)	102,750	$3,016,740
Cypress Semiconductor Corp.(1)	116,900	1,974,441
Intel Corp.	57,700	1,399,225

		$6,390,406

Software — 7.3%

Activision Blizzard, Inc.	74,000	$911,680
Intuit, Inc.	42,300	2,224,557
Microsoft Corp.	106,932	2,775,955
Nuance Communications, Inc.(1)	95,500	2,402,780
Oracle Corp.	169,800	4,355,370

		$12,670,342

Specialty Retail — 2.8%

Bed Bath & Beyond, Inc.(1)	45,000	$2,608,650
Urban Outfitters, Inc.(1)	82,300	2,268,188

		$4,876,838

See Notes to Financial Statements.
22

Large-Cap Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.2%

NIKE, Inc., Class B	39,400	$3,796,978

		$3,796,978

Total Common Stocks
(identified cost $136,174,423)		$172,602,621

Short-Term Investments — 0.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(2)	$403	$402,990

Total Short-Term Investments
(identified cost $402,990)		$402,990

Total Investments — 100.0%
(identified cost $136,577,413)		$173,005,611

Other Assets, Less Liabilities — 0.0%(3)		$84,414

Net Assets — 100.0%		$173,090,025

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.
(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.
(3)	Amount is less than 0.05%.

See Notes to Financial Statements.
23

Large-Cap Growth Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $136,174,423)	$172,602,621
Affiliated investment, at value (identified cost, $402,990)	402,990
Dividends receivable	188,804
Interest receivable from affiliated investment	26
Tax reclaims receivable	38,512

Total assets	$173,232,953

Liabilities

Payable to affiliates:
Investment adviser fee	$95,986
Trustees’ fees	1,904
Accrued expenses	45,038

Total liabilities	$142,928

Net Assets applicable to investors’ interest in Portfolio	$173,090,025

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$136,656,950
Net unrealized appreciation	36,433,075

Total	$173,090,025

See Notes to Financial Statements.
24

Large-Cap Growth Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $8,022)	$2,665,260
Interest allocated from affiliated investment	5,117
Expenses allocated from affiliated investment	(437)

Total investment income	$2,669,940

Expenses

Investment adviser fee	$1,327,990
Trustees’ fees and expenses	7,701
Custodian fee	103,891
Legal and accounting services	30,131
Miscellaneous	6,919

Total expenses	$1,476,632

Deduct —
Reduction of custodian fee	$1

Total expense reductions	$1

Net expenses	$1,476,631

Net investment income	$1,193,309

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,781,683
Investment transactions allocated from affiliated investment	203
Foreign currency transactions	887

Net realized gain	$2,782,773

Change in unrealized appreciation (depreciation) —
Investments	$(14,775,791)
Foreign currency	(631)

Net change in unrealized appreciation (depreciation)	$(14,776,422)

Net realized and unrealized loss	$(11,993,649)

Net decrease in net assets from operations	$(10,800,340)

See Notes to Financial Statements.
25

Large-Cap Growth Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$1,193,309	$1,118,489
Net realized gain from investment and foreign currency transactions	2,782,773	3,808,738
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(14,776,422)	20,452,293

Net increase (decrease) in net assets from operations	$(10,800,340)	$25,379,520

Capital transactions —
Contributions	$36,906,473	$42,181,142
Withdrawals	(56,580,805)	(31,626,846)

Net increase (decrease) in net assets from capital transactions	$(19,674,332)	$10,554,296

Net increase (decrease) in net assets	$(30,474,672)	$35,933,816

Net Assets

At beginning of year	$203,564,697	$167,630,881

At end of year	$173,090,025	$203,564,697

See Notes to Financial Statements.
26

Large-Cap Growth Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.72%	0.73%	0.75%	0.76%	0.75%
Net investment income	0.58%	0.63%	0.63%	0.69%	0.67%
Portfolio Turnover	69%	59%	60%	84%	46%

Total Return	(4.91)%	14.89%	36.77%	(37.73)%	13.30%

Net assets, end of year (000’s omitted)	$173,090	$203,565	$167,631	$93,125	$128,121

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
27

Large-Cap Growth Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Large-Cap Growth Fund held an interest of 93.7% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

28

Large-Cap Growth Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $1,327,990 or 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $140,380,859 and $155,636,618, respectively, for the year ended December 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$136,672,894

Gross unrealized appreciation	$37,787,926
Gross unrealized depreciation	(1,455,209)

Net unrealized appreciation	$36,332,717

The net unrealized appreciation on foreign currency at December 31, 2011 on a federal income tax basis was $4,877.

29

Large-Cap Growth Portfolio

December 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$172,602,621	$—	$—	$172,602,621
Short-Term Investments	—	402,990	—	402,990

Total Investments	$172,602,621	$402,990	$—	$173,005,611

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Large-Cap Growth Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2012

31

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2002	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Large-Cap Growth Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559-2/12	LCCSRC

Eaton Vance Large-Cap Value Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Large-Cap Value Fund

Management’s Discussion of Fund Performance	2
Performance	3

Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 31
Federal Tax Information	20
Management and Organization	32
Important Notices	35

Eaton Vance
Large-Cap Value Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Large-Cap Value Fund Class A shares at net asset value (NAV) had a total return of -4.48%. By comparison, the Fund’s benchmark, the Russell 1000 Value Index (the Index), returned 0.39% during the period.
The energy and materials sectors were the main detractors from Fund performance relative to the Index. In energy, stock selection in the oil, gas & consumable fuels industry held back returns in the sector. In the materials sector, stock selection in the metals & mining industry was the primary reason for the underperformance. An underweight position in the utilities sector, which had the highest returns within the Index, also detracted from the Fund’s performance. While the Fund’s utility holdings returned more than 8% during the year, stocks within the Index delivered higher returns.
Stock selection in five out of the 10 sectors made positive contributions to performance relative to the Index, with the telecommunication services, consumer discretionary and information technology (IT) sectors providing the largest contribution. Contributions were notable in wireless telecommunications; the Fund’s holdings in that industry produced positive returns during the year, while those included in the Index recorded substantial losses.
The hotels, restaurants & leisure segment of the consumer discretionary sector benefited strongly from stock selection, while stock selection in specialty retail also had a positive impact on Fund performance. Within information technology, the Fund had positive returns for the sector, while the stocks in this sector included in the Index delivered negative returns. Stock selection in industries such as computers & peripherals and IT services also aided Fund performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Large-Cap Value Fund
December 31, 2011
Portfolio Managers Michael R. Mach, CFA; Matthew F. Beaudry, CMFC, CIMA; John D. Crowley; Stephen J. Kaszynski, CFA
Performance2,3

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	9/23/1931	-4.48%	-2.38%	3.50%	—
Class A at 5.75% Maximum Sales Charge	—	-9.96	-3.52	2.88	—
Class B at NAV	8/17/1994	-5.23	-3.12	2.72	—
Class B at 5% Maximum Sales Charge	—	-9.93	-3.49	2.72	—
Class C at NAV	11/4/1994	-5.23	-3.12	2.72	—
Class C at 1% Maximum Sales Charge	—	-6.17	-3.12	2.72	—
Class I at NAV	12/28/2004	-4.27	-2.11	—	2.68
Class R at NAV	2/18/2004	-4.73	-2.63	—	3.20

Russell 1000 Value Index	—	0.39%	-2.63%	3.89%	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R

	0.98%	1.73%	1.73%	0.73%	1.23%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/31/01	$13,077	N.A.

Class C	12/31/01	$13,085	N.A.

Class I	12/28/04	$12,037	N.A.

Class R	2/18/04	$12,813	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Large-Cap Value Fund
December 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Pfizer, Inc.	3.0%
Johnson & Johnson	2.9
UnitedHealth Group, Inc.	2.7
Apple, Inc.	2.6
Chevron Corp.	2.6
Wells Fargo & Co.	2.6
JPMorgan Chase & Co.	2.5
General Electric Co.	2.5
Exxon Mobil Corp.	2.3
AT&T, Inc.	2.2

Total	25.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Large-Cap Value Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents. Fund profile subject to change due to active management.

Fund profile subject to change due to active management.

5

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class A	$1,000.00	$930.60	$4.82	0.99%
Class B	$1,000.00	$926.90	$8.45	1.74%
Class C	$1,000.00	$926.90	$8.45	1.74%
Class I	$1,000.00	$931.50	$3.60	0.74%
Class R	$1,000.00	$929.20	$6.03	1.24%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.04	0.99%
Class B	$1,000.00	$1,016.40	$8.84	1.74%
Class C	$1,000.00	$1,016.40	$8.84	1.74%
Class I	$1,000.00	$1,021.50	$3.77	0.74%
Class R	$1,000.00	$1,019.00	$6.31	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Large-Cap Value Portfolio, at value (identified cost, $9,942,057,505)	$12,215,436,856
Receivable for Fund shares sold	17,734,174

Total assets	$12,233,171,030

Liabilities

Payable for Fund shares redeemed	$107,137,154
Payable to affiliates:
Distribution and service fees	1,990,527
Trustees’ fees	125
Accrued expenses	3,812,642

Total liabilities	$112,940,448

Net Assets	$12,120,230,582

Sources of Net Assets

Paid-in capital	$12,514,629,501
Accumulated net realized loss from Portfolio	(2,673,291,257)
Accumulated undistributed net investment income	5,512,987
Net unrealized appreciation from Portfolio	2,273,379,351

Total	$12,120,230,582

Class A Shares

Net Assets	$6,521,081,935
Shares Outstanding	380,791,794
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.13
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.18

Class B Shares

Net Assets	$66,488,387
Shares Outstanding	3,878,879
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.14

Class C Shares

Net Assets	$497,372,114
Shares Outstanding	29,027,534
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.13

Class I Shares

Net Assets	$4,757,063,249
Shares Outstanding	277,051,327
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.17

Class R Shares

Net Assets	$278,224,897
Shares Outstanding	16,268,566
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $2,944,404)	$375,091,458
Interest allocated from Portfolio	329,283
Securities lending income allocated from Portfolio, net	1,596,512
Expenses allocated from Portfolio	(92,328,205)

Total investment income from Portfolio	$284,689,048

Expenses

Distribution and service fees
Class A	$20,057,847
Class B	834,161
Class C	6,234,776
Class R	1,650,100
Trustees’ fees and expenses	500
Custodian fee	40,117
Transfer and dividend disbursing agent fees	18,916,541
Legal and accounting services	124,568
Printing and postage	1,261,813
Registration fees	406,963
Miscellaneous	79,660

Total expenses	$49,607,046

Net investment income	$235,082,002

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$578,126,154 (1)
Foreign currency transactions	164,640

Net realized gain	$578,290,794

Change in unrealized appreciation (depreciation) —
Investments	$(1,574,731,020)
Foreign currency	(259,691)

Net change in unrealized appreciation (depreciation)	$(1,574,990,711)

Net realized and unrealized loss	$(996,699,917)

Net decrease in net assets from operations	$(761,617,915)

(1)	Includes $18,597,109 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.
8

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$235,082,002	$190,515,944
Net realized gain from investment and foreign currency transactions	578,290,794 (1)	226,555,084
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,574,990,711)	1,170,943,274

Net increase (decrease) in net assets from operations	$(761,617,915)	$1,588,014,302

Distributions to shareholders —
From net investment income
Class A	$(115,613,337)	$(97,900,821)
Class B	(560,548)	(341,411)
Class C	(4,213,396)	(2,484,277)
Class I	(106,902,249)	(84,431,578)
Class R	(4,029,111)	(2,804,987)

Total distributions to shareholders	$(231,318,641)	$(187,963,074)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,796,142,707	$2,669,785,628
Class B	4,037,737	6,556,602
Class C	59,616,537	126,318,653
Class I	2,406,013,182	3,520,849,335
Class R	59,712,433	102,381,607
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	108,388,777	90,230,580
Class B	447,332	276,657
Class C	2,906,943	1,663,535
Class I	70,151,191	45,586,424
Class R	3,794,047	2,588,691
Cost of shares redeemed
Class A	(4,074,738,674)	(3,810,948,426)
Class B	(19,917,895)	(22,617,535)
Class C	(263,132,811)	(202,232,637)
Class I	(4,242,732,037)	(2,654,254,571)
Class R	(124,684,712)	(90,762,691)
Net asset value of shares exchanged
Class A	12,905,081	16,445,954
Class B	(12,905,081)	(16,445,954)

Net decrease in net assets from Fund share transactions	$(4,213,995,243)	$(214,578,148)

Net increase (decrease) in net assets	$(5,206,931,799)	$1,185,473,080

Net Assets

At beginning of year	$17,327,162,381	$16,141,689,301

At end of year	$12,120,230,582	$17,327,162,381

Accumulated undistributed net investment income included in net assets

At end of year	$5,512,987	$5,055,366

(1)	Includes $18,597,109 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.
9

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.220	$16.740	$14.540	$22.520	$21.040

Income (Loss) From Operations

Net investment income(1)	$0.259	$0.187	$0.216	$0.289	$0.273
Net realized and unrealized gain (loss)	(1.076)	1.478	2.207	(7.993)	1.805

Total income (loss) from operations	$(0.817)	$1.665	$2.423	$(7.704)	$2.078

Less Distributions

From net investment income	$(0.273)	$(0.185)	$(0.223)	$(0.270)	$(0.282)
From net realized gain	—	—	—	(0.006)	(0.306)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.273)	$(0.185)	$(0.223)	$(0.276)	$(0.598)

Net asset value — End of year	$17.130	$18.220	$16.740	$14.540	$22.520

Total Return(2)	(4.48)%	10.05%	17.01%	(34.47)%	9.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,521,082	$9,185,081	$9,470,973	$7,264,003	$5,709,362
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.98%	0.98%	1.03%	1.00%	0.98%†
Net investment income	1.45%	1.11%	1.49%	1.53%	1.23%
Portfolio Turnover of the Portfolio	41%	31%	56%	61%	35%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.230	$16.740	$14.540	$22.510	$21.040

Income (Loss) From Operations

Net investment income(1)	$0.124	$0.059	$0.115	$0.139	$0.103
Net realized and unrealized gain (loss)	(1.079)	1.486	2.194	(7.980)	1.801

Total income (loss) from operations	$(0.955)	$1.545	$2.309	$(7.841)	$1.904

Less Distributions

From net investment income	$(0.135)	$(0.055)	$(0.109)	$(0.126)	$(0.118)
From net realized gain	—	—	—	(0.003)	(0.306)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.135)	$(0.055)	$(0.109)	$(0.129)	$(0.434)

Net asset value — End of year	$17.140	$18.230	$16.740	$14.540	$22.510

Total Return(2)	(5.23)%	9.26%	16.09%	(34.95)%	9.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,488	$99,886	$123,715	$144,129	$261,680
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.73%	1.73%	1.78%	1.75%	1.73%†
Net investment income	0.70%	0.35%	0.80%	0.72%	0.46%
Portfolio Turnover of the Portfolio	41%	31%	56%	61%	35%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.220	$16.740	$14.540	$22.520	$21.040

Income (Loss) From Operations

Net investment income(1)	$0.125	$0.061	$0.111	$0.145	$0.106
Net realized and unrealized gain (loss)	(1.079)	1.477	2.203	(7.994)	1.808

Total income (loss) from operations	$(0.954)	$1.538	$2.314	$(7.849)	$1.914

Less Distributions

From net investment income	$(0.136)	$(0.058)	$(0.114)	$(0.128)	$(0.118)
From net realized gain	—	—	—	(0.003)	(0.306)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.136)	$(0.058)	$(0.114)	$(0.131)	$(0.434)

Net asset value — End of year	$17.130	$18.220	$16.740	$14.540	$22.520

Total Return(2)	(5.23)%	9.22%	16.13%	(34.94)%	9.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$497,372	$735,496	$749,389	$654,757	$713,773
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.73%	1.73%	1.78%	1.75%	1.73%†
Net investment income	0.70%	0.36%	0.77%	0.76%	0.48%
Portfolio Turnover of the Portfolio	41%	31%	56%	61%	35%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.270	$16.780	$14.580	$22.550	$21.040

Income (Loss) From Operations

Net investment income(1)	$0.305	$0.232	$0.251	$0.343	$0.340
Net realized and unrealized gain (loss)	(1.086)	1.486	2.208	(7.989)	1.795

Total income (loss) from operations	$(0.781)	$1.718	$2.459	$(7.646)	$2.135

Less Distributions

From net investment income	$(0.319)	$(0.228)	$(0.259)	$(0.317)	$(0.309)
From net realized gain	—	—	—	(0.007)	(0.306)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.319)	$(0.228)	$(0.259)	$(0.324)	$(0.625)

Net asset value — End of year	$17.170	$18.270	$16.780	$14.580	$22.550

Total Return(2)	(4.27)%	10.36%	17.26%	(34.22)%	10.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,757,063	$6,947,018	$5,482,122	$2,085,283	$549,834
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.73%	0.73%	0.78%	0.75%	0.73%†
Net investment income	1.70%	1.37%	1.70%	1.92%	1.52%
Portfolio Turnover of the Portfolio	41%	31%	56%	61%	35%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
13

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class R

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.190	$16.720	$14.530	$22.490	$21.040

Income (Loss) From Operations

Net investment income(1)	$0.216	$0.147	$0.180	$0.246	$0.218
Net realized and unrealized gain (loss)	(1.078)	1.467	2.198	(7.980)	1.804

Total income (loss) from operations	$(0.862)	$1.614	$2.378	$(7.734)	$2.022

Less Distributions

From net investment income	$(0.228)	$(0.144)	$(0.188)	$(0.221)	$(0.256)
From net realized gain	—	—	—	(0.005)	(0.306)
Tax return of capital	—	—	—	—	(0.010)

Total distributions	$(0.228)	$(0.144)	$(0.188)	$(0.226)	$(0.572)

Net asset value — End of year	$17.100	$18.190	$16.720	$14.530	$22.490

Total Return(2)	(4.73)%	9.73%	16.67%	(34.57)%	9.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$278,225	$359,681	$315,491	$215,779	$116,388
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.23%	1.23%	1.28%	1.25%	1.23%†
Net investment income	1.21%	0.87%	1.24%	1.33%	0.98%
Portfolio Turnover of the Portfolio	41%	31%	56%	61%	35%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
14

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,465,145,735 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($709,242,922) and December 31, 2017 ($1,755,902,813). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $573,984,928 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $51,576,448 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by

15

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$231,318,641	$187,963,074

During the year ended December 31, 2011, accumulated net realized loss was increased by $15,326,092, accumulated undistributed net investment income was decreased by $3,305,740 and paid-in capital was increased by $18,631,832 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs), redemptions in-kind and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,688,770
Capital loss carryforward and post October losses	$(2,516,722,183)
Net unrealized appreciation	$2,117,634,494

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, partnership allocations and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $426,682 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $119,109 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $20,057,847 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $625,621 and $4,676,082 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $717,000 and $80,336,000, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2011, the Fund paid or accrued to EVD $825,050 for Class R shares. Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $208,540, $1,558,694 and $825,050 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $20,000, $193,000 and $72,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $649,000,542 and $4,954,190,581, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $55,073,158.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	100,742,022	158,337,727
Issued to shareholders electing to receive payments of distributions in Fund shares	6,300,135	5,389,901
Redemptions	(231,154,623)	(226,362,183)
Exchange from Class B shares	723,372	968,337

Net decrease	(123,389,094)	(61,666,218)

17

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class B	2011	2010

Sales	222,472	386,827
Issued to shareholders electing to receive payments of distributions in Fund shares	26,403	16,618
Redemptions	(1,126,888)	(1,343,703)
Exchange to Class A shares	(723,070)	(968,455)

Net decrease	(1,601,083)	(1,908,713)

	Year Ended December 31,

Class C	2011	2010

Sales	3,305,435	7,479,410
Issued to shareholders electing to receive payments of distributions in Fund shares	171,623	99,730
Redemptions	(14,814,609)	(11,980,911)

Net decrease	(11,337,551)	(4,401,771)

	Year Ended December 31,

Class I	2011	2010

Sales	132,504,595	208,657,725
Issued to shareholders electing to receive payments of distributions in Fund shares	4,067,252	2,710,880
Redemptions	(239,834,123)	(157,742,883)

Net increase (decrease)	(103,262,276)	53,625,722

	Year Ended December 31,

Class R	2011	2010

Sales	3,335,045	6,080,672
Issued to shareholders electing to receive payments of distributions in Fund shares	221,631	154,615
Redemptions	(7,059,294)	(5,337,834)

Net increase (decrease)	(3,502,618)	897,453

18

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2012

19

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $355,523,248, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

20

Large-Cap Value Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 3.9%

Boeing Co. (The)(1)	1,850,000	$135,697,500
General Dynamics Corp.	1,000,000	66,410,000
Lockheed Martin Corp.(1)	800,000	64,720,000
United Technologies Corp.	2,850,000	208,306,500

		$475,134,000

Auto Components — 0.5%

Johnson Controls, Inc.	1,855,682	$58,008,619

		$58,008,619

Beverages — 0.8%

PepsiCo, Inc.	1,500,000	$99,525,000

		$99,525,000

Biotechnology — 1.7%

Amgen, Inc.(1)	3,250,000	$208,682,500

		$208,682,500

Capital Markets — 1.7%

Ameriprise Financial, Inc.	1,250,000	$62,050,000
Goldman Sachs Group, Inc. (The)(1)	1,000,000	90,430,000
State Street Corp.	1,500,000	60,465,000

		$212,945,000

Chemicals — 0.5%

Air Products and Chemicals, Inc.(1)	745,000	$63,466,550

		$63,466,550

Commercial Banks — 6.6%

Fifth Third Bancorp(1)	7,250,000	$92,220,000
KeyCorp	11,750,000	90,357,500
PNC Financial Services Group, Inc.	3,500,000	201,845,000
U.S. Bancorp(1)	4,000,000	108,200,000
Wells Fargo & Co.	11,500,000	316,940,000

		$809,562,500

Computers & Peripherals — 3.1%

Apple, Inc.(2)	790,000	$319,950,000
Hewlett-Packard Co.	2,500,000	64,400,000

		$384,350,000

Consumer Finance — 1.8%

American Express Co.	4,750,000	$224,057,500

		$224,057,500

Diversified Financial Services — 3.6%

Citigroup, Inc.	4,800,000	$126,288,000
JPMorgan Chase & Co.	9,300,000	309,225,000

		$435,513,000

Diversified Telecommunication Services — 3.8%

AT&T, Inc.(1)	9,000,000	$272,160,000
Verizon Communications, Inc.(1)	4,750,000	190,570,000

		$462,730,000

Electric Utilities — 3.1%

American Electric Power Co., Inc.	4,925,000	$203,451,750
PPL Corp.(1)	5,900,000	173,578,000

		$377,029,750

Energy Equipment & Services — 0.7%

Baker Hughes, Inc.	1,750,000	$85,120,000

		$85,120,000

Food & Staples Retailing — 2.4%

CVS Caremark Corp.	5,750,000	$234,485,000
Wal-Mart Stores, Inc.(1)	1,000,000	59,760,000

		$294,245,000

Food Products — 3.1%

Kraft Foods, Inc., Class A(1)	3,850,000	$143,836,000
Nestle SA	1,650,000	94,748,786
Unilever NV – NY Shares(1)	3,950,000	135,761,500

		$374,346,286

Health Care Equipment & Supplies — 1.0%

Covidien PLC	2,750,000	$123,777,500

		$123,777,500

Health Care Providers & Services — 3.3%

Humana, Inc.	850,000	$74,468,500
UnitedHealth Group, Inc.	6,500,000	329,420,000

		$403,888,500

See Notes to Financial Statements.
21

Large-Cap Value Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.9%

Carnival Corp.(1)	3,450,000	$112,608,000

		$112,608,000

Industrial Conglomerates — 2.5%

General Electric Co.	17,250,000	$308,947,500

		$308,947,500

Insurance — 5.6%

ACE, Ltd.	2,100,000	$147,252,000
Aon Corp.	1,500,000	70,200,000
MetLife, Inc.	4,000,000	124,720,000
Prudential Financial, Inc.(1)	2,500,000	125,300,000
Travelers Companies, Inc. (The)(1)	1,475,000	87,275,750
XL Group PLC	6,700,000	132,459,000

		$687,206,750

IT Services — 1.8%

Accenture PLC, Class A	341,620	$18,184,433
International Business Machines Corp.	1,100,000	202,268,000

		$220,452,433

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(2)	1,750,000	$78,697,500

		$78,697,500

Machinery — 0.6%

Deere & Co.(1)	1,000,000	$77,350,000

		$77,350,000

Media — 3.5%

Comcast Corp., Class A	4,500,000	$106,695,000
Time Warner, Inc.(1)	3,100,000	112,034,000
Walt Disney Co. (The)(1)	5,500,000	206,250,000

		$424,979,000

Metals & Mining — 2.3%

BHP Billiton, Ltd. ADR(1)	2,000,000	$141,260,000
Freeport-McMoRan Copper & Gold, Inc.(1)	3,850,000	141,641,500

		$282,901,500

Multi-Utilities — 4.0%

PG&E Corp.(1)	3,500,000	$144,270,000
Public Service Enterprise Group, Inc.	5,175,000	170,826,750
Sempra Energy(1)	3,200,000	176,000,000

		$491,096,750

Multiline Retail — 1.7%

Kohl’s Corp.(1)	1,600,000	$78,960,000
Macy’s, Inc.	2,000,000	64,360,000
Target Corp.	1,150,000	58,903,000

		$202,223,000

Oil, Gas & Consumable Fuels — 12.1%

Anadarko Petroleum Corp.	1,750,000	$133,577,500
Apache Corp.	700,000	63,406,000
Chevron Corp.	3,000,000	319,200,000
ConocoPhillips	3,100,000	225,897,000
Exxon Mobil Corp.	3,300,000	279,708,000
Hess Corp.	1,750,000	99,400,000
Occidental Petroleum Corp.	2,900,000	271,730,000
Peabody Energy Corp.(1)	2,650,000	87,741,500

		$1,480,660,000

Pharmaceuticals — 7.6%

Johnson & Johnson(1)	5,500,000	$360,690,000
Merck & Co., Inc.	5,250,000	197,925,000
Pfizer, Inc.	16,900,000	365,716,000

		$924,331,000

Real Estate Investment Trusts (REITs) — 3.9%

AvalonBay Communities, Inc.	1,225,000	$159,985,000
Boston Properties, Inc.	1,525,000	151,890,000
Simon Property Group, Inc.	1,250,000	161,175,000

		$473,050,000

Road & Rail — 2.0%

Union Pacific Corp.	2,300,000	$243,662,000

		$243,662,000

Software — 3.5%

Microsoft Corp.	8,250,000	$214,170,000
Oracle Corp.	8,250,000	211,612,500

		$425,782,500

See Notes to Financial Statements.
22

Large-Cap Value Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 2.1%

TJX Companies, Inc. (The)(1)	3,900,000	$251,745,000

		$251,745,000

Tobacco — 1.3%

Philip Morris International, Inc.	2,000,000	$156,960,000

		$156,960,000

Wireless Telecommunication Services — 1.2%

Vodafone Group PLC ADR	5,250,000	$147,157,500

		$147,157,500

Total Common Stocks
(identified cost $9,803,084,962)		$12,082,192,138

Short-Term Investments — 2.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.04%(3)(4)	$224,059	$224,058,659
Eaton Vance Cash Reserves Fund, LLC, 0.06%(4)	115,979	115,978,686

Total Short-Term Investments
(identified cost $340,037,345)		$340,037,345

Total Investments — 101.6%
(identified cost $10,143,122,307)		$12,422,229,483

Other Assets, Less Liabilities — (1.6)%		$(194,524,991)

Net Assets — 100.0%		$12,227,704,492

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	All or a portion of this security was on loan at December 31, 2011.

(2)	Non-income producing security.

(3)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2011. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
23

Large-Cap Value Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value including $217,617,920 of securities on loan (identified cost, $9,803,084,962)	$12,082,192,138
Affiliated investments, at value (identified cost, $340,037,345)	340,037,345
Cash	2,257,096
Dividends receivable	30,906,725
Interest receivable from affiliated investment	7,710
Receivable for investments sold	20,520,954
Securities lending income receivable	49,446
Tax reclaims receivable	6,820,310

Total assets	$12,482,791,724

Liabilities

Collateral for securities loaned	$224,058,659
Payable for investments purchased	24,664,057
Payable to affiliates:
Investment adviser fee	5,975,532
Trustees’ fees	12,625
Accrued expenses	376,359

Total liabilities	$255,087,232

Net Assets applicable to investors’ interest in Portfolio	$12,227,704,492

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$9,947,978,463
Net unrealized appreciation	2,279,726,029

Total	$12,227,704,492

See Notes to Financial Statements.
24

Large-Cap Value Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $2,949,641)	$375,681,256
Securities lending income, net	1,599,081
Interest allocated from affiliated investment	329,847
Expenses allocated from affiliated investment	(31,128)

Total investment income	$377,579,056

Expenses

Investment adviser fee	$89,852,829
Trustees’ fees and expenses	50,500
Custodian fee	1,978,370
Legal and accounting services	162,511
Miscellaneous	399,885

Total expenses	$92,444,095

Deduct —
Reduction of custodian fee	$75

Total expense reductions	$75

Net expenses	$92,444,020

Net investment income	$285,135,036

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$579,659,503 (1)
Investment transactions allocated from affiliated investments	67,750
Foreign currency transactions	164,925

Net realized gain	$579,892,178

Change in unrealized appreciation (depreciation) —
Investments	$(1,577,523,173)
Foreign currency	(260,106)

Net change in unrealized appreciation (depreciation)	$(1,577,783,279)

Net realized and unrealized loss	$(997,891,101)

Net decrease in net assets from operations	$(712,756,065)

(1)	Includes $18,622,645 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.
25

Large-Cap Value Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$285,135,036	$246,415,483
Net realized gain from investment and foreign currency transactions	579,892,178 (1)	227,158,877
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,577,783,279)	1,172,809,491

Net increase (decrease) in net assets from operations	$(712,756,065)	$1,646,383,851

Capital transactions —
Contributions	$652,641,778	$1,645,232,217
Withdrawals	(4,977,458,148)	(2,066,920,672)

Net decrease in net assets from capital transactions	$(4,324,816,370)	$(421,688,455)

Net increase (decrease) in net assets	$(5,037,572,435)	$1,224,695,396

Net Assets

At beginning of year	$17,265,276,927	$16,040,581,531

At end of year	$12,227,704,492	$17,265,276,927

(1)	Includes $18,622,645 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.
26

Large-Cap Value Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.60%	0.59%	0.60%	0.61%	0.62%†
Net investment income	1.84%	1.50%	1.91%	1.94%	1.59%
Portfolio Turnover	41%	31%	56%	61%	35%

Total Return	(4.11)%	10.48%	17.51%	(34.21)%	10.38%

Net assets, end of year (000’s omitted)	$12,227,704	$17,265,277	$16,040,582	$10,397,407	$7,390,090

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.
(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
27

Large-Cap Value Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Large-Cap Value Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

28

Large-Cap Value Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, 0.54% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $89,852,829 or 0.58% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $6,246,820,924 and $10,197,047,380, respectively, for the year ended December 31, 2011. Included in sales is $55,073,158 representing the value of securities delivered in payment of redemptions in-kind.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,299,221,581

Gross unrealized appreciation	$2,202,608,810
Gross unrealized depreciation	(79,600,908)

Net unrealized appreciation	$2,123,007,902

The net unrealized appreciation on foreign currency transactions at December 31, 2011 on a federal income tax basis was $618,853.

29

Large-Cap Value Portfolio

December 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2011 amounted to $494,654. At December 31, 2011, the value of the securities loaned and the value of the collateral received amounted to $217,617,920 and $224,058,659, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,049,563,619	$—		$—	$1,049,563,619
Consumer Staples	830,327,500	94,748,786		—	925,076,286
Energy	1,565,780,000	—		—	1,565,780,000
Financials	2,842,334,750	—		—	2,842,334,750
Health Care	1,739,377,000	—		—	1,739,377,000
Industrials	1,105,093,500	—		—	1,105,093,500
Information Technology	1,030,584,933	—		—	1,030,584,933
Materials	346,368,050	—		—	346,368,050
Telecommunication Services	609,887,500	—		—	609,887,500
Utilities	868,126,500	—		—	868,126,500

Total Common Stocks	$11,987,443,352	$94,748,786	*	$—	$12,082,192,138

Short-Term Investments	$—	$340,037,345		$—	$340,037,345

Total Investments	$11,987,443,352	$434,786,131		$—	$12,422,229,483

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Large-Cap Value Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2012

31

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Large-Cap Value Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Large-Cap Value Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173-2/12	GNCSRC

Eaton Vance Real Estate Fund Annual Report December 31, 2011

.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3
Fund Profile	4

Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18
Federal Tax Information	19
Management and Organization	20
Important Notices	22

Eaton Vance
Real Estate Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Real Estate Investment Trusts (REITs), as measured by the Dow Jones U.S. Select Real Estate Securities Index, outperformed the broader equity market with a return of 8.87% during the period.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Real Estate Fund Class A shares at net asset value (NAV) had a total return of 9.15%. By comparison, the Fund’s primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index), gained 8.87% during the period. The Fund also outperformed the S&P 500 Index, which gained 2.11% for the year.
The Index outperformed the rest of the financials sector for the 12th consecutive calendar year and has outperformed the S&P 500 Index in 10 of the past 12 calendar years. Real estate stocks in the Fund benefited from pent-up demand and a limited supply of new construction, particularly in the office, industrial and retail segments. Broadly speaking, high-quality stocks in defensive segments outperformed more-speculative issues during 2011.
The Fund outperformed the Index primarily on the strength of stock selection. The top-performing industry was multifamily housing, where both stock selection and an overweight position versus the Index aided Fund performance. The industry benefited from a continued decline in the national home ownership rate, as well as favorable demographics in the apartment rental market.
In the office segment, stock selection along with an underweight position versus the Index contributed to Fund results. Stock selection in the regional mall and shopping center segments also helped lift performance relative to the Index in 2011. In the regional mall group, stock selection more than compensated for an underweight position in this outperforming segment.
On the negative side, a non-Index position in the real estate services segment detracted from Fund performance relative to the Index. An underweight position in the outperforming health care segment also hampered results. Finally, stock selection in the hotel segment, along with an overweight position in the underperforming industrial segment were headwinds to performance relative to the Index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Real Estate Fund
December 31, 2011
Performance2,3

Portfolio Manager J. Scott Craig

				Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Inception

Class A at NAV	6/9/2010	9.15%	—	18.87%
Class A at 5.75% Maximum Sales Charge	—	2.84	—	14.44
Class I at NAV	4/28/2006	9.50	–0.34	3.52
Dow Jones U.S. Select Real Estate Securities Index	4/28/2006	8.87%	–2.22%	1.55%
S&P 500 Index	4/28/2006	2.11	–0.25	1.41

% Total Annual Operating Expense Ratios[4]			Class A	Class I

Gross			5.94%	5.69%
Net			1.40	1.15
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	6/9/10	$327,453	$308,606

Growth of $10,000

Class A	6/9/10	$13,098	$12,344

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Real Estate Fund
December 31, 2011
Fund Profile

Sector Allocation (% of net assets)5
Top 10 Holdings (% of net assets)5

Simon Property Group, Inc.	11.5%
AvalonBay Communities, Inc.	6.7
Equity Residential	6.3
Boston Properties, Inc.	6.2
Public Storage, Inc.	5.2
Vornado Realty Trust	4.5
ProLogis, Inc.	4.3
Ventas, Inc.	4.0
Federal Realty Investment Trust	3.5
Mid-America Apartment Communities, Inc.	2.5

Total	54.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Real Estate Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Real Estate Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$987.00	$6.96	**	1.40%
Class I	$1,000.00	$989.10	$5.82	**	1.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.07	**	1.40%
Class I	$1,000.00	$1,019.40	$5.90	**	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance
Real Estate Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 98.0%

Security	Shares	Value

Hotels, Restaurants & Leisure — 4.0%

Carnival Corp.	2,425	$79,152
Choice Hotels International, Inc.	1,390	52,890
Marriott International, Inc., Class A	4,060	118,430
McDonald’s Corp.	450	45,149
Starwood Hotels & Resorts Worldwide, Inc.	2,250	107,932

		$403,553

Other — 4.1%

American Tower Corp., Class A	1,990	$119,420
Brookfield Office Properties, Inc.	9,175	143,497
CB Richard Ellis Group, Inc., Class A(1)	4,985	75,872
Jones Lang LaSalle, Inc.	1,245	76,268

		$415,057

Real Estate Investment Trusts — 89.9%

Security	Shares	Value

Diversified, Specialty & Other — 3.6%

Alexandria Real Estate Equities, Inc.	1,840	$126,905
American Assets Trust, Inc.	2,295	47,070
Digital Realty Trust, Inc.	825	55,003
Plum Creek Timber Co., Inc.	3,740	136,734

		$365,712

Health Care — 8.2%

Cogdell Spencer, Inc.	10,175	$43,244
HCP, Inc.	5,915	245,058
Health Care REIT, Inc.	2,390	130,327
Ventas, Inc.	7,312	403,110

		$821,739

Hotels & Resorts — 2.8%

DiamondRock Hospitality Co.	5,095	$49,116
Host Hotels & Resorts, Inc.	13,215	195,186
Sunstone Hotel Investors, Inc.(1)	4,975	40,546

		$284,848

Industrial — 5.6%

EastGroup Properties, Inc.	2,950	$128,266
ProLogis, Inc.	15,040	429,994

		$558,260

Mall — 14.6%

Macerich Co. (The)	2,055	$103,983
Simon Property Group, Inc.	8,965	1,155,947
Taubman Centers, Inc.	3,305	205,241

		$1,465,171

Office — 17.0%

Boston Properties, Inc.	6,275	$624,990
Corporate Office Properties Trust	2,470	52,512
Douglas Emmett, Inc.	7,155	130,507
Highwoods Properties, Inc.	4,370	129,658
Liberty Property Trust, Inc.	2,000	61,760
Mack-Cali Realty Corp.	1,720	45,907
MPG Office Trust, Inc.(1)	21,475	42,735
PS Business Parks, Inc.	3,085	171,002
Vornado Realty Trust	5,850	449,631

		$1,708,702

Residential — 21.3%

American Campus Communities, Inc.	5,590	$234,557
AvalonBay Communities, Inc.	5,155	673,243
Camden Property Trust	1,875	116,700
Equity Residential	11,045	629,896
Essex Property Trust, Inc.	1,655	232,544
Mid-America Apartment Communities, Inc.	4,000	250,200

		$2,137,140

Shopping Center — 10.2%

Acadia Realty Trust	2,295	$46,221
DDR Corp.	15,050	183,158
Federal Realty Investment Trust	3,880	352,110
Kimco Realty Corp.	7,375	119,770
Regency Centers Corp.	4,475	168,350
Tanger Factory Outlet Centers	3,555	104,233
Urstadt Biddle Properties, Inc.	2,815	50,895

		$1,024,737

Storage — 6.6%

Extra Space Storage, Inc.	6,140	$148,772
Public Storage, Inc.	3,865	519,688

		$668,460

Total Real Estate Investment Trusts		$9,034,769

Total Common Stocks
(identified cost $8,826,585)		$9,853,379

See Notes to Financial Statements.
7

Eaton Vance
Real Estate Fund

December 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 2.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(2)	$269	$268,981

Total Short-Term Investments
(identified cost $268,981)		$268,981

Total Investments — 100.7%
(identified cost $9,095,566)		$10,122,360

Other Assets, Less Liabilities — (0.7)%		$(74,196)

Net Assets — 100.0%		$10,048,164

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
8

Eaton Vance
Real Estate Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $8,826,585)	$9,853,379
Affiliated investment, at value (identified cost, $268,981)	268,981
Cash	1,723
Dividends receivable	28,849
Interest receivable from affiliated investment	17
Receivable for Fund shares sold	21,233
Receivable from affiliate	7,518

Total assets	$10,181,700

Liabilities

Payable for investments purchased	$82,428
Payable for Fund shares redeemed	10,865
Payable to affiliates:
Investment adviser fee	5,245
Administration fee	1,210
Distribution and service fees	908
Trustees’ fees	185
Accrued expenses	32,695

Total liabilities	$133,536

Net Assets	$10,048,164

Sources of Net Assets

Paid-in capital	$9,215,569
Accumulated net realized loss	(189,005)
Accumulated distributions in excess of net investment income	(5,194)
Net unrealized appreciation	1,026,794

Total	$10,048,164

Class A Shares

Net Assets	$4,550,229
Shares Outstanding	456,908
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.96
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.57

Class I Shares

Net Assets	$5,497,935
Shares Outstanding	552,071
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.96

On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.
9

Eaton Vance
Real Estate Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $637)	$166,197
Interest allocated from affiliated investment	309
Expenses allocated from affiliated investment	(39)

Total investment income	$166,467

Expenses

Investment adviser fee	$47,630
Administration fee	10,991
Distribution and service fees
Class A	6,896
Trustees’ fees and expenses	732
Custodian fee	33,482
Transfer and dividend disbursing agent fees	9,913
Legal and accounting services	24,154
Printing and postage	10,248
Registration fees	31,473
Miscellaneous	9,426

Total expenses	$184,945

Deduct —
Allocation of expenses to affiliate	$93,664

Total expense reductions	$93,664

Net expenses	$91,281

Net investment income	$75,186

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(103,628)
Investment transactions allocated from affiliated investment	10
Capital gain distributions received	43,514

Net realized loss	$(60,104)

Change in unrealized appreciation (depreciation) —
Investments	$523,982

Net change in unrealized appreciation (depreciation)	$523,982

Net realized and unrealized gain	$463,878

Net increase in net assets from operations	$539,064

See Notes to Financial Statements.
10

Eaton Vance
Real Estate Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$75,186	$24,313
Net realized loss from investment transactions and capital gain distributions received	(60,104)	(2,518)
Net change in unrealized appreciation (depreciation) from investments	523,982	521,310

Net increase in net assets from operations	$539,064	$543,105

Distributions to shareholders —
From net investment income
Class A	$(30,265)	$(1,583)
Class I	(50,168)	(22,690)
Tax return of capital
Class A	(24,890)	(1,525)
Class I	(41,258)	(21,865)

Total distributions to shareholders	$(146,581)	$(47,663)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,526,736	$594,057
Class I	2,351,031	2,601,286
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	53,367	2,877
Class I	61,055	29,460
Cost of shares redeemed
Class A	(705,096)	(9,963)
Class I	(843,175)	(87,936)

Net increase in net assets from Fund share transactions	$5,443,918	$3,129,781

Net increase in net assets	$5,836,401	$3,625,223

Net Assets

At beginning of year	$4,211,763	$586,540

At end of year	$10,048,164	$4,211,763

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(5,194)	$53

See Notes to Financial Statements.
11

Eaton Vance
Real Estate Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of year	$9.280	$7.860

Income (Loss) From Operations

Net investment income(2)	$0.095	$0.069
Net realized and unrealized gain	0.750	1.494

Total income from operations	$0.845	$1.563

Less Distributions

From net investment income	$(0.091)	$(0.073)
Tax return of capital	(0.074)	(0.070)

Total distributions	$(0.165)	$(0.143)

Net asset value — End of year	$9.960	$9.280

Total Return(3)	9.15%	20.00	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,550	$608
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.40%	1.40	%(6)
Net investment income	0.98%	1.36	%(6)
Portfolio Turnover	22%	34	%(7)

(1)	For the period from the commencement of operations, June 9, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The administrator subsidized certain operating expenses (equal to 1.28% and 4.54% of average daily net assets for the year ended December 31, 2011 and the period ended December 31, 2010, respectively). Absent this subsidy, total return would be lower.
(6)	Annualized.
(7)	For the year ended December 31, 2010.

See Notes to Financial Statements.
12

Eaton Vance
Real Estate Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.270	$7.360	$5.890	$9.180	$12.050

Income (Loss) From Operations

Net investment income(1)	$0.102	$0.094	$0.147	$0.153	$0.122
Net realized and unrealized gain (loss)	0.774	1.967	1.516	(3.271)	(2.164)

Total income (loss) from operations	$0.876	$2.061	$1.663	$(3.118)	$(2.042)

Less Distributions

From net investment income	$(0.102)	$(0.077)	$(0.131)	$(0.153)	$(0.113)
From net realized gain	—	—	—	—	(0.656)
Tax return of capital	(0.084)	(0.074)	(0.062)	(0.019)	(0.059)

Total distributions	$(0.186)	$(0.151)	$(0.193)	$(0.172)	$(0.828)

Net asset value — End of year	$9.960	$9.270	$7.360	$5.890	$9.180

Total Return(2)	9.50%	28.13%	28.17%	(33.88)%	(17.33)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,498	$3,604	$587	$370	$575
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.05%	1.10%	2.54%	1.78%	1.05%
Portfolio Turnover	22%	34%	24%	37%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The administrator subsidized certain operating expenses (equal to 1.28%, 4.54%, 19.96%, 6.82% and 5.92% of average daily net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively). Absent this subsidy, total return would be lower.

See Notes to Financial Statements.
13

Eaton Vance
Real Estate Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $84,308 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($24,603) and December 31, 2017 ($59,705). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $9,974 was utilized to offset net realized gains by the Fund.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

14

Eaton Vance
Real Estate Fund

December 31, 2011

Notes to Financial Statements — continued

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$80,433	$24,273
Tax return of capital	66,148	23,390

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(84,308)
Net unrealized appreciation	$916,903

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Fund’s investment adviser fee amounted to $47,630. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2011, the administration fee amounted to $10,991. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.40% and 1.15% of the Fund’s average daily

15

Eaton Vance
Real Estate Fund

December 31, 2011

Notes to Financial Statements — continued

net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2012. Pursuant to this agreement, EVM was allocated $93,664 of the Fund’s operating expenses for the year ended December 31, 2011. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $412 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,831 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $6,896 for Class A shares.

5 Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2011, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $6,934,408 and $1,568,894, respectively, for the year ended December 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	December 31, 2011	December 31, 2010(1)

Sales	463,365	66,304
Issued to shareholders electing to receive payments of distributions in Fund shares	5,449	311
Redemptions	(77,431)	(1,090)

Net increase	391,383	65,525

	Year Ended December 31,
Class I	2011	2010

Sales	241,913	315,883
Issued to shareholders electing to receive payments of distributions in Fund shares	6,233	3,313
Redemptions	(84,644)	(10,317)

Net increase	163,502	308,879

(1)	Class A commenced operations on June 9, 2010.

16

Eaton Vance
Real Estate Fund

December 31, 2011

Notes to Financial Statements — continued

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,205,457

Gross unrealized appreciation	$1,090,940
Gross unrealized depreciation	(174,037)

Net unrealized appreciation	$916,903

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

10 Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$9,853,379	$—	$—	$9,853,379
Short-Term Investments	—	268,981	—	268,981

Total Investments	$9,853,379	$268,981	$—	$10,122,360

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

17

Eaton Vance
Real Estate Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 21, 2012

18

Eaton Vance
Real Estate Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $10,403, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2011 ordinary income dividends, 7.09% qualifies for the corporate dividends received deduction.

19

Eaton Vance
Real Estate Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

20

Eaton Vance
Real Estate Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance
Real Estate Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

22

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This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685-2/12	REFSRC

Eaton Vance Small-Cap Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011

Eaton Vance
Small-Cap Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 31
Federal Tax Information	20
Management and Organization	32
Important Notices	35

Eaton Vance
Small-Cap Fund

December 31, 2011

Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.

In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.

As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.

By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.

For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83% . Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.

Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Small-Cap Fund’s Class A shares at net asset value (NAV) had a total return of -5.84% . By comparison, the Fund’s benchmark, the Russell 2000 Index (the Index), returned -4.18% during the period.

Stock selection was the main driver of the Fund’s under-performance relative to the Index, particularly in the financials, information technology (IT), materials, and health care sectors. On the positive side, Fund performance was helped by stock selection in energy and by both stock selection and relative overweights in the consumer discretionary, consumer staples, and industrials sectors. Avoiding the telecommunication services sector aided performance as well.

Stock selection in the financials sector was the largest relative detractor to Fund performance as market volatility and economic uncertainty battered Fund holdings in the capital markets, commercial banks, insurance, and thrifts and mortgage finance industries. In the IT sector, stock selection in software, IT services, and electronic equipment, instruments and components detracted from Fund performance, although selection in semiconductors and semiconductor equipment firms aided relative results.

Holdings in chemical companies were the largest detractors in the materials sector. In health care, stock selection and a relative overweight in life sciences tools and services stocks negatively impacted relative performance, as did the Fund’s avoidance of pharmaceutical and biotechnology firms that contributed to Index results.

In contrast, relative performance was helped by positioning in the energy sector, where the Fund’s holdings in oil, gas and consumable fuels companies did well, while Index components in that industry fared poorly. Stock selection and, to a lesser extent, relative overweights in the consumer discretionary, consumer staples, and industrials sectors also helped Fund performance. In consumer discretionary, Fund holdings in household durables firms, distributors, and multiline retailers were the largest contributors. Stock selection in household products firms drove Fund performance in the consumer staples sector. In the industrials sector, Fund holdings in commercial services and supplies, marine, and machinery companies delivered positive performance, while Index holdings in those industries declined. Elsewhere in industrials, the Fund avoided stocks in electrical equipment firms, which declined during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Small-Cap Fund

December 31, 2011

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	1/2/1997	-5.84%	3.96%	2.82%	—
Class A at 5.75% Maximum Sales Charge	—	-11.26	2.73	2.21	—
Class B at NAV	5/7/2002	-6.54	3.19	—	3.98
Class B at 5% Maximum Sales Charge	—	-11.21	2.83	—	3.98
Class C at NAV	5/3/2002	-6.52	3.18	—	3.67
Class C at 1% Maximum Sales Charge	—	-7.46	3.18	—	3.67
Class I at NAV	9/2/2008	-5.58	—	—	-0.15
Class R at NAV	8/3/2009	-6.07	—	—	13.92

Russell 2000 Index	—	-4.18%	0.15%	5.62%	—

% Total Annual Operating Expense Ratios4

	Class A	Class B	Class C	Class I	Class R

Gross	1.56%	2.31%	2.31%	1.31%	1.81%
Net	1.51	2.26	2.26	1.26	1.76

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	5/7/02	$14,577	N.A.

Class C	5/3/02	$14,176	N.A.

Class I	9/2/08	$9,951	N.A.

Class R	8/3/09	$13,707	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Small-Cap Fund

December 31, 2011

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Team, Inc.	2.9%
Church & Dwight Co., Inc.	2.5
LKQ Corp.	2.5
RBC Bearings, Inc.	2.5
MEDNAX, Inc.	2.3
Mentor Graphics Corp.	2.3
New Jersey Resources Corp.	2.2
Fred’s, Inc., Class A	2.2
Analogic Corp.	2.2
Allied World Assurance Co. Holdings, Ltd.	2.1

Total	23.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Small-Cap Fund

December 31, 2011

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Small-Cap Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class A	$1,000.00	$889.70	$7.10	1.49%
Class B	$1,000.00	$886.70	$10.70	2.25%
Class C	$1,000.00	$886.60	$10.70	2.25%
Class I	$1,000.00	$890.90	$5.91	1.24%
Class R	$1,000.00	$888.50	$8.33	1.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.58	1.49%
Class B	$1,000.00	$1,013.90	$11.42	2.25%
Class C	$1,000.00	$1,013.90	$11.42	2.25%
Class I	$1,000.00	$1,019.00	$6.31	1.24%
Class R	$1,000.00	$1,016.40	$8.89	1.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Small-Cap Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Small-Cap Portfolio, at value (identified cost, $148,606,476)	$163,771,389
Receivable for Fund shares sold	465,507

Total assets	$164,236,896

Liabilities

Payable for Fund shares redeemed	$591,852
Payable to affiliates:
Administration fee	21,288
Distribution and service fees	25,998
Trustees’ fees	125
Accrued expenses	100,380

Total liabilities	$739,643

Net Assets	$163,497,253

Sources of Net Assets

Paid-in capital	$143,181,209
Accumulated net realized gain from Portfolio	5,139,424
Accumulated undistributed net investment income	11,707
Net unrealized appreciation from Portfolio	15,164,913

Total	$163,497,253

Class A Shares

Net Assets	$44,564,502
Shares Outstanding	3,289,603
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.55
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.38

Class B Shares

Net Assets	$4,723,641
Shares Outstanding	355,280
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.30

Class C Shares

Net Assets	$13,663,238
Shares Outstanding	1,059,182
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.90

Class I Shares

Net Assets	$100,508,542
Shares Outstanding	7,155,298
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.05

Class R Shares

Net Assets	$37,330
Shares Outstanding	2,773
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Small-Cap Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $5,379)	$1,171,932
Interest allocated from Portfolio	11,269
Expenses allocated from Portfolio	(1,584,865)

Total investment loss from Portfolio	$(401,664)

Expenses

Administration fee	$285,980
Distribution and service fees
Class A	155,497
Class B	56,975
Class C	171,001
Class R	214
Trustees’ fees and expenses	500
Custodian fee	33,806
Transfer and dividend disbursing agent fees	288,341
Legal and accounting services	31,434
Printing and postage	36,149
Registration fees	63,964
Miscellaneous	15,563

Total expenses	$1,139,424

Net investment loss	$(1,541,088)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$14,631,467
Foreign currency transactions	377

Net realized gain	$14,631,844

Change in unrealized appreciation (depreciation) —
Investments	$(26,214,611)
Foreign currency	(970)

Net change in unrealized appreciation (depreciation)	$(26,215,581)

Net realized and unrealized loss	$(11,583,737)

Net decrease in net assets from operations	$(13,124,825)

See Notes to Financial Statements.
8

Eaton Vance
Small-Cap Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(1,541,088)	$(1,537,062)
Net realized gain from investment and foreign currency transactions and capital gain distributions received	14,631,844	10,742,409
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(26,215,581)	26,192,345

Net increase (decrease) in net assets from operations	$(13,124,825)	$35,397,692

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,307,415	$18,287,546
Class B	2,337,278	1,704,399
Class C	3,817,156	4,750,653
Class I	35,119,281	51,840,587
Class R	12,530	32,496
Cost of shares redeemed
Class A	(34,564,305)	(22,233,290)
Class B	(1,852,777)	(781,172)
Class C	(6,929,396)	(5,225,324)
Class I	(21,830,221)	(15,128,646)
Class R	(22,395)	(20,270)
Net asset value of shares exchanged
Class A	388,345	370,375
Class B	(388,345)	(370,375)

Net increase (decrease) in net assets from Fund share transactions	$(5,605,434)	$33,226,979

Net increase (decrease) in net assets	$(18,730,259)	$68,624,671

Net Assets

At beginning of year	$182,227,512	$113,602,841

At end of year	$163,497,253	$182,227,512

Accumulated undistributed net investment income included in net assets

At end of year	$11,707	$1,122

See Notes to Financial Statements.
9

Eaton Vance
Small-Cap Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011	2010		2009		2008		2007

Net asset value — Beginning of year	$14.390	$11.520		$8.260		$14.230		$12.240

Income (Loss) From Operations

Net investment loss(1)	$(0.124)	$(0.130)		$(0.085)		$(0.100)		$(0.158)
Net realized and unrealized gain (loss)	(0.716)	3.000		3.345		(5.114)		2.627

Total income (loss) from operations	$(0.840)	$2.870		$3.260		$(5.214)		$2.469

Less Distributions

From net realized gain	$—	$—		$—		$(0.756)		$(0.479)

Total distributions	$—	$—		$—		$(0.756)		$(0.479)

Net asset value — End of year	$13.550	$14.390		$11.520		$8.260		$14.230

Total Return(2)	(5.84)%	24.91%		39.47%		(38.36)%		20.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$44,565	$64,271		$54,950		$38,811		$13,008
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.48%	1.50	%(5)	1.50	%(5)	1.70	%(5)	1.85	%(5)
Net investment loss	(0.87)%	(1.07)%		(0.91)%		(0.89)%		(1.13)%
Portfolio Turnover of the Portfolio	85%	96%		91%		94%		75%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30% and 0.37% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007, respectively). Absent this waiver and/or subsidy, total return would be lower.

See Notes to Financial Statements.
10

Eaton Vance
Small-Cap Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011	2010		2009		2008		2007

Net asset value — Beginning of year	$14.230	$11.480		$8.290		$14.380		$12.460

Income (Loss) From Operations

Net investment loss(1)	$(0.226)	$(0.221)		$(0.156)		$(0.209)		$(0.266)
Net realized and unrealized gain (loss)	(0.704)	2.971		3.346		(5.125)		2.665

Total income (loss) from operations	$(0.930)	$2.750		$3.190		$(5.334)		$2.399

Less Distributions

From net realized gain	$—	$—		$—		$(0.756)		$(0.479)

Total distributions	$—	$—		$—		$(0.756)		$(0.479)

Net asset value — End of year	$13.300	$14.230		$11.480		$8.290		$14.380

Total Return(2)	(6.54)%	23.95%		38.48%		(38.81)%		19.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,724	$5,104		$3,674		$2,624		$3,135
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.23%	2.25	%(5)	2.25	%(5)	2.45	%(5)	2.60	%(5)
Net investment loss	(1.61)%	(1.82)%		(1.66)%		(1.75)%		(1.89)%
Portfolio Turnover of the Portfolio	85%	96%		91%		94%		75%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30% and 0.37% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007, respectively). Absent this waiver and/or subsidy, total return would be lower.

See Notes to Financial Statements.
11

Eaton Vance
Small-Cap Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011	2010		2009		2008		2007

Net asset value — Beginning of year	$13.800	$11.140		$8.040		$13.980		$12.120

Income (Loss) From Operations

Net investment loss(1)	$(0.221)	$(0.213)		$(0.153)		$(0.180)		$(0.258)
Net realized and unrealized gain (loss)	(0.679)	2.873		3.253		(5.004)		2.597

Total income (loss) from operations	$(0.900)	$2.660		$3.100		$(5.184)		$2.339

Less Distributions

From net realized gain	$—	$—		$—		$(0.756)		$(0.479)

Total distributions	$—	$—		$—		$(0.756)		$(0.479)

Net asset value — End of year	$12.900	$13.800		$11.140		$8.040		$13.980

Total Return(2)	(6.52)%	23.88%		38.39%		(38.78)%		19.22%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,663	$17,986		$15,030		$7,790		$3,392
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.23%	2.25	%(5)	2.25	%(5)	2.45	%(5)	2.60	%(5)
Net investment loss	(1.62)%	(1.81)%		(1.67)%		(1.66)%		(1.89)%
Portfolio Turnover of the Portfolio	85%	96%		91%		94%		75%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30% and 0.37% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007, respectively). Absent this waiver and/or subsidy, total return would be lower.

See Notes to Financial Statements.
12

Eaton Vance
Small-Cap Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
						Period Ended
	2011	2010		2009		December 31, 2008(1)

Net asset value — Beginning of period	$14.880	$11.890		$8.500		$14.120

Income (Loss) From Operations

Net investment income (loss)(2)	$(0.088)	$(0.101)		$(0.077)		$0.010
Net realized and unrealized gain (loss)	(0.742)	3.091		3.467		(5.630)

Total income (loss) from operations	$(0.830)	$2.990		$3.390		$(5.620)

Net asset value — End of period	$14.050	$14.880		$11.890		$8.500

Total Return(3)	(5.58)%	25.15%		39.88%		(39.80	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$100,509	$94,817		$39,921		$2,051
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.23%	1.25	%(7)	1.25	%(7)	1.25	%(7)(8)
Net investment income (loss)	(0.60)%	(0.80)%		(0.73)%		0.34	%(8)
Portfolio Turnover of the Portfolio	85%	96%		91%		94	%(9)

(1)	For the period from the commencement of operations, September 2, 2008, to December 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.05%, 0.30% and 0.50% of average daily net assets for the years ended December 31, 2010 and 2009 and the period ended December 31, 2008, respectively). Absent this subsidy, total return would be lower.
(8)	Annualized.
(9)	For the Portfolio’s year ended December 31, 2008.

See Notes to Financial Statements.
13

Eaton Vance
Small-Cap Fund

December 31, 2011

Financial Highlights — continued

	Class R

	Year Ended December 31,
				Period Ended
	2011	2010		December 31, 2009(1)

Net asset value — Beginning of period	$14.330	$11.510		$9.820

Income (Loss) From Operations

Net investment loss(2)	$(0.159)	$(0.157)		$(0.061)
Net realized and unrealized gain (loss)	(0.711)	2.977		1.751

Total income (loss) from operations	$(0.870)	$2.820		$1.690

Net asset value — End of period	$13.460	$14.330		$11.510

Total Return(3)	(6.07)%	24.50%		17.21	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37	$50		$28
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.73%	1.75	%(7)	1.75	%(7)(8)
Net investment loss	(1.12)%	(1.28)%		(1.36	)%(8)
Portfolio Turnover of the Portfolio	85%	96%		91	%(9)

(1)	For the period from the commencement of operations, August 3, 2009, to December 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively). Absent this subsidy, total return would be lower.
(8)	Annualized.
(9)	For the Portfolio’s year ended December 31, 2009.

See Notes to Financial Statements.
14

Eaton Vance
Small-Cap Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.4% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2011, a capital loss carryforward of $7,482,085 was utilized to offset net realized gains by the Fund.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

15

Eaton Vance
Small-Cap Fund

December 31, 2011

Notes to Financial Statements — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2011, accumulated net realized gain was decreased by $995,436, accumulated net investment loss was decreased by $1,551,673 and paid-in capital was decreased by $556,237 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs), foreign currency gain (loss), and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$6,111,527
Net unrealized appreciation	$14,204,517

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2011, the administration fee amounted to $285,980. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.50%, 2.25%, 2.25%, 1.25% and 1.75% of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2012. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended December 31, 2011. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $7,284 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,288 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $155,497 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $42,731 and $128,251 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $281,000 and $1,637,000, respectively.

16

Eaton Vance
Small-Cap Fund

December 31, 2011

Notes to Financial Statements — continued

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2011, the Fund paid or accrued to EVD $107 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $14,244, $42,750 and $107 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $2,000, $16,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,609,163 and $36,965,024, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	1,255,860	1,493,633
Redemptions	(2,460,512)	(1,824,051)
Exchange from Class B shares	27,025	29,418

Net decrease	(1,177,627)	(301,000)

	Year Ended December 31,

Class B	2011	2010

Sales	160,702	133,696
Redemptions	(136,780)	(65,260)
Exchange to Class A shares	(27,429)	(29,664)

Net increase (decrease)	(3,507)	38,772

17

Eaton Vance
Small-Cap Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class C	2011	2010

Sales	268,858	400,882
Redemptions	(512,683)	(447,187)

Net decrease	(243,825)	(46,305)

	Year Ended December 31,

Class I	2011	2010

Sales	2,286,860	4,238,207
Redemptions	(1,503,720)	(1,223,737)

Net increase	783,140	3,014,470

	Year Ended December 31,

Class R	2011	2010

Sales	857	2,719
Redemptions	(1,546)	(1,676)

Net increase (decrease)	(689)	1,043

18

Eaton Vance
Small-Cap Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

19

Eaton Vance
Small-Cap Fund

December 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Small-Cap Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 99.7%

Security	Shares	Value

Aerospace & Defense — 2.0%

Aerovironment, Inc.(1)	105,700	$3,326,379

		$3,326,379

Building Products — 1.9%

Armstrong World Industries, Inc.(1)	37,520	$1,646,002
Trex Co., Inc.(1)	67,350	1,542,989

		$3,188,991

Capital Markets — 3.2%

Lazard, Ltd., Class A	111,240	$2,904,476
Walter Investment Management Corp.	117,525	2,410,438

		$5,314,914

Chemicals — 1.6%

LSB Industries, Inc.(1)	96,040	$2,692,001

		$2,692,001

Commercial Banks — 0.8%

Texas Capital Bancshares, Inc.(1)	43,950	$1,345,309

		$1,345,309

Commercial Services & Supplies — 2.9%

Team, Inc.(1)	161,921	$4,817,150

		$4,817,150

Communications Equipment — 1.6%

Sycamore Networks, Inc.(1)	146,590	$2,623,961

		$2,623,961

Computers & Peripherals — 1.8%

Quantum Corp.(1)	1,253,720	$3,008,928

		$3,008,928

Construction & Engineering — 1.8%

MYR Group, Inc.(1)	157,330	$3,011,296

		$3,011,296

Distributors — 2.5%

LKQ Corp.(1)	139,370	$4,192,250

		$4,192,250

Diversified Consumer Services — 1.3%

American Public Education, Inc.(1)	48,500	$2,099,080

		$2,099,080

Electronic Equipment, Instruments & Components — 4.2%

Elster Group SE ADR(1)	172,230	$2,238,990
FEI Co.(1)	41,990	1,712,352
National Instruments Corp.	118,545	3,076,243

		$7,027,585

Energy Equipment & Services — 5.1%

Dresser-Rand Group, Inc.(1)	65,720	$3,280,085
Superior Energy Services, Inc.(1)	88,940	2,529,454
Tidewater, Inc.	52,740	2,600,082

		$8,409,621

Food Products — 2.0%

Corn Products International, Inc.	63,060	$3,316,325

		$3,316,325

Gas Utilities — 2.2%

New Jersey Resources Corp.	76,240	$3,751,008

		$3,751,008

Health Care Equipment & Supplies — 4.1%

Analogic Corp.	64,070	$3,672,492
Orthofix International NV(1)	89,370	3,148,505

		$6,820,997

Health Care Providers & Services — 6.6%

Catalyst Health Solutions, Inc.(1)	49,387	$2,568,124
ExamWorks Group, Inc.(1)	171,200	1,622,976
MEDNAX, Inc.(1)	54,050	3,892,141
Team Health Holdings, Inc.(1)	134,830	2,975,698

		$11,058,939

Household Products — 2.5%

Church & Dwight Co., Inc.	91,690	$4,195,734

		$4,195,734

See Notes to Financial Statements.
21

Small-Cap Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 5.3%

Allied World Assurance Co. Holdings, Ltd.	56,590	$3,561,209
Hanover Insurance Group, Inc. (The)	75,510	2,639,074
HCC Insurance Holdings, Inc.	93,900	2,582,250

		$8,782,533

IT Services — 1.4%

Euronet Worldwide, Inc.(1)	129,410	$2,391,497

		$2,391,497

Life Sciences Tools & Services — 1.5%

Bruker Corp.(1)	203,590	$2,528,588

		$2,528,588

Machinery — 8.8%

Astec Industries, Inc.(1)	79,454	$2,559,213
Colfax Corp.(1)	56,330	1,604,279
RBC Bearings, Inc.(1)	98,720	4,116,624
Tennant Co.	89,400	3,474,978
Valmont Industries, Inc.	31,200	2,832,648

		$14,587,742

Marine — 2.1%

Kirby Corp.(1)	52,030	$3,425,655

		$3,425,655

Media — 1.7%

John Wiley & Sons, Inc., Class A	64,470	$2,862,468

		$2,862,468

Metals & Mining — 2.0%

Compass Minerals International, Inc.	34,950	$2,406,307
Molycorp, Inc.(1)	41,170	987,257

		$3,393,564

Multiline Retail — 4.1%

Big Lots, Inc.(1)	80,970	$3,057,427
Fred’s, Inc., Class A	254,220	3,706,528

		$6,763,955

Oil, Gas & Consumable Fuels — 5.0%

Cabot Oil & Gas Corp.	32,940	$2,500,146
Kodiak Oil & Gas Corp.(1)	322,220	3,061,090
Rosetta Resources, Inc.(1)	31,370	1,364,595
SM Energy Co.	19,460	1,422,526

		$8,348,357

Professional Services — 1.8%

FTI Consulting, Inc.(1)	68,880	$2,921,890

		$2,921,890

Real Estate Investment Trusts (REITs) — 4.1%

American Campus Communities, Inc.	64,280	$2,697,189
Mid-America Apartment Communities, Inc.	20,700	1,294,785
PS Business Parks, Inc.	51,979	2,881,196

		$6,873,170

Real Estate Management & Development — 2.1%

Forestar Real Estate Group, Inc.(1)	226,449	$3,426,173

		$3,426,173

Semiconductors & Semiconductor Equipment — 3.7%

Cirrus Logic, Inc.(1)	209,940	$3,327,549
Cypress Semiconductor Corp.(1)	164,320	2,775,365

		$6,102,914

Software — 4.1%

Mentor Graphics Corp.(1)	284,680	$3,860,261
Parametric Technology Corp.(1)	160,440	2,929,634

		$6,789,895

Specialty Retail — 3.9%

GNC Holdings, Inc., Class A(1)	119,930	$3,471,974
Monro Muffler Brake, Inc.	77,980	3,024,844

		$6,496,818

Total Common Stocks
(identified cost $147,998,822)		$165,895,687

See Notes to Financial Statements.
22

Small-Cap Portfolio

December 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 0.5%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(2)	$741	$740,819

Total Short-Term Investments
(identified cost $740,819)		$740,819

Total Investments — 100.2%
(identified cost $148,739,641)		$166,636,506

Other Assets, Less Liabilities — (0.2)%		$(269,743)

Net Assets — 100.0%		$166,366,763

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
23

Small-Cap Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $147,998,822)	$165,895,687
Affiliated investment, at value (identified cost, $740,819)	740,819
Dividends receivable	101,592
Interest receivable from affiliated investment	227

Total assets	$166,738,325

Liabilities

Payable for investments purchased	$206,570
Payable to affiliates:
Investment adviser fee	107,160
Trustees’ fees	1,911
Accrued expenses	55,921

Total liabilities	$371,562

Net Assets applicable to investors’ interest in Portfolio	$166,366,763

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$148,469,898
Net unrealized appreciation	17,896,865

Total	$166,366,763

See Notes to Financial Statements.
24

Small-Cap Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $5,621)	$1,219,816
Interest allocated from affiliated investment	11,881
Expenses allocated from affiliated investment	(1,230)

Total investment income	$1,230,467

Expenses

Investment adviser fee	$1,496,728
Trustees’ fees and expenses	7,737
Custodian fee	101,458
Legal and accounting services	42,897
Miscellaneous	5,602

Total expenses	$1,654,422

Deduct —
Reduction of custodian fee	$19

Total expense reductions	$19

Net expenses	$1,654,403

Net investment loss	$(423,936)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$16,103,683
Investment transactions allocated from affiliated investment	430
Foreign currency transactions	405

Net realized gain	$16,104,518

Change in unrealized appreciation (depreciation) —
Investments	$(27,399,390)
Foreign currency	(1,040)

Net change in unrealized appreciation (depreciation)	$(27,400,430)

Net realized and unrealized loss	$(11,295,912)

Net decrease in net assets from operations	$(11,719,848)

See Notes to Financial Statements.
25

Small-Cap Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(423,936)	$(672,040)
Net realized gain from investment and foreign currency transactions and capital gain distributions received	16,104,518	12,723,027
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(27,400,430)	27,253,507

Net increase (decrease) in net assets from operations	$(11,719,848)	$39,304,494

Capital transactions —
Contributions	$32,108,533	$77,388,719
Withdrawals	(49,103,945)	(23,507,496)

Net increase (decrease) in net assets from capital transactions	$(16,995,412)	$53,881,223

Net increase (decrease) in net assets	$(28,715,260)	$93,185,717

Net Assets

At beginning of year	$195,082,023	$101,896,306

At end of year	$166,366,763	$195,082,023

See Notes to Financial Statements.
26

Small-Cap Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.83%	0.85%	0.88%	0.97%	0.97%
Net investment loss	(0.21)%	(0.42)%	(0.29)%	(0.20)%	(0.26)%
Portfolio Turnover	85%	96%	91%	94%	75%

Total Return	(5.22)%	25.71%	40.31%	(37.89)%	21.13%

Net assets, end of year (000’s omitted)	$166,367	$195,082	$101,896	$61,771	$38,657

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
27

Small-Cap Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Small-Cap Fund held an interest of 98.4% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

28

Small-Cap Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $1,496,728 or 0.75% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $164,226,064 and $179,162,251, respectively, for the year ended December 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$148,876,115

Gross unrealized appreciation	$25,536,905
Gross unrealized depreciation	(7,776,514)

Net unrealized appreciation	$17,760,391

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements.

29

Small-Cap Portfolio

December 31, 2011

Notes to Financial Statements — continued

Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$165,895,687	*	$—	$—	$165,895,687
Short-Term Investments	—		740,819	—	740,819

Total Investments	$165,895,687		$740,819	$—	$166,636,506

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Small-Cap Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Small-Cap Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

31

Eaton Vance
Small-Cap Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Small-Cap Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the		Principal Occupation(s)
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Small-Cap Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s)
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Small-Cap Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164-2/12	SCGSRC

Eaton Vance Small-Cap Value Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011

Eaton Vance
Small-Cap Value Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	21
Federal Tax Information	22
Management and Organization	23
Important Notices	25

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.

In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.

As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.

By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.

For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.

Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Small-Cap Value Fund Class A shares at net asset value (NAV) returned -1.68% versus a return of -5.50% for the Russell 2000 Value Index (the Index), the Fund’s benchmark.

The Fund’s outperformance relative to the Index was primarily the result of stock selection, which offset the negative impact of sector allocations. Stock selection contributed most significantly in the energy, consumer discretionary, industrials and materials sectors.

Within the energy sector, holdings in the oil, gas and consumable fuels industry aided Fund performance. The positive return in the energy sector was partially offset, however, by the Fund’s overweight position in that sector relative to the Index. Top performers in the consumer discretionary sector were found mainly in the textiles, apparel and luxury goods industry, and the Fund’s underweight position relative to the Index also contributed to performance.

Success in the industrials sector was derived mainly from holdings in machinery, which was the top-performing industry for the Fund as a whole. However, the positive effect was impacted by the Fund’s overweight position in the sector. Gains in the materials sector, where the Fund was neutrally positioned relative to the Index, were driven by chemicals stocks.

In addition to these drivers, the Fund’s performance was also aided by a combination of stock selection and sector-level performance in consumer staples, particularly food products, and by stock selection coupled with a sector underweight in information technology (IT), where IT services exposure added to Fund performance.

On a sector basis, a combination of stock selection and an underweight position in financials hindered Fund performance. The Fund’s holdings in the insurance industry and in thrifts and mortgage finance were key detractors in this sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Performance 2,3

Portfolio Managers Gregory R. Greene, CFA; J. Bradley Ohlmuller, CFA; Robert J. Milmore, CFA, each of Fox Asset Management LLC

				Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Inception

Class A at NAV	6/28/2002	-1.68%	1.57%	6.57%
Class A at 5.75% Maximum Sales Charge	—	-7.37	0.38	5.90
Class B at NAV	7/9/2002	-2.45	0.80	6.15
Class B at 5% Maximum Sales Charge	—	-7.28	0.44	6.15
Class C at NAV	7/3/2002	-2.39	0.81	6.11
Class C at 1% Maximum Sales Charge	—	-3.35	0.81	6.11
Class I at NAV	10/1/2009	-1.47	—	9.86

Russell 2000 Value Index	6/28/2002	-5.50%	-1.87%	5.96%

% Total Annual Operating Expense Ratios 4

	Class A	Class B	Class C	Class I

Gross	2.04%	2.79%	2.79%	1.79%

Net	1.45	2.20	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	7/9/02	$17,615	N.A.

Class C	7/3/02	$17,576	N.A.

Class I	10/1/09	$12,358	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Cleco Corp.	3.0%
JDA Software Group, Inc.	3.0
NETGEAR, Inc.	2.7
AptarGroup, Inc.	2.6
Westar Energy, Inc.	2.5
Teleflex, Inc.	2.5
Barnes Group, Inc.	2.5
Portland General Electric Co.	2.4
Old Dominion Freight Line, Inc.	2.3
J & J Snack Foods Corp.	2.3

Total	25.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$936.00	$7.08	**	1.45%
Class B	$1,000.00	$932.30	$10.72	**	2.20%
Class C	$1,000.00	$932.70	$10.72	**	2.20%
Class I	$1,000.00	$936.90	$5.86	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class B	$1,000.00	$1,014.10	$11.17	**	2.20%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 99.3%

Security	Shares	Value

Aerospace & Defense — 1.5%

AAR Corp.	27,500	$527,175

		$527,175

Building Products — 1.5%

A.O. Smith Corp.	12,700	$509,524

		$509,524

Chemicals — 5.5%

Calgon Carbon Corp.(1)	46,000	$722,660
Innophos Holdings, Inc.	7,700	373,912
RPM International, Inc.	32,000	785,600

		$1,882,172

Commercial Banks — 9.6%

First Midwest Bancorp, Inc.	29,000	$293,770
MB Financial, Inc.	33,000	564,300
National Penn Bancshares, Inc.	54,800	462,512
Prosperity Bancshares, Inc.	16,500	665,775
Trustmark Corp.	29,600	718,984
Umpqua Holdings Corp.	47,600	589,764

		$3,295,105

Commercial Services & Supplies — 1.9%

Brink’s Co. (The)	23,900	$642,432

		$642,432

Communications Equipment — 2.7%

NETGEAR, Inc.(1)	27,800	$933,246

		$933,246

Construction & Engineering — 2.9%

Chicago Bridge & Iron Co. NV – NY Shares	13,500	$510,300
Emcor Group, Inc.	18,300	490,623

		$1,000,923

Containers & Packaging — 2.6%

AptarGroup, Inc.	17,000	$886,890

		$886,890

Electric Utilities — 7.9%

Cleco Corp.	27,300	$1,040,130
Portland General Electric Co.	32,300	816,867
Westar Energy, Inc.	30,500	877,790

		$2,734,787

Electrical Equipment — 0.9%

General Cable Corp.(1)	12,900	$322,629

		$322,629

Energy Equipment & Services — 3.5%

Bristow Group, Inc.	4,700	$222,733
Hornbeck Offshore Services, Inc.(1)	14,000	434,280
Oil States International, Inc.(1)	7,400	565,138

		$1,222,151

Food Products — 4.6%

J & J Snack Foods Corp.	15,000	$799,200
Lancaster Colony Corp.	11,200	776,608

		$1,575,808

Health Care Equipment & Supplies — 4.2%

Teleflex, Inc.	13,900	$851,931
West Pharmaceutical Services, Inc.	15,400	584,430

		$1,436,361

Health Care Providers & Services — 3.5%

Magellan Health Services, Inc.(1)	11,200	$554,064
Owens & Minor, Inc.	23,500	653,065

		$1,207,129

Insurance — 7.0%

Argo Group International Holdings, Ltd.	22,000	$637,120
Aspen Insurance Holdings, Ltd.	21,100	559,150
ProAssurance Corp.	2,000	159,640
Protective Life Corp.	33,000	744,480
Tower Group, Inc.	16,400	330,788

		$2,431,178

IT Services — 2.1%

MAXIMUS, Inc.	17,400	$719,490

		$719,490

See Notes to Financial Statements.
7

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 5.2%

Barnes Group, Inc.	35,100	$846,261
Crane Co.	9,600	448,416
Wabtec Corp.	7,100	496,645

		$1,791,322

Media — 1.1%

Madison Square Garden Co. (The)(1)	13,700	$392,368

		$392,368

Oil, Gas & Consumable Fuels — 2.5%

Gulfport Energy Corp.(1)	21,000	$618,450
VAALCO Energy, Inc.(1)	41,900	253,076

		$871,526

Professional Services — 1.8%

Towers Watson & Co., Class A	10,500	$629,265

		$629,265

Real Estate Investment Trusts (REITs) — 6.7%

LaSalle Hotel Properties	26,400	$639,144
Pebblebrook Hotel Trust	18,700	358,666
Senior Housing Properties Trust	32,600	731,544
Tanger Factory Outlet Centers	19,900	583,468

		$2,312,822

Road & Rail — 4.3%

Genesee & Wyoming, Inc., Class A(1)	11,200	$678,496
Old Dominion Freight Line, Inc.(1)	20,000	810,600

		$1,489,096

Software — 3.0%

JDA Software Group, Inc.(1)	31,900	$1,033,241

		$1,033,241

Specialty Retail — 6.3%

Aeropostale, Inc.(1)	27,000	$411,750
Buckle, Inc. (The)	6,400	261,568
Children’s Place Retail Stores, Inc. (The)(1)	12,600	669,312
Dick’s Sporting Goods, Inc.	9,500	350,360
Finish Line, Inc., Class A (The)	24,100	464,769

		$2,157,759

Textiles, Apparel & Luxury Goods — 4.1%

Carter’s, Inc.(1)	19,700	$784,257
Hanesbrands, Inc.(1)	21,200	463,432
Iconix Brand Group, Inc.(1)	9,500	154,755

		$1,402,444

Thrifts & Mortgage Finance — 2.4%

First Niagara Financial Group, Inc.	44,800	$386,624
Washington Federal, Inc.	32,600	456,074

		$842,698

Total Common Stocks
(identified cost $28,453,447)		$34,249,541

Short-Term Investments — 2.8%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/12	$976	$976,319

Total Short-Term Investments
(identified cost $976,319)		$976,319

Total Investments — 102.1%
(identified cost $29,429,766)		$35,225,860

Other Assets, Less Liabilities — (2.1)%		$(731,247)

Net Assets — 100.0%		$34,494,613

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See Notes to Financial Statements.
8

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $29,429,766)	$35,225,860
Cash	574
Dividends receivable	36,416
Receivable for Fund shares sold	33,000
Receivable from affiliates	18,549

Total assets	$35,314,399

Liabilities

Payable for Fund shares redeemed	$710,487
Payable to affiliates:
Investment adviser fee	29,639
Administration fee	4,446
Distribution and service fees	14,119
Trustees’ fees	453
Accrued expenses	60,642

Total liabilities	$819,786

Net Assets	$34,494,613

Sources of Net Assets

Paid-in capital	$28,937,836
Accumulated net realized loss	(269,870)
Accumulated undistributed net investment income	30,553
Net unrealized appreciation	5,796,094

Net Assets	$34,494,613

Class A Shares

Net Assets	$22,099,307
Shares Outstanding	1,565,477
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.12
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.98

Class B Shares

Net Assets	$2,370,825
Shares Outstanding	174,855
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.56

Class C Shares

Net Assets	$8,702,070
Shares Outstanding	643,807
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.52

Class I Shares

Net Assets	$1,322,411
Shares Outstanding	93,178
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
9

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $357)	$551,769
Interest	220

Total investment income	$551,989

Expenses

Investment adviser fee	$374,602
Administration fee	56,190
Distribution and service fees
Class A	61,087
Class B	26,964
Class C	92,705
Trustees’ fees and expenses	1,823
Custodian fee	43,845
Transfer and dividend disbursing agent fees	80,752
Legal and accounting services	30,288
Printing and postage	21,711
Registration fees	50,973
Miscellaneous	13,872

Total expenses	$854,812

Deduct —
Allocation of expenses to affiliates	$184,648

Total expense reductions	$184,648

Net expenses	$670,164

Net investment loss	$(118,175)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$72,405
Capital gain distributions received	5,234

Net realized gain	$77,639

Change in unrealized appreciation (depreciation) —
Investments	$(895,768)

Net change in unrealized appreciation (depreciation)	$(895,768)

Net realized and unrealized loss	$(818,129)

Net decrease in net assets from operations	$(936,304)

See Notes to Financial Statements.
10

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(118,175)	$(73,501)
Net realized gain from investment transactions and capital gain distributions received	77,639	3,716,344
Net change in unrealized appreciation (depreciation) from investments	(895,768)	1,593,236

Net increase (decrease) in net assets from operations	$(936,304)	$5,236,079

Distributions to shareholders —
From net realized gain
Class A	$(233,487)	$—
Class B	(25,460)	—
Class C	(92,299)	—
Class I	(12,912)	—

Total distributions to shareholders	$(364,158)	$—

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,456,293	$9,462,201
Class B	904,506	677,036
Class C	2,099,812	3,001,506
Class I	1,533,953	489,462
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	214,163	—
Class B	22,368	—
Class C	78,574	—
Class I	10,435	—
Cost of shares redeemed
Class A	(9,573,663)	(6,483,730)
Class B	(603,329)	(453,409)
Class C	(2,293,168)	(3,088,248)
Class I	(634,224)	(168,034)
Net asset value of shares exchanged
Class A	503,576	194,814
Class B	(503,576)	(194,814)

Net increase (decrease) in net assets from Fund share transactions	$(1,784,280)	$3,436,784

Net increase (decrease) in net assets	$(3,084,742)	$8,672,863

Net Assets

At beginning of year	$37,579,355	$28,906,492

At end of year	$34,494,613	$37,579,355

Accumulated undistributed net investment income included in net assets

At end of year	$30,553	$387

See Notes to Financial Statements.
11

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$14.510	$12.320		$9.910	$13.500	$14.970

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.012)	$0.003	(2)	$0.027	$0.018	$(0.033)
Net realized and unrealized gain (loss)	(0.233)	2.187		2.383	(3.608)	0.430

Total income (loss) from operations	$(0.245)	$2.190		$2.410	$(3.590)	$0.397

Less Distributions

From net realized gain	$(0.145)	$—		$—	$—	$(1.802)
Tax return of capital	—	—		—	—	(0.065)

Total distributions	$(0.145)	$—		$—	$—	$(1.867)

Net asset value — End of year	$14.120	$14.510		$12.320	$9.910	$13.500

Total Return(3)(4)	(1.68)%	17.78%		24.32%	(26.59)%	2.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,099	$25,220		$18,471	$11,005	$11,131
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.56%	1.65%		1.65%	1.65%	1.68%
Net investment income (loss)	(0.09)%	0.03	%(2)	0.26%	0.15%	(0.21)%
Portfolio Turnover	30%	42%		48%	76%	49%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.17)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The administrator subsidized certain operating expenses (equal to 0.49%, 0.39%, 0.74%, 0.62% and 0.41% of average daily net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$14.050	$12.020		$9.740	$13.370	$14.960

Income (Loss) From Operations

Net investment loss(1)	$(0.117)	$(0.094	)(2)	$(0.046)	$(0.080)	$(0.152)
Net realized and unrealized gain (loss)	(0.228)	2.124		2.326	(3.550)	0.429

Total income (loss) from operations	$(0.345)	$2.030		$2.280	$(3.630)	$0.277

Less Distributions

From net realized gain	$(0.145)	$—		$—	$—	$(1.802)
Tax return of capital	—	—		—	—	(0.065)

Total distributions	$(0.145)	$—		$—	$—	$(1.867)

Net asset value — End of year	$13.560	$14.050		$12.020	$9.740	$13.370

Total Return(3)(4)	(2.45)%	16.89%		23.41%	(27.15)%	1.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,371	$2,666		$2,277	$2,122	$4,037
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.31%	2.40%		2.40%	2.40%	2.43%
Net investment loss	(0.84)%	(0.74	)%(2)	(0.46)%	(0.66)%	(0.98)%
Portfolio Turnover	30%	42%		48%	76%	49%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The administrator subsidized certain operating expenses (equal to 0.49%, 0.39%, 0.74%, 0.62% and 0.41% of average daily net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
13

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$14.000	$11.980		$9.720	$13.330	$14.910

Income (Loss) From Operations

Net investment loss(1)	$(0.115)	$(0.093	)(2)	$(0.049)	$(0.075)	$(0.151)
Net realized and unrealized gain (loss)	(0.220)	2.113		2.309	(3.535)	0.438

Total income (loss) from operations	$(0.335)	$2.020		$2.260	$(3.610)	$0.287

Less Distributions

From net realized gain	$(0.145)	$—		$—	$—	$(1.802)
Tax return of capital	—	—		—	—	(0.065)

Total distributions	$(0.145)	$—		$—	$—	$(1.867)

Net asset value — End of year	$13.520	$14.000		$11.980	$9.720	$13.330

Total Return(3)(4)	(2.39)%	16.86%		23.38%	(27.16)%	1.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,702	$9,225		$8,056	$4,936	$5,690
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.31%	2.40%		2.40%	2.40%	2.43%
Net investment loss	(0.83)%	(0.74	)%(2)	(0.49)%	(0.63)%	(0.97)%
Portfolio Turnover	30%	42%		48%	76%	49%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The administrator subsidized certain operating expenses (equal to 0.49%, 0.39%, 0.74%, 0.62% and 0.41% of average daily net assets for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
14

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
				Period Ended
	2011	2010		December 31, 2009(1)

Net asset value — Beginning of period	$14.550	$12.330		$11.600

Income (Loss) From Operations

Net investment income(2)	$0.035	$0.044	(3)	$0.008
Net realized and unrealized gain (loss)	(0.250)	2.176		0.722

Total income (loss) from operations	$(0.215)	$2.220		$0.730

Less Distributions

From net realized gain	$(0.145)	$—		$—

Total distributions	$(0.145)	$—		$—

Net asset value — End of period	$14.190	$14.550		$12.330

Total Return(4)(6)	(1.47)%	18.00%		6.29	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,322	$468		$103
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.28%	1.40%		1.40	%(8)
Net investment income	0.24%	0.34	%(3)	0.28	%(8)
Portfolio Turnover	30%	42%		48	%(9)

(1)	For the period from the start of business, October 1, 2009, to December 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Net investment income per share reflects special dividends which amounted to $0.033 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.09%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	The administrator subsidized certain operating expenses (equal to 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2011 and 2010 and the period ended December 31, 2009, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	For the year ended December 31, 2009.

See Notes to Financial Statements.
15

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund had a net capital loss of $229,323 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

16

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Long-term capital gains	$364,158	$—

During the year ended December 31, 2011, accumulated net realized loss was decreased by $13,864, accumulated undistributed net investment income was increased by $148,341 and paid-in capital was decreased by $162,205 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October losses	$(229,323)
Net unrealized appreciation	$5,786,100

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2011, the investment adviser fee amounted to $374,602 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM. BMR pays Fox a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2011, the administration fee amounted to $56,190. EVM and Fox have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.45%, 2.20%, 2.20% and 1.20% (1.65%, 2.40%, 2.40% and 1.40% prior to July 1, 2011) of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, EVM and Fox were allocated $64,225 and $120,423, respectively, of the Fund’s operating expenses for the year ended December 31, 2011. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended

17

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

December 31, 2011, EVM earned $3,927 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,161 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $61,087 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $20,223 and $69,529 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $43,000 and $838,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $6,741 and $23,176 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $2,000, $4,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,678,897 and $11,604,572, respectively, for the year ended December 31, 2011.

18

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	452,476	725,003
Issued to shareholders electing to receive payments of distributions in Fund shares	15,211	—
Redemptions	(675,283)	(500,507)
Exchange from Class B shares	34,824	14,977

Net increase (decrease)	(172,772)	239,473

	Year Ended December 31,

Class B	2011	2010

Sales	63,722	52,027
Issued to shareholders electing to receive payments of distributions in Fund shares	1,654	—
Redemptions	(44,255)	(36,206)
Exchange to Class A shares	(36,105)	(15,419)

Net increase (decrease)	(14,984)	402

	Year Ended December 31,

Class C	2011	2010

Sales	149,726	234,599
Issued to shareholders electing to receive payments of distributions in Fund shares	5,824	—
Redemptions	(170,559)	(248,025)

Net decrease	(15,009)	(13,426)

	Year Ended December 31,

Class I	2011	2010

Sales	104,507	37,362
Issued to shareholders electing to receive payments of distributions in Fund shares	739	—
Redemptions	(44,240)	(13,514)

Net increase	61,006	23,848

19

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$29,439,760

Gross unrealized appreciation	$6,463,639
Gross unrealized depreciation	(677,539)

Net unrealized appreciation	$5,786,100

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$34,249,541	*	$—	$—	$34,249,541
Short-Term Investments	—		976,319	—	976,319

Total Investments	$34,249,541		$976,319	$—	$35,225,860

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

20

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

21

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends. The Fund designates $364,158 as a capital gain dividend.

22

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

23

Eaton Vance
Small-Cap Value Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the		Principal Occupation(s)
Name and Year of Birth	Trust	Length of Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance
Small-Cap Value Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser
Fox Asset Management LLC
1040 Broad Street
Suite 201
Shrewsbury, NJ 07702

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1303-2/12	SCVSRC

Eaton Vance Special Equities Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011

Eaton Vance
Special Equities Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18 and 30
Federal Tax Information	19
Management and Organization	31
Important Notices	34

Eaton Vance
Special Equities Fund

December 31, 2011

Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.

In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.

As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.

By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.

For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83% . Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.

Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Special Equities Fund’s Class A shares at net asset value (NAV) had a total return of -4.33%. By comparison, the Fund’s benchmark, the Russell 2500 Index (the Index), returned -2.51% during the period.

Overall, sector allocations were the main driver of the Fund’s underperformance relative to the Index, although stock selection was the largest detractor in a number of individual sectors. Allocations to financials, materials, information technology (IT), utilities, consumer discretionary, health care, and consumer staples hurt Fund results relative to the Index, but was partially offset by favorable performance in energy and industrials. Stock selection in the financials sector was the largest detractor. Fund holdings in capital markets, insurance, thrifts & mortgage finance, and commercial banking companies detracted from Fund performance. In the materials sector, both stock selection and an overweighting in the metals and mining industry were the largest detractors to Fund performance.

A relative overweighting and weak stock selection both hurt Fund performance in the IT sector, where positioning in IT services, software, communications equipment, and electronics equipment, instruments, and components negatively impacted results. Underweighting utilities, in part by avoiding electric utilities and multi-utilities, hurt performance as Index holdings in those industries rose in value during the period.

In contrast, the Fund’s performance was helped by stock selection in the energy sector, where the Fund’s holdings in oil, gas and consumable fuels companies rose, while Index components in that industry declined. Stock selection and, to a lesser extent, an underweighting in industrials drove favorable Fund performance in that sector. Significant contributors included stock selection in marine, construction and engineering, electrical equipment, aerospace and defense, and road and rail companies. Avoiding telecommunication services, a sector that lost ground, also aided performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Special Equities Fund

December 31, 2011

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	4/22/1968	-4.33%	2.56%	2.61%	—
Class A at 5.75% Maximum Sales Charge	—	–9.82	1.35	2.01	—
Class B at NAV	8/22/1994	-5.09	1.80	1.84	—
Class B at 5% Maximum Sales Charge	—	-9.83	1.42	1.84	—
Class C at NAV	11/17/1994	-5.03	1.80	1.85	—
Class C at 1% Maximum Sales Charge	—	-5.98	1.80	1.85	—
Class I at NAV	7/29/2011	—	—	—	–6.32
Russell 2500 Index	—	-2.51%	1.24%	6.57%	—

% Total Annual Operating Expense Ratios4

Class A	Class B	Class C	Class I

1.39%	2.14%	2.14%	1.14%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/31/01	$12,005	N.A.

Class C	12/31/01	$12,015	N.A.

Class I	7/29/11	$9,368	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Special Equities Fund

December 31, 2011

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Church & Dwight Co., Inc.	2.7%
Perrigo Co.	2.6
Quanta Services, Inc.	2.4
New Jersey Resources Corp.	2.3
MEDNAX, Inc.	2.3
Kirby Corp.	2.2
AMETEK, Inc.	2.2
Nielsen Holdings NV	2.2
Teradata Corp.	2.1
GNC Holdings, Inc., Class A	2.1

Total	23.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Special Equities Fund

December 31, 2011

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2500 Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Special Equities Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011) for Class A, Class B, and Class C, and (July 29, 2011 – December 31, 2011) for Class I. The hypothetical expense Example is based on an investment of $1,000 for the one-half year period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual*
Class A	$1,000.00	$892.90	$7.16	1.50%
Class B	$1,000.00	$889.90	$10.72	2.25%
Class C	$1,000.00	$889.90	$10.77	2.26%
Class I	$1,000.00	$936.80	$5.59	1.36%
*    Class I had not commenced operations on July 1, 2011. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 155/365 for Class I (to reflect the period from commencement of operations on July 29, 2011 to December 31, 2011). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011 (July 29, 2011 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	1.50%
Class B	$1,000.00	$1,013.90	$11.42	2.25%
Class C	$1,000.00	$1,013.80	$11.47	2.26%
Class I	$1,000.00	$1,018.30	$6.92	1.36%

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011 (July 29, 2011 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Special Equities Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Special Equities Portfolio, at value (identified cost, $45,864,529)	$54,870,749
Receivable for Fund shares sold	20,193

Total assets	$54,890,942

Liabilities

Payable for Fund shares redeemed	$61,292
Payable to affiliates:
Distribution and service fees	13,488
Trustees’ fees	125
Accrued expenses	67,527

Total liabilities	$142,432

Net Assets	$54,748,510

Sources of Net Assets

Paid-in capital	$67,286,067
Accumulated net realized loss from Portfolio	(21,544,150)
Accumulated undistributed net investment income	373
Net unrealized appreciation from Portfolio	9,006,220

Total	$54,748,510

Class A Shares

Net Assets	$40,087,460
Shares Outstanding	2,629,357
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.25
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.18

Class B Shares

Net Assets	$1,473,725
Shares Outstanding	101,261
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.55

Class C Shares

Net Assets	$4,145,767
Shares Outstanding	285,022
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.55

Class I Shares

Net Assets	$9,041,558
Shares Outstanding	592,247
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Special Equities Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $4,245)	$507,039
Interest allocated from Portfolio	3,596
Expenses allocated from Portfolio	(529,965)

Total investment loss from Portfolio	$(19,330)

Expenses

Distribution and service fees
Class A	$146,545
Class B	17,230
Class C	59,249
Trustees’ fees and expenses	500
Custodian fee	22,453
Transfer and dividend disbursing agent fees	96,779
Legal and accounting services	37,887
Printing and postage	27,376
Registration fees	56,672
Miscellaneous	13,057

Total expenses	$477,748

Net investment loss	$(497,078)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$7,991,899
Foreign currency transactions	(380)

Net realized gain	$7,991,519

Change in unrealized appreciation (depreciation) —
Investments	$(10,067,849)
Foreign currency	(8)

Net change in unrealized appreciation (depreciation)	$(10,067,857)

Net realized and unrealized loss	$(2,076,338)

Net decrease in net assets from operations	$(2,573,416)

See Notes to Financial Statements.
8

Eaton Vance
Special Equities Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(497,078)	$(121,604)
Net realized gain from investment and foreign currency transactions	7,991,519	7,383,909
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(10,067,857)	6,720,358

Net increase (decrease) in net assets from operations	$(2,573,416)	$13,982,663

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,129,719	$12,286,761
Class B	816,063	723,117
Class C	1,515,767	1,441,538
Class I	8,766,738	—
Cost of shares redeemed
Class A	(33,725,339)	(17,635,031)
Class B	(592,917)	(513,347)
Class C	(4,480,503)	(2,421,979)
Class I	(270,386)	—
Net asset value of shares exchanged
Class A	222,226	279,192
Class B	(222,226)	(279,192)

Net decrease in net assets from Fund share transactions	$(17,840,858)	$(6,118,941)

Net increase (decrease) in net assets	$(20,414,274)	$7,863,722

Net Assets

At beginning of year	$75,162,784	$67,299,062

At end of year	$54,748,510	$75,162,784

Accumulated undistributed net investment income included in net assets

At end of year	$373	$688

See Notes to Financial Statements.
9

Eaton Vance
Special Equities Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$15.940		$12.860		$9.520	$16.420	$13.440

Income (Loss) From Operations

Net investment loss(1)	$(0.106	)(2)	$(0.013	)(3)	$(0.091)	$(0.114)	$(0.126)
Net realized and unrealized gain (loss)	(0.584)		3.093		3.431	(6.786)	3.106

Total income (loss) from operations	$(0.690)		$3.080		$3.340	$(6.900)	$2.980

Net asset value — End of year	$15.250		$15.940		$12.860	$9.520	$16.420

Total Return(4)	(4.33)%		23.95%		35.08%	(42.02)%	22.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,087		$66,278		$58,962	$52,978	$54,931
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.40%		1.39%		1.57%	1.43%	1.39%
Net investment loss	(0.65	)%(2)	(0.09	)%(3)	(0.87)%	(0.80)%	(0.82)%
Portfolio Turnover of the Portfolio	84%		78%		77%	95%	72%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.023 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.80)%.
(3)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.24)%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Special Equities Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$15.330		$12.450		$9.280	$16.140	$13.310

Income (Loss) From Operations

Net investment loss(1)	$(0.215	)(2)	$(0.120	)(3)	$(0.164)	$(0.224)	$(0.239)
Net realized and unrealized gain (loss)	(0.565)		3.000		3.334	(6.636)	3.069

Total income (loss) from operations	$(0.780)		$2.880		$3.170	$(6.860)	$2.830

Net asset value — End of year	$14.550		$15.330		$12.450	$9.280	$16.140

Total Return(4)	(5.09)%		23.13%		34.16%	(42.50)%	21.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,474		$1,584		$1,407	$1,452	$2,362
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.15%		2.14%		2.32%	2.18%	2.14%
Net investment loss	(1.40	)%(2)	(0.90	)%(3)	(1.62)%	(1.59)%	(1.57)%
Portfolio Turnover of the Portfolio	84%		78%		77%	95%	72%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.53)%.
(3)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.05)%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Special Equities Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$15.320		$12.450		$9.290	$16.130	$13.310

Income (Loss) From Operations

Net investment loss(1)	$(0.219	)(2)	$(0.111	)(3)	$(0.165)	$(0.205)	$(0.238)
Net realized and unrealized gain (loss)	(0.551)		2.981		3.325	(6.635)	3.058

Total income (loss) from operations	$(0.770)		$2.870		$3.160	$(6.840)	$2.820

Net asset value — End of year	$14.550		$15.320		$12.450	$9.290	$16.130

Total Return(4)	(5.03)%		23.05%		34.02%	(42.41)%	21.19%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,146		$7,300		$6,930	$5,961	$3,739
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.15%		2.14%		2.32%	2.18%	2.14%
Net investment loss	(1.41	)%(2)	(0.84	)%(3)	(1.62)%	(1.52)%	(1.56)%
Portfolio Turnover of the Portfolio	84%		78%		77%	95%	72%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.55)%.
(3)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.99)%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Special Equities Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Period Ended
	December 31, 2011(1)

Net asset value — Beginning of period	$16.300

Income (Loss) From Operations

Net investment loss(2)	$(0.021)
Net realized and unrealized loss	(1.009)

Total loss from operations	$(1.030)

Net asset value — End of period	$15.270

Total Return(3)	(6.32	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,042
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.15	%(7)
Net investment loss	(0.32	)%(7)
Portfolio Turnover of the Portfolio	84	%(8)

(1)	For the period from the commencement of operations, July 29, 2011, to December 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	For the Portfolio’s year ended December 31, 2011.

See Notes to Financial Statements.
13

Eaton Vance
Special Equities Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sale charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.2% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,481,234 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $9,956,727 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $2,060,359 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by

14

Eaton Vance
Special Equities Fund

December 31, 2011

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2011, accumulated net realized loss was decreased by $380, accumulated net investment loss was decreased by $496,763 and paid-in capital was decreased by $497,143 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(21,541,593)
Net unrealized appreciation	$9,004,036

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $6,721 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,034 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $146,545 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended

15

Eaton Vance
Special Equities Fund

December 31, 2011

Notes to Financial Statements — continued

December 31, 2011, the Fund paid or accrued to EVD $12,923 and $44,437 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $300,000 and $2,169,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $4,307 and $14,812 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $6,400 and $100 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,437,238 and $25,625,775, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2011	2010

Sales	619,388	848,530
Redemptions	(2,160,776)	(1,298,562)
Exchange from Class B shares	14,038	20,493

Net decrease	(1,527,350)	(429,539)

	Year Ended December 31,
Class B	2011	2010

Sales	51,596	51,150
Redemptions	(39,056)	(39,537)
Exchange to Class A shares	(14,655)	(21,233)

Net decrease	(2,115)	(9,620)

16

Eaton Vance
Special Equities Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2011	2010

Sales	95,537	104,024
Redemptions	(286,892)	(184,277)

Net decrease	(191,355)	(80,253)

		Period Ended
Class I		December 31, 2011(1)

Sales		609,973
Redemptions		(17,726)

Net increase		592,247

(1)	For the period from the commencement of operations, July 29, 2011, to December 31, 2011.

17

Eaton Vance
Special Equities Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

18

Eaton Vance
Special Equities Fund

December 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Special Equities Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 95.5%

Security	Shares	Value

Aerospace & Defense — 1.9%

Aerovironment, Inc.(1)	36,160	$1,137,955

		$1,137,955

Building Products — 1.7%

Armstrong World Industries, Inc.(1)	23,250	$1,019,978

		$1,019,978

Capital Markets — 3.6%

Affiliated Managers Group, Inc.(1)	11,390	$1,092,871
Lazard, Ltd., Class A	38,520	1,005,757

		$2,098,628

Chemicals — 0.9%

FMC Corp.	6,300	$542,052

		$542,052

Commercial Banks — 2.8%

Cullen/Frost Bankers, Inc.	8,380	$443,386
First Republic Bank(1)	38,890	1,190,423

		$1,633,809

Communications Equipment — 2.3%

Harris Corp.	12,960	$467,078
Sycamore Networks, Inc.(1)	51,190	916,301

		$1,383,379

Construction & Engineering — 2.4%

Quanta Services, Inc.(1)	65,680	$1,414,747

		$1,414,747

Containers & Packaging — 1.7%

AptarGroup, Inc.	18,840	$982,883

		$982,883

Electrical Equipment — 2.2%

AMETEK, Inc.	30,150	$1,269,315

		$1,269,315

Electronic Equipment, Instruments & Components — 6.8%

Elster Group SE ADR(1)	58,050	$754,650
FLIR Systems, Inc.	39,660	994,276
National Instruments Corp.	40,940	1,062,393
Trimble Navigation, Ltd.(1)	27,060	1,174,404

		$3,985,723

Energy Equipment & Services — 5.9%

Dresser-Rand Group, Inc.(1)	23,260	$1,160,906
Rowan Cos., Inc.(1)	12,730	386,101
Superior Energy Services, Inc.(1)	35,700	1,015,308
Tidewater, Inc.	18,310	902,683

		$3,464,998

Food Products — 2.0%

Corn Products International, Inc.	21,900	$1,151,721

		$1,151,721

Gas Utilities — 2.3%

New Jersey Resources Corp.	28,040	$1,379,568

		$1,379,568

Health Care Providers & Services — 3.8%

Catalyst Health Solutions, Inc.(1)	16,974	$882,648
MEDNAX, Inc.(1)	18,580	1,337,946

		$2,220,594

Health Care Technology — 2.0%

Allscripts Healthcare Solutions, Inc.(1)	63,380	$1,200,417

		$1,200,417

Household Durables — 0.5%

Tempur-Pedic International, Inc.(1)	5,670	$297,845

		$297,845

Household Products — 2.7%

Church & Dwight Co., Inc.	35,188	$1,610,203

		$1,610,203

Insurance — 1.5%

HCC Insurance Holdings, Inc.	32,100	$882,750

		$882,750

See Notes to Financial Statements.
20

Special Equities Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 1.9%

VeriSign, Inc.	32,070	$1,145,540

		$1,145,540

IT Services — 3.4%

Teradata Corp.(1)	25,530	$1,238,461
VeriFone Systems, Inc.(1)	22,310	792,451

		$2,030,912

Life Sciences Tools & Services — 1.6%

Bruker Corp.(1)	74,740	$928,271

		$928,271

Machinery — 3.4%

Colfax Corp.(1)	19,460	$554,221
Pall Corp.	10,280	587,502
Timken Co. (The)	22,960	888,781

		$2,030,504

Marine — 2.2%

Kirby Corp.(1)	19,280	$1,269,395

		$1,269,395

Media — 1.7%

John Wiley & Sons, Inc., Class A	22,390	$994,116

		$994,116

Metals & Mining — 3.1%

IAMGOLD Corp.	65,930	$1,044,991
Molycorp, Inc.(1)	14,390	345,072
Walter Energy, Inc.	6,740	408,174

		$1,798,237

Multiline Retail — 3.8%

Big Lots, Inc.(1)	28,850	$1,089,376
Dollar Tree, Inc.(1)	13,690	1,137,776

		$2,227,152

Oil, Gas & Consumable Fuels — 5.1%

Cabot Oil & Gas Corp.	11,470	$870,573
Kodiak Oil & Gas Corp.(1)	114,190	1,084,805
Rosetta Resources, Inc.(1)	11,840	515,040
SM Energy Co.	7,360	538,016

		$3,008,434

Pharmaceuticals — 4.2%

Perrigo Co.	15,510	$1,509,123
Warner Chilcott PLC, Class A(1)	62,030	938,514

		$2,447,637

Professional Services — 3.9%

FTI Consulting, Inc.(1)	23,980	$1,017,232
Nielsen Holdings NV(1)	42,640	1,265,981

		$2,283,213

Real Estate Investment Trusts (REITs) — 2.4%

Essex Property Trust, Inc.	6,900	$969,519
Mid-America Apartment Communities, Inc.	7,100	444,105

		$1,413,624

Road & Rail — 1.6%

Kansas City Southern(1)	13,900	$945,339

		$945,339

Semiconductors & Semiconductor Equipment — 3.1%

Analog Devices, Inc.	17,800	$636,884
Cypress Semiconductor Corp.(1)	70,690	1,193,954

		$1,830,838

Software — 1.7%

Parametric Technology Corp.(1)	56,060	$1,023,656

		$1,023,656

Specialty Retail — 5.4%

Advance Auto Parts, Inc.	13,550	$943,487
GNC Holdings, Inc., Class A(1)	41,750	1,208,662
Signet Jewelers, Ltd.	22,810	1,002,728

		$3,154,877

Total Common Stocks
(identified cost $47,387,873)		$56,208,310

See Notes to Financial Statements.
21

Special Equities Portfolio

December 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 4.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(2)	$2,679	$2,679,226

Total Short-Term Investments
(identified cost $2,679,226)		$2,679,226

Total Investments — 100.1%
(identified cost $50,067,099)		$58,887,536

Other Assets, Less Liabilities — (0.1)%		$(38,193)

Net Assets — 100.0%		$58,849,343

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
22

Special Equities Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $47,387,873)	$56,208,310
Affiliated investment, at value (identified cost, $2,679,226)	2,679,226
Dividends receivable	43,811
Interest receivable from affiliated investment	124

Total assets	$58,931,471

Liabilities

Payable to affiliates:
Investment adviser fee	$30,958
Trustees’ fees	808
Accrued expenses	50,362

Total liabilities	$82,128

Net Assets applicable to investors’ interest in Portfolio	$58,849,343

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$50,028,906
Net unrealized appreciation	8,820,437

Total	$58,849,343

See Notes to Financial Statements.
23

Special Equities Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $4,394)	$524,813
Interest allocated from affiliated investment	3,703
Expenses allocated from affiliated investment	(414)

Total investment income	$528,102

Expenses

Investment adviser fee	$444,031
Trustees’ fees and expenses	3,246
Custodian fee	55,280
Legal and accounting services	44,706
Miscellaneous	2,689

Total expenses	$549,952

Deduct —
Reduction of custodian fee	$8

Total expense reductions	$8

Net expenses	$549,944

Net investment loss	$(21,842)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,527,717
Investment transactions allocated from affiliated investment	122
Foreign currency transactions	(379)

Net realized gain	$7,527,460

Change in unrealized appreciation (depreciation) —
Investments	$(10,253,640)
Foreign currency	(8)

Net change in unrealized appreciation (depreciation)	$(10,253,648)

Net realized and unrealized loss	$(2,726,188)

Net decrease in net assets from operations	$(2,748,030)

See Notes to Financial Statements.
24

Special Equities Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$(21,842)	$336,323
Net realized gain from investment and foreign currency transactions	7,527,460	7,383,912
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(10,253,648)	6,720,362

Net increase (decrease) in net assets from operations	$(2,748,030)	$14,440,597

Capital transactions —
Contributions	$13,773,235	$7,598,011
Withdrawals	(27,330,850)	(14,313,786)

Net decrease in net assets from capital transactions	$(13,557,615)	$(6,715,775)

Net increase (decrease) in net assets	$(16,305,645)	$7,724,822

Net Assets

At beginning of year	$75,154,988	$67,430,166

At end of year	$58,849,343	$75,154,988

See Notes to Financial Statements.
25

Special Equities Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011		2010		2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.78%		0.78%		0.79%	0.79%	0.79%
Net investment income (loss)	(0.03	)%(2)	0.52	%(3)	(0.11)%	(0.16)%	(0.22)%
Portfolio Turnover	84%		78%		77%	95%	72%

Total Return	(3.73)%		24.70%		36.12%	(41.63)%	22.90%

Net assets, end of year (000’s omitted)	$58,849		$75,155		$67,430	$60,590	$61,177

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes a special dividend equal to 0.13% of average daily net assets.
(3)	Includes a special dividend equal to 0.15% of average daily net assets.

See Notes to Financial Statements.
26

Special Equities Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Special Equities Fund held a 93.2% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

27

Special Equities Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $444,031.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $58,231,538 and $73,075,272, respectively, for the year ended December 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$50,145,476

Gross unrealized appreciation	$11,047,250
Gross unrealized depreciation	(2,305,190)

Net unrealized appreciation	$8,742,060

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual

28

Special Equities Portfolio

December 31, 2011

Notes to Financial Statements — continued

rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$56,208,310	*	$—	$—	$56,208,310
Short-Term Investments	—		2,679,226	—	2,679,226

Total Investments	$56,208,310		$2,679,226	$—	$58,887,536

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

29

Special Equities Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Special Equities Portfolio:

We have audited the accompanying statement of assets and liabilities of Special Equities Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Equities Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 20, 2012

30

Eaton Vance
Special Equities Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

31

Eaton Vance
Special Equities Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

32

Eaton Vance
Special Equities Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance
Special Equities Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Special Equities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172-2/12	SESRC

Eaton Vance Commodity Strategy Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Commodity Strategy Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	31
Federal Tax Information	32
Management and Organization	33
Important Notices	35

Eaton Vance
Commodity Strategy Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
2011 proved to be one of the most volatile years on record for the broad commodities market, as measured by the Dow Jones-UBS Commodity Index Total Return (the Index).2 Many segments of the market suffered particularly steep losses in the second half of the year. The Index returned -13.32% during the full 12-month period.
The year began on a fairly positive note amid investor expectations for continued robust demand for raw materials from emerging-market economies—widely considered a long-term secular trend. As the year progressed, however, the prospect of slowing economic growth in China increasingly weighed on the market. Mounting worries about the sustainability of the global and U.S. recoveries, as well as the ongoing debt crisis in Europe, put further pressure on prices of many commodities.
One of the few commodities that gained in value during the period was gold. Investors historically tend to invest in gold in times of uncertainty. However, other precious metals and industrial metals—copper and aluminum, for example—lost value. Despite bouts of volatility, West Texas Intermediate (WTI) Crude Oil prices, a benchmark used to track the movement of oil prices, appreciated in 2011, due partly to a first-quarter surge fueled by turmoil in North Africa and the Middle East. Natural gas prices fell sharply as a boom in shale extraction drove supplies up dramatically. The prices of many agricultural commodities—sugar and wheat, for example—also declined.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Commodity Strategy Fund’s Class A shares at net asset value (NAV) had a total return of -13.83%. By comparison, the Fund’s benchmark, the Dow Jones-UBS Commodity Index Total Return, returned -13.32%.
The key feature of the Fund is that it seeks to provide an efficient way to gain broad exposure to the commodity markets. Management achieves this exposure primarily via total return swaps on the Index or enhanced index strategies. During the period, these total returns swaps provided the majority of the Fund’s return and tracking error relative to the Index remained minimal. The broad commodity market rallied in early 2011 on expectations of improving global economic growth. However, commodities subsequently retreated due to U.S. recession fears, the debt crisis in Europe and the managed economic slowdown in China. The Index finished the year with its first annual loss since 2008.
The Fund seeks to improve on the return of the Index through the active management of the collateral backing the total return swaps. Three primary alpha-generating strategies are employed: active commodity investing, inflation-linked bond allocations and investments in emerging market debt. Active commodity investing generally involves overweighting or underweighting various commodity subsectors relative to the Index. This strategy did not add value in 2011, mainly due to weak results in September. Commodities sold off sharply in September, and the Fund was hurt by losses in base metal spreads and long positions in soybeans and natural gas. The Fund’s investments in emerging market debt also detracted from relative results in 2011 amid high volatility and thin liquidity toward the latter part of the year.
By contrast, the Fund’s inflation-linked bond allocations positively impacted performance versus the Index. Specifically, investments in Treasury Inflation-Protected Securities (TIPS) were helpful as real interest rates declined during the year and the Consumer Price Index (CPI) increased.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Commodity Strategy Fund
December 31, 2011
Portfolio Manager John B. Brynjolfsson, CFA, Armored Wolf, LLC
Performance2,3

% Average Annual Total Returns	Inception Date	One Year	Since Inception

Class A at NAV	4/8/2010	–13.83%	1.63%
Class A at 4.75% Maximum Sales Charge	—	–17.96	–1.19
Class C at NAV	4/8/2010	–14.46	0.81
Class C at 1% Maximum Sales Charge	—	–15.29	0.81
Class I at NAV	4/8/2010	–13.65	1.78

Dow Jones-UBS Commodity Index Total Return	4/8/2010	–13.32%	2.47%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	1.72%	2.47%	1.47%

Net	1.50	2.25	1.25

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	4/8/10	$257,104	$244,861

Class C	4/8/10	$253,536	N.A.

Growth of $10,000

Class A	4/8/10	$10,284	$9,794

Class C	4/8/10	$10,141	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Commodity Strategy Fund
December 31, 2011
Fund Profile

Asset Allocation (% of net assets; excluding derivatives and options)

Additional Fund Commodity Exposure (% of net assets)5

Soybeans	1.30%
Gold	0.67
Wheat	0.60
Platinum	0.42
Gasoline	0.30
Cotton	0.23
Nickel	0.08
Silver	0.07
Sugar	0.06
Zinc	0.01
Aluminum	(0.01)
Soybean Oil	(0.01)
Heating Oil	(0.01)
Live Cattle	(0.03)
Coffee	(0.05)
Lean Hogs	(0.05)
Natural Gas	(0.17)
Copper	(0.53)
Corn	(1.39)
Crude Oil	(1.88)
Commodity Exposure of Dow Jones-UBS Commodity Index5

Energy	33.90%
Crude Oil	17.28
Natural Gas	8.18
Heating Oil	4.40
Unleaded Gas	4.04

Agriculture	28.79
Corn	7.98
Soybeans	7.33
Wheat	4.06
Soybean Oil	2.86
Sugar	2.73
Coffee	2.44
Cotton	1.39

Precious Metals	16.07
Gold	12.71
Silver	3.36

Industrial Metals	14.92
Copper	6.37
Aluminum	4.44
Zinc	2.28
Nickel	1.83

Livestock	6.32
Live Cattle	4.07
Lean Hogs	2.25
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Commodity Strategy Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on physical commodities traded on U.S. exchanges. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Commodity Exposure reflects the composition of the Dow Jones- UBS Commodity Index at 12/31/11 to which the Fund’s exposure was approximately 100% of its net assets through total return swaps (derived based on notional amounts plus or minus unrealized appreciation (depreciation)). Additional Fund Commodity Exposure reflects the Fund’s exposure to commodities and commodity indices through total return swaps (other than the Dow Jones- UBS Commodity Index), commodity futures contracts, forward commodity contracts and commodity options contracts.

Fund profile subject to change due to active management.

5

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$881.70	$7.11	**	1.50%
Class C	$1,000.00	$878.60	$10.65	**	2.25%
Class I	$1,000.00	$882.70	$5.93	**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**	1.50%
Class C	$1,000.00	$1,013.90	$11.42	**	2.25%
Class I	$1,000.00	$1,018.90	$6.36	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Portfolio of Investments

Corporate Bonds — 4.3%

		Principal
		Amount
Security		(000’s omitted)	Value

Blue Fin, Ltd., 8.576%, 5/28/13(1)(2)(3)		$3,750	$3,856,875
East Lane Re IV, Ltd., 5.826%, 3/14/14(1)(2)(3)		1,400	1,426,740
Foundation Re III, Ltd., 5.076%, 2/25/15(1)(2)(3)		2,375	2,362,175
Golden State Re, Ltd., 3.826%, 1/8/15(1)(2)(3)		3,000	3,002,100
Residential Re 2011, Ltd., 8.826%, 12/6/16(1)(2)(3)		750	750,375

Total Corporate Bonds
(identified cost $11,275,000)			$11,398,265

Foreign Corporate Bonds — 8.0%

		Principal
		Amount*
Security		(000’s omitted)	Value

Brazil — 2.7%

Ceagro Agricola, Ltd., 10.75%, 5/16/16(1)		850	$791,562
Ceagro Agricola, Ltd., 10.75%, 5/16/16(4)		1,300	1,210,625
Morgan Stanley Brazilian Inflation Linked Note, 5.40%, 5/15/15(1)(5)	BRL	2,201	1,141,703
Virgolino de Oliveira Finance, Ltd., 10.50%, 1/28/18(4)		145	141,738
WPE International Cooperatief UA, 10.375%, 9/30/20(1)		2,100	1,890,000
WPE International Cooperatief UA, 10.375%, 9/30/20(4)		2,400	2,160,000

Total Brazil			$7,335,628

China — 0.5%

China Liansu Group Holdings, Ltd., 7.875%, 5/13/16(1)		1,000	$840,000
Country Garden Holdings Co., 11.125%, 2/23/18(4)		600	525,000

Total China			$1,365,000

Colombia — 0.9%

Empresas Publicas de Medellin, 8.375%, 2/1/21(4)	COP	4,276,000	$2,320,091

Total Colombia			$2,320,091

India — 0.8%

Vedanta Resources PLC, 8.25%, 6/7/21(1)		1,850	$1,452,250
Vedanta Resources PLC, 8.25%, 6/7/21(4)		750	588,750

Total India			$2,041,000

Saudi Arabia — 0.9%

Dar Al-Arkan International Sukuk Co., 10.75%, 2/18/15(4)		2,584	$2,416,040

Total Saudi Arabia			$2,416,040

Ukraine — 1.0%

DTEK Finance B.V., 9.50%, 4/28/15(4)		600	$550,500
Mriya Agro Holding PLC, 10.95%, 3/30/16(4)		2,500	2,206,250

Total Ukraine			$2,756,750

Venezuela — 1.2%

Petroleos de Venezuela SA, 8.50%, 11/2/17(4)		4,100	$3,101,650

Total Venezuela			$3,101,650

Total Foreign Corporate Bonds
(identified cost $23,722,149)			$21,336,159

U.S. Treasury Obligations — 21.3%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/16(6)		$16,414	$17,126,574
0.50%, 4/15/15(6)		14,628	15,317,299
1.25%, 4/15/14(6)		10,058	10,547,834
2.125%, 2/15/40(6)		838	1,124,969
2.125%, 2/15/41(6)		9,306	12,574,007

Total U.S. Treasury Obligations
(identified cost $52,895,935)			$56,690,683

Currency Options Purchased — 0.2%

	Principal
	Amount of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

Euro Put Option, European Style	EUR9,640	EUR	1.304	4/12/12	$433,499

Total Currency Options Purchased
(identified cost $230,762)					$433,499

See Notes to Consolidated Financial Statements.
7

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Portfolio of Investments — continued

Call Options Purchased — 0.0%(7)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Brent Crude Oil Future 2/2012	162	$135.00	1/10/12	$1,620
Dow Jones-UBS Commodity Index 3 Month Forward, European Style(8)	40,000,000	344.29	3/8/12	2,000
Natural Gas Future 5/2012	120	3.75	4/25/12	104,400

Total Call Options Purchased
(identified cost $389,708)				$108,020

Put Options Purchased — 0.0%(7)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Gold Future 2/2012	30	$1,550.00	1/26/12	$81,000
Light Sweet Crude Oil Future 2/2012, CSO, European Style	50	0.50	1/19/12	1,000

Total Put Options Purchased
(identified cost $59,304)				$82,000

Short-Term Investments — 64.5%

U.S. Treasury Obligations — 56.3%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 3/8/12(9)	$60,000	$59,998,380
U.S. Treasury Bill, 0.00%, 3/22/12(9)	90,000	89,997,030

Total U.S. Treasury Obligations
(identified cost $150,000,000)		$149,995,410

Other — 8.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(10)	$21,788	$21,787,746

Total Other
(identified cost $21,787,746)		$21,787,746

Total Short-Term Investments
(identified cost $171,787,746)		$171,783,156

Total Investments — 98.3%
(identified cost $260,360,604)		$261,831,782

Call Options Written — 0.0%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Dow Jones-UBS Commodity Index, European Style(8)	40,000,000	$160.55	3/8/12	$0

Total Call Options Written
(premiums received $135,000)				$0

Put Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Brent Crude Oil Future 2/2012	66	$85.00	1/10/12	$(660)
Light Sweet Crude Oil Future 2/2012, CSO, European Style	50	2.00	1/19/12	(500)
Natural Gas Future 5/2012	240	2.75	4/25/12	(266,400)

Total Put Options Written
(premiums received $303,136)				$(267,560)

Other Assets, Less Liabilities — 1.8%				$4,819,650

Net Assets — 100.0%				$266,383,872

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL	- Brazilian Real
COP	- Colombian Peso
EUR	- Euro
CSO	- Calendar Spread Option. Represents option on the price differential between two contract months rather than on the underlying asset itself.

*	In U.S. dollars unless otherwise indicated.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2011, the aggregate value of these securities is $17,513,780 or 6.6% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2011.

(3)	Event-linked bond, also known as a catastrophe bond, whose payment of principal is contingent on the non-occurrence of a defined trigger event which may include hurricanes, earthquakes or other weather-related phenomena.

(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See Notes to Consolidated Financial Statements.
8

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Portfolio of Investments — continued

(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)	Amount is less than 0.05%.

(8)	Paired trade that settles as one transaction upon expiration. Valued as a spread.

(9)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures and/or swap contracts.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Consolidated Financial Statements.
9

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $238,572,858)	$240,044,036
Affiliated investment, at value (identified cost, $21,787,746)	21,787,746
Foreign currency, at value (identified cost, $41)	41
Interest receivable	803,875
Interest receivable from affiliated investment	3,358
Receivable for Fund shares sold	6,925,778
Receivable for variation margin on open futures contracts	86,051
Receivable for open forward commodity contracts	4,550
Receivable for open forward foreign currency exchange contracts	223,734
Receivable for open swap contracts	8,544,920
Receivable for closed swap contracts	802,413
Premium paid on open swap contracts	1,629,381
Receivable from affiliates	43,475

Total assets	$280,899,358

Liabilities

Written options outstanding, at value (premiums received, $438,136)	$267,560
Payable for open forward foreign currency exchange contracts	115,125
Payable for open swap contracts	5,093,563
Payable for closed swap contracts	548,532
Premium received on open swap contracts	1,267,620
Payable for Fund shares redeemed	6,678,412
Payable to affiliates:
Investment adviser and administration fee	252,361
Distribution and service fees	36,872
Trustees’ fees	4,019
Accrued expenses	251,422

Total liabilities	$14,515,486

Net Assets	$266,383,872

Sources of Net Assets

Paid-in capital	$262,482,676
Accumulated net realized loss	(723,236)
Accumulated net investment loss	(695,094)
Net unrealized appreciation	5,319,526

Total	$266,383,872

Class A Shares

Net Assets	$59,349,489
Shares Outstanding	6,396,939
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.28
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.74

Class C Shares

Net Assets	$26,740,124
Shares Outstanding	2,922,868
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.15

Class I Shares

Net Assets	$180,294,259
Shares Outstanding	19,391,814
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements.
10

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest (net of foreign taxes, $4,330)	$4,843,433
Dividends	150,985
Interest allocated from affiliated investment	98,358
Expenses allocated from affiliated investment	(11,400)

Total investment income	$5,081,376

Expenses

Investment adviser and administration fee	$4,402,199
Distribution and service fees
Class A	227,382
Class C	264,395
Trustees’ fees and expenses	15,702
Custodian fee	337,569
Transfer and dividend disbursing agent fees	281,052
Legal and accounting services	84,769
Printing and postage	68,044
Registration fees	88,534
Miscellaneous	26,483

Total expenses	$5,796,129

Deduct —
Reduction of custodian fee	$27
Allocation of expenses to affiliates	64,811

Total expense reductions	$64,838

Net expenses	$5,731,291

Net investment loss	$(649,915)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,180,676
Investment transactions allocated from affiliated investment	3,496
Written options	737,414
Futures contracts	4,003,254
Swap contracts	(84,896,036)
Forward commodity contracts	113,602
Foreign currency and forward foreign currency exchange contract transactions	(1,477,004)

Net realized loss	$(74,334,598)

Change in unrealized appreciation (depreciation) —
Investments	$1,614,929
Written options	170,576
Futures contracts	511,691
Swap contracts	(10,006,323)
Forward commodity contracts	4,550
Foreign currency and forward foreign currency exchange contracts	97,982

Net change in unrealized appreciation (depreciation)	$(7,606,595)

Net realized and unrealized loss	$(81,941,193)

Net decrease in net assets from operations	$(82,591,108)

See Notes to Consolidated Financial Statements.
11

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010(1)

From operations —
Net investment loss	$(649,915)	$(452,414)
Net realized gain (loss) from investment transactions, written options, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(74,334,598)	20,563,000
Net change in unrealized appreciation (depreciation) from investments, written options, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(7,606,595)	12,926,121

Net increase (decrease) in net assets from operations	$(82,591,108)	$33,036,707

Distributions to shareholders —
From net investment income
Class A	$(53,912)	$(3,002,276)
Class C	(13,449)	(774,484)
Class I	(172,174)	(12,224,329)
From net realized gain
Class A	(2,011,474)	(45,707)
Class C	(890,498)	(11,924)
Class I	(5,945,930)	(184,790)

Total distributions to shareholders	$(9,087,437)	$(16,243,510)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$102,445,387	$44,569,612
Class C	24,678,022	11,497,855
Class I	371,811,738	178,692,587
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,625,308	2,498,671
Class C	760,352	645,184
Class I	5,711,975	12,165,452
Cost of shares redeemed
Class A	(73,288,208)	(2,840,868)
Class C	(5,052,171)	(73,008)
Class I	(311,417,924)	(23,160,744)

Net increase in net assets from Fund share transactions	$117,274,479	$223,994,741

Net increase in net assets	$25,595,934	$240,787,938

Net Assets

At beginning of period	$240,787,938	$—

At end of period	$266,383,872	$240,787,938

Accumulated undistributed net investment income (loss) included in net assets

At end of period	$(695,094)	$244,018

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

See Notes to Consolidated Financial Statements.
12

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Financial Highlights

	Class A

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$11.140	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.029)	$(0.073)
Net realized and unrealized gain (loss)	(1.511)	2.000

Total income (loss) from operations	$(1.540)	$1.927

Less Distributions

From net investment income	$(0.007)	$(0.775)
From net realized gain	(0.313)	(0.012)

Total distributions	$(0.320)	$(0.787)

Net asset value — End of period	$9.280	$11.140

Total Return(3)	(13.83)%	19.35	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59,349	$46,596
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50%	1.50	%(7)
Net investment loss	(0.27)%	(0.91	)%(7)
Portfolio Turnover	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.02% and 0.22% of average daily net assets for the year ended December 31, 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).
(7)	Annualized.

See Notes to Consolidated Financial Statements.
13

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Financial Highlights — continued

	Class C

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$11.070	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.108)	$(0.136)
Net realized and unrealized gain (loss)	(1.492)	1.984

Total income (loss) from operations	$(1.600)	$1.848

Less Distributions

From net investment income	$(0.007)	$(0.766)
From net realized gain	(0.313)	(0.012)

Total distributions	$(0.320)	$(0.778)

Net asset value — End of period	$9.150	$11.070

Total Return(3)	(14.46)%	18.56	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,740	$12,258
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.25%	2.25	%(7)
Net investment loss	(1.01)%	(1.69	)%(7)
Portfolio Turnover	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.02% and 0.22% of average daily net assets for the year ended December 31, 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).
(7)	Annualized.

See Notes to Consolidated Financial Statements.
14

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Consolidated Financial Highlights — continued

	Class I

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$11.140	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.005)	$(0.053)
Net realized and unrealized gain (loss)	(1.515)	1.986

Total income (loss) from operations	$(1.520)	$1.933

Less Distributions

From net investment income	$(0.007)	$(0.781)
From net realized gain	(0.313)	(0.012)

Total distributions	$(0.320)	$(0.793)

Net asset value — End of period	$9.300	$11.140

Total Return(3)	(13.65)%	19.40	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$180,294	$181,934
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25%	1.25	%(7)
Net investment loss	(0.05)%	(0.68	)%(7)
Portfolio Turnover	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.02% and 0.22% of average daily net assets for the year ended December 31, 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).
(7)	Annualized.

See Notes to Consolidated Financial Statements.
15

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2011 were $61,490,283 or 23.1% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices, futures contracts, and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate and inflation swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with

16

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund had net capital losses of $161,335 attributable to security transactions and net losses of $565,908 attributable to foreign currency and passive foreign investment companies incurred after October 31, 2011. These losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on April 8, 2010 to December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the

17

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

P Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of

18

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with the unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 9 and 13. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended December 31, 2011 and the period ended December 31, 2010 was as follows:

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010

Distributions declared from:
Ordinary income	$4,555,998	$16,243,510
Long-term capital gains	$4,531,439	$—

During the year ended December 31, 2011, accumulated net realized loss was decreased by $82,722,902, accumulated net investment loss was increased by $49,662 and paid-in capital was decreased by $82,673,240 due to differences between book and tax accounting, primarily for net operating losses, swap contracts, premium amortization, investment in the Subsidiary and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$172,619
Post October losses	$(727,243)
Net unrealized appreciation	$4,455,820

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, investments in passive foreign investment companies, foreign currency transactions and premium amortization.

19

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the year ended December 31, 2011, the investment adviser and administration fee amounted to $4,402,199 or 1.05% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM pays Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Armored Wolf have agreed to reimburse the Fund’s operating expenses, including expenses of the Subsidiary, to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the Fund’s consolidated average daily net assets with respect to Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2012. Pursuant to this agreement, EVM and Armored Wolf were allocated $64,811 in total of the Fund’s operating expenses for the year ended December 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $5,697 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $120,311 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or Armored Wolf’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $227,382 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2011, the Fund paid or accrued to EVD $198,296 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $66,099 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $23,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$65,525,806	$38,822,165
U.S. Government and Agency Securities	125,870,896	114,923,910

	$191,396,702	$153,746,075

20

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	December 31, 2011	December 31, 2010(1)

Sales	9,216,822	4,230,304
Issued to shareholders electing to receive payments of distributions in Fund shares	174,460	226,534
Redemptions	(7,176,245)	(274,936)

Net increase	2,215,037	4,181,902

	Year Ended	Period Ended
Class C	December 31, 2011	December 31, 2010(1)

Sales	2,215,495	1,054,973
Issued to shareholders electing to receive payments of distributions in Fund shares	82,867	58,867
Redemptions	(482,670)	(6,664)

Net increase	1,815,692	1,107,176

	Year Ended	Period Ended
Class I	December 31, 2011	December 31, 2010(1)

Sales	33,763,834	17,381,749
Issued to shareholders electing to receive payments of distributions in Fund shares	611,683	1,102,943
Redemptions	(31,313,680)	(2,154,715)

Net increase	3,061,837	16,329,977

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$260,777,733

Gross unrealized appreciation	$3,906,990
Gross unrealized depreciation	(2,852,941)

Net unrealized appreciation	$1,054,049

9 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2011 is included in the Consolidated Portfolio of Investments.

21

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at December 31, 2011 is as follows:

Forward Commodity Contracts(1)
Sales
				Net Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Appreciation

3/19/12	Copper 175 Metric Tons	United States Dollar 1,334,725	Citibank NA	$4,550

				$4,550

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Appreciation

3/20/12	Euro 4,000,000	United States Dollar 5,213,840	Citibank NA	$33,358
3/20/12	Euro 1,300,000	United States Dollar 1,693,452	Citibank NA	9,795
3/21/12	Euro 19,000,000	United States Dollar 24,788,160	Goldman Sachs International	180,581

				$223,734

Purchases
				Net Unrealized
Settlement Date	In Exchange For	Deliver	Counterparty	Depreciation

3/20/12	Euro 2,000,000	United States Dollar 2,618,320	Goldman Sachs International	$(28,079)
3/21/12	Russian Ruble 28,000,000	United States Dollar 914,435	Goldman Sachs International	(53,689)
3/21/12	South Korean Won 744,000,000	United States Dollar 670,875	Goldman Sachs International	(33,357)

				$(115,125)

22

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Futures Contracts
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

2/12	13 Brent Crude Oil	Short	$(1,414,660)	$(1,395,940)	$18,720
12/12	11 Cotton	Long	515,710	483,120	(32,590)
2/12	8 Gold	Long	1,245,730	1,253,440	7,710
2/12	32 Light Sweet Crude Oil	Short	(3,174,100)	(3,162,560)	11,540
12/12	8 LME Copper	Long	1,916,850	1,524,000	(392,850)
12/13	8 LME Copper	Short	(1,859,800)	(1,514,000)	345,800
3/12	71 Natural Gas	Long	2,455,300	2,141,360	(313,940)
5/12	75 Natural Gas	Short	(2,475,000)	(2,348,250)	126,750
4/12	16 Platinum	Long	1,148,490	1,123,920	(24,570)
4/12	26 CBOE Volatility Index	Short	(824,730)	(738,400)	86,330
5/12	26 CBOE Volatility Index	Long	818,720	746,200	(72,520)
7/12	13 CBOE Volatility Index	Short	(408,890)	(386,750)	22,140
8/12	13 CBOE Volatility Index	Long	408,700	386,750	(21,950)
3/12	45 Euro	Short	(7,327,619)	(7,294,500)	33,119
3/12	4 Japanese Yen	Short	(642,725)	(650,500)	(7,775)
3/12	234 U.S. 10-Year Treasury Note	Long	30,345,281	30,683,250	337,969

					$123,883

23

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Inflation Swaps
	Notional
	Amount	Fund	Fund	Termination	Net Unrealized
Counterparty	(000’s omitted)	Receives	Pays	Date	Depreciation

Citibank NA	USD 1,100	0.94%	Return on CPI-U (NSA)	7/6/12	$(29,095)
Citibank NA	USD 1,200	0.99	Return on CPI-U (NSA)	8/4/12	(31,510)
Citibank NA	USD 2,100	1.10	Return on CPI-U (NSA)	10/4/12	(58,206)
Citibank NA	USD 2,000	1.24	Return on CPI-U (NSA)	11/1/12	(49,756)
Citibank NA	USD 3,000	1.30	Return on CPI-U (NSA)	12/6/12	(73,857)
Citibank NA	EUR 2,000	1.64	Return on EUR-EXT-CPI	11/2/15	(78,271)
Citibank NA	EUR 2,000	1.69	Return on EUR-EXT-CPI	12/6/15	(71,194)
Credit Suisse International	EUR 6,000	2.00	Return on EUR-EXT-CPI	2/10/16	(78,478)

					$(470,367)

EUR - Euro
USD - United States Dollar
CPI-U (NSA) - Non-revised Consumer Price Index All Urban Non-Seasonally Adjusted
EUR-EXT-CPI - EUR-Non-revised Consumer Price Index excluding Tobacco

Interest Rate Swaps
	Notional	Fund				Net Unrealized
	Amount	Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Citibank NA	AUD 14,500	Receives	3-Month AUD-BBR-BBSW	3.67%	11/22/13	$22,765
Credit Suisse International	MXN 69,000	Pays	1-Month MXN-TIIE-Banxico	4.65	11/1/13	(46,592)
Credit Suisse International	MXN 75,000	Pays	1-Month MXN-TIIE-Banxico	4.70	11/12/13	(47,303)
Credit Suisse International	USD 14,000	Receives	3-Month USD-LIBOR-BBA	3.89	6/27/41	(3,774,732)
Credit Suisse International	ZAR 26,000	Pays	3-Month ZAR-JIBAR-SAFEX	6.45	11/9/16	(36,593)

						$(3,882,455)

AUD - Australian Dollar
MXN - Mexican Peso
USD - United States Dollar
ZAR - South African Rand

Credit Default Swaps — Sell Protection
						Current
		Notional	Contract			Market		Upfront
		Amount*	Annual		Termination	Annual	Market	Payments	Net Unrealized
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Fixed Rate***	Value	Received	Depreciation

Russia	Citibank NA	$1,000	1.00	%(1)	3/20/16	2.61%	$(63,258)	$15,385	$(47,873)
Russia	Citibank NA	2,500	1.00	(1)	6/20/16	2.66	(171,474)	26,909	(144,565)
Russia	Citibank NA	3,500	1.00	(1)	9/20/16	2.70	(258,400)	63,401	(194,999)

							$(493,132)	$105,695	$(387,437)

24

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

France	Citibank NA	USD 4,000	0.25	%(1)	9/20/16	$320,443	$(175,824)	$144,619
France	Credit Suisse International	USD 5,000	0.25	(1)	6/20/16	372,628	(106,448)	266,180
Germany	Citibank NA	USD 6,000	0.25	(1)	9/20/16	187,996	(105,535)	82,461
Germany	Credit Suisse International	USD 7,000	0.25	(1)	6/20/16	196,242	(56,344)	139,898
Spain	Citibank NA	USD 1,750	1.00	(1)	9/20/16	195,366	(132,542)	62,824
Venezuela	Citibank NA	USD 1,000	5.00	(1)	6/20/16	138,742	(182,851)	(44,109)
Venezuela	Merrill Lynch International	USD 1,500	5.00	(1)	6/20/13	28,387	(96,906)	(68,519)
Markit CDX Emerging Markets Index	Citibank NA	USD 5,000	5.00	(1)	6/20/16	(427,858)	610,479	182,621
Markit CDX Emerging Markets Index	Credit Suisse International	USD 2,750	5.00	(1)	6/20/16	(235,323)	322,544	87,221
Markit CDX Emerging Markets Index	Credit Suisse International	USD 5,000	5.00	(1)	12/20/16	(435,829)	228,902	(206,927)
Markit iTraxx Europe Subordinated Financial Index	Credit Suisse International	EUR 2,000	1.00	(1)	6/20/16	392,545	(355,403)	37,142
Markit iTraxx SovX CEEMEA Index	Citibank NA	USD 5,000	1.00	(1)	6/20/16	476,868	(307,737)	169,131
Markit iTraxx SovX CEEMEA Index	Credit Suisse International	USD 2,000	1.00	(1)	6/20/16	190,747	(109,791)	80,956

						$1,400,954	$(467,456)	$933,498

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2011, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $7,000,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro
USD - United States Dollar

25

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Total Return Swaps on Commodity Indices
					Net Unrealized
	Notional	Expiration			Appreciation
Counterparty	Amount	Date	Fund Pays	Fund Receives	(Depreciation)

Barclays Bank PLC	$102,400,000	1/17/12	0.18%	Excess Return on Dow Jones-UBS Commodity Index	$3,103,203
Barclays Bank PLC	4,500,000	1/17/12	0.50	Excess Return on Barclays Capital ComBATS Timing Arbitrage Index	516
Citibank NA	3,384,030	1/31/12	0.25	Excess Return on Dow Jones-UBS Soybeans Index	—
Citibank NA	3,384,030	1/31/12	Excess Return on Dow Jones-UBS Corn Index	0.00%	—
Citibank NA	1,692,015	1/31/12	0.25	Excess Return on S&P GSCI Kansas Wheat Index	—
Citibank NA	12,723,955	1/31/12	0.29	Excess Return on Citi Custom CIVICS Long-Short Commodity Index	—
Citibank NA	3,250,000	1/17/12	0.48	Excess Return on Citi Commodities Curve Beta Enhanced Super Alpha Dow Jones-UBS Commodity Index	(10,984)
Citibank NA	43,300,000	1/17/12	0.48	Excess Return on Citi Commodities Curve Beta Enhanced Dow Jones-UBS Commodity Index	1,236,055
Citibank NA	11,200,000	1/17/12	0.18	Excess Return on Dow Jones-UBS Commodity Index	362,018
Credit Suisse International	103,400,000	1/25/12	0.18	Excess Return on Dow Jones-UBS Commodity Index	2,567,310
Merrill Lynch International	64,000,000	1/31/12	0.53	Excess Return on MLCX-Armored Wolf Long-Short Index	—

					$7,258,118

Written options activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	40,001,578	4,338,328
Options terminated in closing purchase transactions	(822)	(3,728,162)
Options exercised	(20)	(84,895)
Options expired	(380)	(87,135)

Outstanding, end of year	40,000,356	$438,136

At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and use of derivatives, the Fund is subject to the following risks:

Commodity Risk: Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including forward commodity contracts, commodity futures contracts and options thereon and total return swaps and options based on a commodity index that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

Credit Risk: The Fund enters into credit default swap contracts to manage its credit risk, to gain exposure to credit risk or to enhance return.

Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap and inflation swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to enhance return or to hedge against fluctuations in currency exchange rates.

Equity Price Risk: The Fund enters into equity index futures contracts to enhance return or hedge volatility as an overall asset/risk instrument.

26

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $5,208,688. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $36,099,529.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At December 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk was $10,012,116, with the highest amount from any one counterparty being $3,864,344. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At December 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $4,722,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2011 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Unaffiliated investments, at value	$—	$—	$433,499	$—	$190,020
Net unrealized appreciation*	—	108,470	33,119	337,969	510,520
Receivable for open forward commodity contracts	—	—	—	—	4,550
Receivable for open forward foreign currency exchange contracts	—	—	223,734	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	2,499,964	—	—	22,765	7,269,102

Total Asset Derivatives	$2,499,964	$108,470	$690,352	$360,734	$7,974,192

Net unrealized appreciation*	$—	$(94,470)	$(7,775)	$—	$(763,950)
Payable for open forward foreign currency exchange contracts	—	—	(115,125)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,592,142)	—	—	(4,375,587)	(10,984)
Written options outstanding, at value	—	—	—	—	(267,560)

Total Liability Derivatives	$(1,592,142)	$(94,470)	$(122,900)	$(4,375,587)	$(1,042,494)

*  Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

27

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended December 31, 2011 was as follows:

			Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Equity Price	Exchange	Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$—	$(1,390,581)	$7,244,791	$(1,563,169)
Written options	—	—	—	—	737,414
Futures contracts	—	(348,071)	(554,285)	3,725,003	1,180,607
Swap contracts	1,232,325	—	—	(12,471,473)	(73,656,888)
Forward commodity contracts	—	—	—	—	113,602
Foreign currency and forward foreign currency exchange contract transactions	—	—	(1,366,782)	—	—

Total	$1,232,325	$(348,071)	$(3,311,648)	$(1,501,679)	$(73,188,434)

Change in unrealized appreciation (depreciation) — Investments	$—	$—	$202,737	$—	$(287,704)
Written options	—	—	—	—	170,576
Futures contracts	—	14,000	29,806	817,704	(349,819)
Swap contracts	447,634	—	—	(5,594,825)	(4,859,132)
Forward commodity contracts	—	—	—	—	4,550
Foreign currency and forward foreign currency exchange contracts	—	—	108,609	—	—

Total	$447,634	$14,000	$341,152	$(4,777,121)	$(5,321,529)

The average notional amounts of futures contracts, swap contracts, forward commodity contracts and forward foreign currency exchange contracts outstanding during the year ended December 31, 2011, which are indicative of the volume of these derivative types, were approximately $126,157,000, $589,667,000, $15,881,000 and $48,675,000, respectively.

The average principal amount of purchased currency options contracts, and average number of purchased index options contracts, purchased U.S. Treasury options contracts and purchased commodity options contracts outstanding during the year ended December 31, 2011, which are indicative of the volume of these derivative types, was approximately $31,076,000, 20,769,000 contracts, 731 contracts and 381 contracts, respectively.

28

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

10 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

11 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12 Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

13 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$11,398,265	$—	$11,398,265
Foreign Corporate Bonds	—	21,336,159	—	21,336,159
U.S. Treasury Obligations	—	56,690,683	—	56,690,683
Currency Options Purchased	—	433,499	—	433,499
Call Options Purchased	106,020	2,000	—	108,020
Put Options Purchased	81,000	1,000	—	82,000
Short-Term Investments —
U.S. Treasury Obligations	—	149,995,410	—	149,995,410
Other	—	21,787,746	—	21,787,746

Total Investments	$187,020	$261,644,762	$—	$261,831,782

Forward Commodity Contracts	$—	$4,550	$—	$4,550
Forward Foreign Currency Exchange Contracts	—	223,734	—	223,734
Futures Contracts	990,078	—	—	990,078
Swap Contracts	—	9,791,831	—	9,791,831

Total	$1,177,098	$271,664,877	$—	$272,841,975

Liability Description

Call Options Written	$—	$0	$—	$0
Put Options Written	(267,060)	(500)	—	(267,560)
Forward Foreign Currency Exchange Contracts	—	(115,125)	—	(115,125)
Futures Contracts	(866,195)	—	—	(866,195)
Swap Contracts	—	(5,978,713)	—	(5,978,713)

Total	$(1,133,255)	$(6,094,338)	$—	$(7,227,593)

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from the start of business, April 8, 2010, to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from the start of business, April 8, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2012

31

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends. The Fund designates $4,531,439 as a capital gain dividend.

32

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

33

Eaton Vance
Commodity Strategy Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Commodity Strategy Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Armored Wolf, LLC
65 Enterprise
Aliso Viejo, CA 92656
(949) 330-6135

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672-2/12	CSSRC

Eaton Vance Parametric Option Absolute Return Strategy Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Parametric Option Absolute Return Strategy Fund1

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	24
Federal Tax Information	25
Management and Organization	26
Important Notices	28

Eaton Vance
Parametric Option Absolute Return Strategy Fund1
December 31, 2011
Management’s Discussion of Fund Performance2

Economic and Market Conditions
U.S. government securities, municipal bonds and high-quality bonds generated positive gains for the 12 months ending December 31, 2011, helped by second-half results that stemmed primarily from accommodative monetary policies and a global flight to quality assets.
Although the interest-rate environment remained favorable throughout 2011, as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25% and pledged to do so for the foreseeable future, U.S. government securities languished during much of the first half of the year. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to avoid U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the year, however, eurozone problems dominated investors’ attention and the investment climate became more favorable for U.S. government securities and high-quality bonds. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August 2011, the Fed stated its plan to keep policy rates at or near zero for the foreseeable future. This reduced interest-rate risk significantly for intermediate and long-term Treasuries and helped elevate prices. At its next meeting in September 2011, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Late in the year, investors continued to flock to U.S. government bonds amid deepening financial stress in Europe, slowing worldwide economic activity and increasing global volatility in the equity markets.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Parametric Option Absolute Return Strategy Fund Class A shares at net asset value (NAV) had a total return of 3.87%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index),3 returned 0.10% during the period. The S&P 500 Index gained 2.11% for the year.
The Fund’s investment objective is total return, which it seeks to achieve primarily by writing (selling) a series of call and put option spread combinations on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade fixed-income securities. The Fund’s option strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. Option prices have historically increased or decreased when volatility in the market has increased or decreased. Thus, the returns generated by the Fund’s option strategy are intended to be uncorrelated with those of the S&P 500 Index.
The option overlay strategy portion of the Fund performed as expected during 2011. The process of selling option spreads that limit potential loss to a predetermined amount (as detailed in the prospectus) proved to be beneficial during periods of market stress.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Parametric Option Absolute Return Strategy Fund1
December 31, 2011
Portfolio Managers Ken Everding, Ph.D; Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA; Maria Cappellano
Performance3,4

			Since
% Average Annual Total Returns	Inception Date	One Year	Inception

Class A at NAV	9/30/2010	3.87%	3.55%
Class A at 4.75% Maximum Sales Charge	—	-1.06	-0.41
Class C at NAV	9/30/2010	3.18	2.83
Class C at 1% Maximum Sales Charge	—	2.18	2.83
Class I at NAV	9/30/2010	4.06	3.78

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	9/30/2010	0.10%	0.11%

% Total Annual Operating Expense Ratios[5]	Class A	Class C	Class I

Gross	3.20%	3.95%	2.95%
Net	1.55	2.30	1.30
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	9/30/10	$261,144	$248,709

Class C	9/30/10	$258,890	N.A.

Growth of $10,000

Class A	9/30/10	$10,446	$9,948

Class C	9/30/10	$10,356	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Parametric Option Absolute Return Strategy Fund1
December 31, 2011
Fund Profile

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Parametric Option Absolute Return Strategy Fund1
December 31, 2011
Endnotes and Additional Disclosures

[1]	As of May 1, 2011, the Fund changed its name from Eaton Vance Option Absolute Return Strategy Fund to Eaton Vance Parametric Option Absolute Return Strategy Fund.

[2]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[3]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[5]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

Fund profile subject to change due to active management.

5

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$990.50	$8.78	**	1.75%
Class C	$1,000.00	$986.60	$12.52	**	2.50%
Class I	$1,000.00	$991.50	$7.53	**	1.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.40	$8.89	**	1.75%
Class C	$1,000.00	$1,012.60	$12.68	**	2.50%
Class I	$1,000.00	$1,017.60	$7.63	**	1.50%

Effective January 1, 2012, the contractual expense caps of the Fund have changed. If these changes had been in place during the reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$990.50	$7.78	**	1.55%
Class C	$1,000.00	$986.60	$11.52	**	2.30%
Class I	$1,000.00	$991.50	$6.53	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.88	**	1.55%
Class C	$1,000.00	$1,013.60	$11.67	**	2.30%
Class I	$1,000.00	$1,018.70	$6.61	**	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Portfolio of Investments

Corporate Bonds & Notes — 32.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 0.6%

Archer Daniels Midland Co., 0.613%, 8/13/12(1)	$400	$400,715

		$400,715

Banks — 12.9%

Abbey National Treasury Services PLC, 0.784%, 1/20/12(1)(2)	$215	$214,935
American Express Co., 0.424%, 5/29/12	100	99,936
American Express Co., 0.426%, 6/12/12(1)	250	249,373
American Express Co., MTN, 0.414%, 2/24/12(1)	200	199,873
American Express Co., MTN, 1.985%, 6/19/13(1)	100	100,228
Bank of America Corp., 1.04%, 9/11/12(1)	315	306,040
Bank of America Corp., MTN, 1.848%, 1/30/14(1)	250	225,841
Bank of Montreal, MTN, 0.898%, 4/29/14(1)	250	249,375
Bank of Montreal, 2.125%, 6/28/13	250	254,175
Bank of New York Mellon, Inc., 6.375%, 4/1/12	125	126,778
BB&T Corp., 4.75%, 10/1/12	200	205,086
BB&T Corp., MTN, 3.85%, 7/27/12	370	376,096
BlackRock, Inc., 0.806%, 5/24/13(1)	200	199,966
Citigroup, Inc., 0.659%, 3/7/14(1)	250	233,774
Citigroup, Inc., 2.453%, 8/13/13(1)	250	245,497
Citigroup, Inc., 5.25%, 2/27/12	100	100,462
Credit Suisse USA, Inc., 0.644%, 4/12/13(1)	270	265,485
Credit Suisse USA, Inc., 2.20%, 1/14/14	200	197,914
Fifth Third Bank, 0.576%, 5/17/13(1)	400	392,653
Goldman Sachs Group, Inc., 1.176%, 9/29/14(1)	255	231,639
Goldman Sachs Group, Inc., 1.435%, 2/7/14(1)	125	116,909
Goldman Sachs Group, Inc., 5.45%, 11/1/12	100	101,722
Goldman Sachs Group, Inc., MTN, 0.615%, 2/6/12(1)	125	124,800
HSBC Finance Corp., 0.653%, 1/15/14(1)	260	239,630
HSBC Finance Corp., 0.686%, 4/24/12(1)	80	79,071
HSBC Finance Corp., 0.756%, 7/19/12(1)	125	123,144
JPMorgan Chase & Co, 1.119%, 9/30/13(1)	225	222,779
JPMorgan Chase & Co, 5.75%, 1/2/13	250	259,408
JPMorgan Chase & Co, MTN, 1.216%, 1/24/14(1)	200	197,092
Merrill Lynch & Co., Inc., 6.05%, 8/15/12	225	228,289
Morgan Stanley, 1.408%, 4/29/13(1)	325	306,392
Morgan Stanley, MTN, 0.691%, 1/9/14(1)	225	203,671
National Australia Bank, 2.50%, 1/8/13(2)	250	251,350
PNC Funding Corp., 0.628%, 1/31/14(1)	175	171,465
Royal Bank of Canada, 0.703%, 4/17/14(1)	250	247,602
Royal Bank of Canada, 1.125%, 1/15/14	250	250,717
Royal Bank of Canada, 2.25%, 3/15/13	250	253,556
State Street Corp., 0.738%, 12/8/15(1)	200	189,790
State Street Corp., 0.884%, 3/7/14(1)	150	148,613
Toronto Dominion Bank, MTN, 0.60%, 7/26/13(1)	400	399,606
US Bank NA, 0.681%, 10/14/14(1)	125	122,232
US Bank NA, 1.375%, 9/13/13	150	150,996
Wachovia Corp., 0.812%, 11/3/14(1)	330	311,294
Wachovia Corp., MTN, 5.50%, 5/1/13	200	211,110
Wells Fargo & Co., 5.25%, 10/23/12	54	55,907

		$9,442,271

Beverages — 3.2%

Anheuser Busch Cos., Inc., 2.50%, 3/26/13	$350	$356,613
Anheuser Busch Cos., Inc., 3.00%, 10/15/12	300	304,774
Anheuser Busch Cos., Inc., 4.70%, 4/15/12	200	202,254
Bottling Group, LLC, 4.625%, 11/15/12	195	201,646
Coca-Cola Refreshments USA, Inc., 0.507%, 5/15/12(1)	100	100,076
Coca-Cola Refreshments USA, Inc., 1.125%, 11/12/13	360	361,367
Coca-Cola Refreshments USA, Inc., 8.50%, 2/1/12	125	125,736
Diageo Capital PLC, 5.125%, 1/30/12	283	283,890
Pepsico, Inc., 0.875%, 10/25/13	250	251,378
Pepsico, Inc., 5.15%, 5/15/12	175	177,974

		$2,365,708

Building Materials — 0.4%

Lowes Cos., Inc., 5.60%, 9/15/12	$300	$309,859

		$309,859

Business Equipment and Services — 0.4%

eBay, Inc., 0.875%, 10/15/13	$300	$301,097

		$301,097

Communications Services — 0.3%

Telefonica Emisiones SAU, 0.763%, 2/4/13(1)	$200	$192,369

		$192,369

Computers — 0.8%

Hewlett Packard Co., 0.667%, 9/13/12(1)	$41	$40,802
Hewlett Packard Co., 0.923%, 5/30/14(1)	250	241,883
Hewlett-Packard Co., 6.50%, 7/1/12	150	154,105
IBM Corp., 4.75%, 11/29/12	125	129,296

		$566,086

Diversified Manufacturing — 0.6%

Procter & Gamble Co., 0.493%, 11/14/12(1)	$450	$450,179

		$450,179

Drugs — 0.7%

Abbott Laboratories, 5.15%, 11/30/12	$400	$416,924
Merck & Co., Inc., 4.375%, 2/15/13	100	104,335

		$521,259

See Notes to Financial Statements.
7

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Energy — 0.6%

Praxair, Inc., 1.75%, 11/15/12	$200	$201,756
Praxair, Inc., 6.375%, 4/1/12	255	258,485

		$460,241

Financial Services — 3.8%

Caterpillar Financial Services Corp., 0.662%, 4/1/14(1)	$200	$199,867
Caterpillar Financial Services Corp., MTN, 0.648%, 2/22/13(1)	150	150,312
Caterpillar Financial Services Corp., MTN, 5.75%, 2/15/12	100	100,642
Caterpillar Financial Services Corp., MTN, 6.20%, 9/30/13	250	272,678
Daimler Finance NA, LLC, 7.30%, 1/15/12	270	270,505
General Electric Capital Corp., MTN, 0.696%, 9/15/14(1)	205	196,491
General Electric Capital Corp., MTN, 1.571%, 9/23/13(1)	250	248,068
Household Financial Corp., 6.375%, 11/27/12	200	205,760
John Deere Capital Corp., MTN, 5.35%, 1/17/12	300	300,566
Volkswagen International Financial N.V., 0.982%, 4/1/14(1)(2)	350	343,196
Western Union Co., 1.114%, 3/7/13(1)	500	500,112

		$2,788,197

Foods-Retail — 0.2%

McDonalds Corp., MTN, 5.75%, 3/1/12	$105	$105,860

		$105,860

Insurance — 2.8%

Allstate Corp., 6.125%, 2/15/12	$225	$226,180
Berkshire Hathaway Financial Corp., 2.125%, 2/11/13	285	289,934
Berkshire Hathaway Financial Corp., 4.75%, 5/15/12	150	152,101
Berkshire Hathaway Financial Corp., 5.00%, 8/15/13	300	319,621
MetLife, Inc., 1.685%, 8/6/13(1)	325	326,386
Prudential Financial, Inc., 3.625%, 9/17/12	300	304,712
Prudential Financial, Inc., MTN, 4.50%, 7/15/13	150	155,583
UnitedHealth Group, Inc., 5.50%, 11/15/12	250	259,707

		$2,034,224

Multimedia — 0.8%

Walt Disney Co. (The), 4.70%, 12/1/12	$445	$461,923
Walt Disney Co. (The), MTN, 6.375%, 3/1/12	100	100,906

		$562,829

Real Estate Investment Trusts (REITs) — 0.2%

Boston Properties LP., 6.25%, 1/15/13	$150	$155,939

		$155,939

Retail-Specialty and Apparel — 0.7%

Costco Wholesale Corp., 5.30%, 3/15/12	$100	$100,932
Target Corp., 5.875%, 3/1/12	435	438,669

		$539,601

Tobacco — 0.4%

Philip Morris International, Inc., 4.875%, 5/16/13	$300	$316,716

		$316,716

Utilities — 3.0%

Alabama Power Co., 5.80%, 11/15/13	$114	$124,260
Duke Energy Co., 5.625%, 11/30/12	205	213,680
Duke Energy Co., 6.25%, 1/15/12	573	573,916
Georgia Power Co., 0.866%, 3/15/13(1)	138	138,073
Southern Co., 5.30%, 1/15/12	400	400,577
Virginia Electric & Power Co., 4.75%, 3/1/13	250	260,714
Virginia Electric & Power Co., 5.10%, 11/30/12	300	311,703
XTO Energy, Inc., 7.50%, 4/15/12	200	204,024

		$2,226,947

Total Corporate Bonds & Notes
(identified cost $23,873,314)		$23,740,097

Commercial Mortgage-Backed Securities — 5.1%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2002-2, Class A3, 5.118%, 7/11/43	$48	$48,543
BSCMS, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	127	128,966
CSFB, Series 2003-C3, Class A5, 3.936%, 5/15/38	350	358,060
GCCFC, Series 2002-C1, Class A4, 4.948%, 1/11/35	232	236,023
GCCFC, Series 2003-C2, Class A3, 4.533%, 1/5/36	71	71,696
GECMC, Series 2002-3A, Class A2, 4.996%, 12/10/37	219	223,495
GMACC, Series 2002-C3, Class A2, 4.93%, 7/10/39	125	126,955
GMACC, Series 2003-C2, Class A1, 4.576%, 5/10/40	109	111,677
GMACC, Series 2004-C2, Class A2, 4.76%, 8/10/38	24	23,874
JPMCC, Series 2002-C1, Class A3, 5.376%, 7/12/37	125	125,783
JPMCC, Series 2002-C3, Class A2, 4.994%, 7/12/35	148	151,283
JPMCC, Series 2002-CIB5, Class A2, 5.161%, 10/12/37	150	153,121
JPMCC, Series 2005-CB11, Class A3, 5.197%, 8/12/37	88	90,102
LB-UBS, Series 2002-C2, Class A4, 5.594%, 6/15/31	136	136,767
LB-UBS, Series 2002-C4, Class A3, 4.071%, 9/15/26	76	75,935
LB-UBS, Series 2002-C4, Class A5, 4.853%, 9/15/31	250	254,044
LB-UBS, Series 2003-C1, Class A4, 4.394%, 3/15/32	300	307,868
LB-UBS, Series 2003-C7, Class A4, 4.931%, 9/15/35	350	365,574
MSC, Series 2002-TOP7, Class A2, 5.98%, 1/15/39	103	103,739
MSC, Series 2003-HQ2, Class A2, 4.92%, 3/12/35	235	242,017
MSC, Series 2003-IQ5, Class A4, 5.01%, 4/15/38	112	116,442
NASC, Series 1998-D6, Class A3, 7.28%, 3/15/30	250	264,539

Total Commercial Mortgage-Backed Securities
(identified cost $3,735,580)		$3,716,503

See Notes to Financial Statements.
8

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 1.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp., PAC CMO, Series 2971, Class GC, 5.00%, 7/15/18	$450	$472,248
Federal National Mortgage Association, PAC CMO, Series 2003-129, Class PW, 4.50%, 7/25/33	150	151,702
Federal National Mortgage Association, PAC CMO, Series 2004-81, Class KD, 4.50%, 7/25/18	472	484,936

		$1,108,886

Total Collateralized Mortgage Obligations
(identified cost $1,117,220)		$1,108,886

Asset-Backed Securities — 0.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Automotive — 0.5%

HAROT, Series 2011-3, Class A2, 0.67%, 4/21/14	$350	$349,938

Total Asset-Backed Securities
(identified cost $349,979)		$349,938

U.S. Government Agency Obligations — 33.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank, 0.195%, 5/23/12(1)	$1,500	$1,500,517
Federal Farm Credit Bank, 0.30%, 7/29/13(1)	1,000	999,875
Federal Home Loan Bank, 0.30%, 10/26/12	1,250	1,250,133
Federal Home Loan Bank, 1.625%, 9/26/12	2,000	2,020,440
Federal Home Loan Mortgage Corp., 0.24%, 1/24/13(1)	1,865	1,866,292
Federal Home Loan Mortgage Corp., 0.243%, 2/16/12(1)	195	195,022
Federal Home Loan Mortgage Corp., 0.256%, 5/11/12(1)	1,000	1,000,438
Federal Home Loan Mortgage Corp., 0.26%, 1/10/13(1)	5,310	5,314,869
Federal Home Loan Mortgage Corp., 0.60%, 8/22/13	500	500,208
Federal Home Loan Mortgage Corp., 1.00% to 3/7/12 and 2.375% thereafter, 3/7/14	1,000	1,000,914
Federal Home Loan Mortgage Corp., 5.50%, 12/15/33	170	177,896
Federal National Mortgage Association, 0.34%, 1/27/15(1)	5,000	4,991,035
Federal National Mortgage Association, 0.40%, 2/1/13(1)	2,490	2,493,762
Federal National Mortgage Association, 0.55%, 10/18/13(1)	1,250	1,250,959

Total U.S. Government Agency Obligations
(identified cost $24,584,507)		$24,562,360

U.S. Treasury Obligations — 21.9%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes, 3.375%, 1/15/12	$4,463	$4,466,791
U.S. Treasury Note, 0.125%, 8/31/13	3,650	3,644,726
U.S. Treasury Note, 0.375%, 6/30/13	2,500	2,506,640
U.S. Treasury Note, 0.50%, 11/15/13	2,500	2,512,207
U.S. Treasury Note, 1.00%, 1/15/14	2,500	2,537,695
U.S. Treasury Note, 1.375%, 2/15/13	400	405,391

Total U.S. Treasury Obligations
(identified cost $16,123,018)		$16,073,450

Call Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	102	$1,365.00	1/21/12	$2,295
S&P 500 Index FLEX	106	1,375.00	1/3/12	0
S&P 500 Index FLEX	105	1,380.00	1/5/12	0
S&P 500 Index FLEX	106	1,375.00	1/6/12	1
S&P 500 Index FLEX	108	1,345.00	1/10/12	1,101
S&P 500 Index FLEX	107	1,335.00	1/11/12	3,500
S&P 500 Index FLEX	109	1,335.00	1/13/12	5,785
S&P 500 Index FLEX	109	1,320.00	1/17/12	25,207
S&P 500 Index FLEX	109	1,340.00	1/18/12	10,138
S&P 500 Index FLEX	101	1,360.00	1/25/12	7,741
S&P 500 Index FLEX	102	1,370.00	1/26/12	5,340
S&P 500 Index FLEX	101	1,370.00	1/27/12	5,867

Total Call Options Purchased
(identified cost $114,637)				$66,975

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	102	$1,115.00	1/21/12	$16,830
S&P 500 Index FLEX	106	1,095.00	1/3/12	1
S&P 500 Index FLEX	105	1,090.00	1/5/12	20
S&P 500 Index FLEX	106	1,090.00	1/6/12	65
S&P 500 Index FLEX	108	1,060.00	1/10/12	284
S&P 500 Index FLEX	107	1,050.00	1/11/12	324
S&P 500 Index FLEX	109	1,070.00	1/13/12	1,314
S&P 500 Index FLEX	109	1,060.00	1/17/12	2,881
S&P 500 Index FLEX	109	1,090.00	1/18/12	6,893
S&P 500 Index FLEX	101	1,090.00	1/25/12	16,109
S&P 500 Index FLEX	102	1,100.00	1/26/12	21,242
S&P 500 Index FLEX	101	1,105.00	1/27/12	24,974

Total Put Options Purchased
(identified cost $393,627)				$90,937

See Notes to Financial Statements.
9

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Portfolio of Investments — continued

Certificates of Deposit — 1.0%

	Principal
	Amount
Description	(000’s omitted)	Value

Abbey National NA, 1.718%, 4/25/13(1)	$250	$249,626
Bank of Nova Scotia, 0.705%, 10/18/12(1)	450	450,838

Total Certificates of Deposit
(identified cost $700,396)		$700,464

Short-Term Investments — 4.5%

U.S. Government Agency Obligations — 2.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association, 0.27%, 12/3/12(1)	$2,000	$2,002,034

		$2,002,034

Other — 1.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(3)	$1,308	$1,307,612

		$1,307,612

Total Short-Term Investments
(identified cost $3,307,883)		$3,309,646

Total Investments — 100.6%
(identified cost $74,300,161)		$73,719,256

Call Options Written — (1.2)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	102	$1,305.00	1/21/12	$(48,450)
S&P 500 Index FLEX	106	1,315.00	1/3/12	(405)
S&P 500 Index FLEX	105	1,320.00	1/5/12	(1,101)
S&P 500 Index FLEX	106	1,315.00	1/6/12	(3,102)
S&P 500 Index FLEX	108	1,285.00	1/10/12	(62,756)
S&P 500 Index FLEX	107	1,275.00	1/11/12	(103,485)
S&P 500 Index FLEX	109	1,275.00	1/13/12	(119,409)
S&P 500 Index FLEX	109	1,260.00	1/17/12	(222,397)
S&P 500 Index FLEX	109	1,280.00	1/18/12	(130,785)
S&P 500 Index FLEX	101	1,300.00	1/25/12	(86,555)
S&P 500 Index FLEX	102	1,310.00	1/26/12	(65,672)
S&P 500 Index FLEX	101	1,310.00	1/27/12	(67,764)

Total Call Options Written
(premiums received $989,368)				$(911,881)

Put Options Written — (0.4)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	102	$1,175.00	1/21/12	$(53,040)
S&P 500 Index FLEX	106	1,155.00	1/3/12	(99)
S&P 500 Index FLEX	105	1,150.00	1/5/12	(622)
S&P 500 Index FLEX	106	1,150.00	1/6/12	(1,279)
S&P 500 Index FLEX	108	1,120.00	1/10/12	(2,290)
S&P 500 Index FLEX	107	1,110.00	1/11/12	(2,275)
S&P 500 Index FLEX	109	1,130.00	1/13/12	(7,187)
S&P 500 Index FLEX	109	1,120.00	1/17/12	(11,503)
S&P 500 Index FLEX	109	1,150.00	1/18/12	(25,561)
S&P 500 Index FLEX	101	1,150.00	1/25/12	(44,446)
S&P 500 Index FLEX	102	1,160.00	1/26/12	(56,794)
S&P 500 Index FLEX	101	1,165.00	1/27/12	(64,901)

Total Put Options Written
(premiums received $950,983)				$(269,997)

Other Assets, Less Liabilities — 1.0%				$746,711

Net Assets — 100.0%				$73,284,089

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM	- Bank of America Commercial Mortgage, Inc.
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CMO	- Collateralized Mortgage Obligations
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
FLEX	- FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
GCCFC	- Greenwich Capital Commercial Funding Corp.
GECMC	- General Electric Commercial Mortgage Corp.
GMACC	- GMAC Commercial Mortgage Securities, Inc.
HAROT	- Honda Auto Receivables Owner Trust
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MSC	- Morgan Stanley Capital I
MTN	- Medium-Term Note
NASC	- Nomura Asset Securities Corp.
PAC	- Planned Amortization Class

(1)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2011.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2011, the aggregate value of these securities is $809,481 or 1.1% of the Fund’s net assets.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
10

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $72,992,549)	$72,411,644
Affiliated investment, at value (identified cost, $1,307,612)	1,307,612
Interest receivable	327,996
Interest receivable from affiliated investment	116
Receivable for investments sold	136,067
Receivable for Fund shares sold	767,426

Total assets	$74,950,861

Liabilities

Written options outstanding, at value (premiums received, $1,940,351)	$1,181,878
Payable for investments purchased	28,058
Payable for Fund shares redeemed	289,152
Payable to affiliates:
Investment adviser and administration fee	79,558
Distribution and service fees	7,246
Trustees’ fees	467
Accrued expenses	80,413

Total liabilities	$1,666,772

Net Assets	$73,284,089

Sources of Net Assets

Paid-in capital	$71,380,775
Accumulated net realized gain	1,673,309
Accumulated undistributed net investment income	52,437
Net unrealized appreciation	177,568

Net Assets	$73,284,089

Class A Shares

Net Assets	$34,002,874
Shares Outstanding	3,266,106
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.41
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.93

Class C Shares

Net Assets	$282,718
Shares Outstanding	27,406
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.32

Class I Shares

Net Assets	$38,998,497
Shares Outstanding	3,735,178
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
11

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest	$428,850
Interest allocated from affiliated investment	3,752
Expenses allocated from affiliated investment	(650)

Total investment income	$431,952

Expenses

Investment adviser and administration fee	$623,936
Distribution and service fees
Class A	52,603
Class C	1,288
Trustees’ fees and expenses	2,052
Custodian fee	102,030
Transfer and dividend disbursing agent fees	31,474
Legal and accounting services	44,811
Printing and postage	17,329
Registration fees	49,446
Miscellaneous	7,679

Total expenses	$932,648

Deduct —
Allocation of expenses to affiliate	$27,953
Reduction of custodian fee	22

Total expense reductions	$27,975

Net expenses	$904,673

Net investment loss	$(472,721)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(4,536,481)
Investment transactions allocated from affiliated investment	215
Written options	6,822,683

Net realized gain	$2,286,417

Change in unrealized appreciation (depreciation) —
Investments	$(521,682)
Written options	599,253

Net change in unrealized appreciation (depreciation)	$77,571

Net realized and unrealized gain	$2,363,988

Net increase in net assets from operations	$1,891,267

See Notes to Financial Statements.
12

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010(1)

From operations —
Net investment loss	$(472,721)	$(74,881)
Net realized gain from investment transactions and written options	2,286,417	103,889
Net change in unrealized appreciation (depreciation) from investments and written options	77,571	99,997

Net increase in net assets from operations	$1,891,267	$129,005

Distributions to shareholders —
From net realized gain
Class A	$(18,731)	$(11,400)
Class C	(36)	(17)
Class I	(44,808)	(41,985)

Total distributions to shareholders	$(63,575)	$(53,402)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$42,766,085	$7,152,022
Class C	285,775	10,000
Class I	33,565,398	24,990,948
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,713	11,384
Class C	18	—
Class I	94	18
Cost of shares redeemed
Class A	(16,572,537)	(38,725)
Class C	(12,070)	—
Class I	(20,796,329)	—

Net increase in net assets from Fund share transactions	$39,255,147	$32,125,647

Net increase in net assets	$41,082,839	$32,201,250

Net Assets

At beginning of period	$32,201,250	$—

At end of period	$73,284,089	$32,201,250

Accumulated undistributed net investment income included in net assets

At end of period	$52,437	$266

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

See Notes to Financial Statements.
13

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$10.040	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.100)	$(0.028)
Net realized and unrealized gain	0.488	0.085

Total income from operations	$0.388	$0.057

Less Distributions

From net realized gain	$(0.018)	$(0.017)

Total distributions	$(0.018)	$(0.017)

Net asset value — End of period	$10.410	$10.040

Total Return(3)	3.87%	0.57	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,003	$7,080
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.75%	1.75	%(7)
Net investment loss	(0.98)%	(1.10	)%(7)
Portfolio Turnover	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.05% and 1.45% of average daily net assets for year ended December 31, 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.

See Notes to Financial Statements.
14

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$10.020	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.176)	$(0.054)
Net realized and unrealized gain	0.494	0.091

Total income from operations	$0.318	$0.037

Less Distributions

From net realized gain	$(0.018)	$(0.017)

Total distributions	$(0.018)	$(0.017)

Net asset value — End of period	$10.320	$10.020

Total Return(3)	3.18%	0.37	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$283	$10
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.50%	2.50	%(7)
Net investment loss	(1.73)%	(2.11	)%(7)
Portfolio Turnover	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.05% and 1.45% of average daily net assets for year ended December 31, 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.

See Notes to Financial Statements.
15

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Net asset value — Beginning of period	$10.050	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.076)	$(0.028)
Net realized and unrealized gain	0.484	0.095

Total income from operations	$0.408	$0.067

Less Distributions

From net realized gain	$(0.018)	$(0.017)

Total distributions	$(0.018)	$(0.017)

Net asset value — End of period	$10.440	$10.050

Total Return(3)	4.06%	0.67	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,998	$25,112
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50%	1.50	%(7)
Net investment loss	(0.74)%	(1.09	)%(7)
Portfolio Turnover	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.05% and 1.45% of average daily net assets for year ended December 31, 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.

See Notes to Financial Statements.
16

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Parametric Option Absolute Return Strategy Fund (formerly, Eaton Vance Option Absolute Return Strategy Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on September 30, 2010 to December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

17

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended	Period Ended
	December 31, 2011	December 31, 2010(1)

Distributions declared from:
Ordinary income	$11,010	$—
Long-term capital gains	52,565	53,402

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

18

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

During the year ended December 31, 2011, accumulated net realized gain was decreased by $524,892 and accumulated undistributed net investment income was increased by $524,892 due to differences between book and tax accounting, primarily for paydown gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$855,131
Undistributed long-term capital gains	$1,602,314
Net unrealized depreciation	$(554,131)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to purchased and written options contracts, investments in partnerships and premium amortization.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended December 31, 2011, the Fund’s investment adviser and administration fee amounted to $623,936 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its adviser and administration fee for sub-advisory services provided to the Fund. EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceeded 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to this agreement, EVM was allocated $27,953 of the Fund’s operating expenses for the year ended December 31, 2011. Effective January 1, 2012, EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.55%, 2.30% and 1.30% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through April 30, 2013. Thereafter, this agreement may be changed or terminated at any time.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $696 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,453 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee paid or accrued to EVD for the year ended December 31, 2011 amounted to $52,603 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2011, the Fund paid or accrued to EVD $966 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $322 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower

19

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2011, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended December 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$24,314,711	$4,902,078
U.S. Government and Agency Securities	68,031,803	36,932,778

	$92,346,514	$41,834,856

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	December 31, 2011	December 31, 2010(1)

Sales	4,169,097	707,638
Issued to shareholders electing to receive payments of distributions in Fund shares	1,844	1,136
Redemptions	(1,609,768)	(3,841)

Net increase	2,561,173	704,933

	Year Ended	Period Ended
Class C	December 31, 2011	December 31, 2010(1)

Sales	27,599	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	2	—
Redemptions	(1,195)	—

Net increase	26,406	1,000

	Year Ended	Period Ended
Class I	December 31, 2011	December 31, 2010(1)

Sales	3,258,405	2,499,079
Issued to shareholders electing to receive payments of distributions in Fund shares	9	2
Redemptions	(2,022,317)	—

Net increase	1,236,097	2,499,081

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

At December 31, 2011, an affiliate of EVM owned approximately 19% of the value of the outstanding shares of the Fund.

20

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,115,475

Gross unrealized appreciation	$341,513
Gross unrealized depreciation	(895,644)

Net unrealized depreciation	$(554,131)

9 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2011 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,018	$585,740
Options written	23,874	20,121,304
Options terminated in closing purchase transactions	(4,029)	(3,178,637)
Options expired	(18,333)	(15,588,056)

Outstanding, end of year	2,530	$1,940,351

At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$157,912	(1)	$—
Written options	—		(1,181,878	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

21

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Purchased options	$(4,474,908)	$(264,543)
Written options	6,822,683	599,253

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2011, which is indicative of the volume of this derivative type, was approximately 1,800 contracts.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$23,740,097	$—	$23,740,097
Commercial Mortgage-Backed Securities	—	3,716,503	—	3,716,503
Collateralized Mortgage Obligations	—	1,108,886	—	1,108,886
Asset-Backed Securities	—	349,938	—	349,938
U.S. Government Agency Obligations	—	24,562,360	—	24,562,360
U.S. Treasury Obligations	—	16,073,450	—	16,073,450
Call Options Purchased	2,295	64,680	—	66,975
Put Options Purchased	16,830	74,107	—	90,937
Certificates of Deposit	—	700,464	—	700,464
Short-Term Investments —
U.S. Government Agency Obligations	—	2,002,034	—	2,002,034
Other	—	1,307,612	—	1,307,612

Total Investments	$19,125	$73,700,131	$—	$73,719,256

Liability Description

Call Options Written	$(48,450)	$(863,431)	$—	$(911,881)
Put Options Written	(53,040)	(216,957)	—	(269,997)

Total	$(101,490)	$(1,080,388)	$—	$(1,181,878)

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1and Level 2, if any, during the year then ended was not significant.

23

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Parametric Option Absolute Return Strategy Fund (formerly, Eaton Vance Option Absolute Return Strategy Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Parametric Option Absolute Return Strategy Fund (formerly, Eaton Vance Option Absolute Return Strategy Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, September 30, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Option Absolute Return Strategy Fund as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, September 30, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2012

24

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends. The Fund designates $52,565 as a capital gain dividend.

25

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

26

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance
Parametric Option Absolute Return Strategy Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, CT 06880

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4967-2/12	OARSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Parametric Option Absolute Return Strategy Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2010 and December 31, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$24,840	$25,070
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,530	$15,690
All Other Fees(3)	$1,900	$1,200

Total	$42,270	$41,960

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$31,550	$21,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,000	$21,650
All Other Fees(3)	$1,000	$1,200

Total	$47,550	$44,600

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$24,840	$25,070
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,800	$8,890
All Other Fees(3)	$1,900	$1,200

Total	$35,540	$35,160

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$13,605	$13,725
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,250
All Other Fees(3)	$1,900	$2,200

Total	$21,695	$22,175

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$9,830	$9,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,350	$10,450
All Other Fees(3)	$1,000	$300

Total	$21,180	$20,660

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$10,225	$10,315
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,770	$6,840
All Other Fees(3)	$1,900	$1,200

Total	$18,895	$18,355

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$15,520	$15,660
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,800	$8,890
All Other Fees(3)	$1,900	$1,200

Total	$26,220	$25,750

Eaton Vance Parametric Option Absolute Return Strategy Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$33,550	$33,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,000	$8,000
All Other Fees(3)	$300	$300

Total	$41,850	$41,850

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$13,450	$13,570
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$5,930	$5,990
All Other Fees(3)	$1,900	$2,300

Total	$21,280	$21,860

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$18,630	$18,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,800	$8,890
All Other Fees(3)	$1,900	$1,200

Total	$29,330	$28,890

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$20,510	$20,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,770	$6,840
All Other Fees(3)	$1,900	$300

Total	$29,180	$27,840

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$24,840	$25,070
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,800	$8,890
All Other Fees(3)	$1,900	$1,200

Total	$35,540	$35,160

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/10*	11/30/10	12/31/10	10/31/11	11/30/11	12/31/11
Audit Fees	$11,550	$47,600	$268,710	$11,650	$26,300	$233,190
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$10,000	$15,200	$128,370	$10,100	$8,280	$117,270
All Other Fees(3)	$500	$2,800	$20,400	$300	$1,200	$13,800

Total	$22,050	$65,600	$417,480	$22,050	$35,780	$364,260

*	Series commenced operations on 4/1/2010.

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/10*	11/30/10	12/31/10	10/31/11	11/30/11	12/31/11
Registrant(1)	$10,500	$18,000	$148,770	$10,400	$9,480	$150,220
Eaton Vance(2)	$278,901	$278,901	$250,973	$226,431	$287,931	$334,561

*	Series commenced operations on 4/1/2010.

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 21, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 21, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 21, 2012